                                                                     EXHIBIT 4.2







                         CMC SECURITIES CORPORATION III,

                                     Issuer,

                       THE FIRST NATIONAL BANK OF CHICAGO,

                                    Trustee,

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                               Bond Administrator


                            Series 1998-2 Supplement

                         Dated as of September 30, 1998


                                       to

                                    INDENTURE

                            Dated as of March 1, 1998



                                  $538,759,376
                       COLLATERALIZED MORTGAGE OBLIGATIONS

                                  Series 1998-2

                                TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       -----
SECTION 1.     Certain Defined Terms................................................................... 2
SECTION 2.     Designation............................................................................. 24
SECTION 3.     Dating of Series 1998-2 Bonds; Certain other Matters.................................... 24
SECTION 4.     Transfer of ERISA Restricted and ERISA Prohibited Bonds................................. 24
SECTION 5.     Aggregate Principal Amount; Classes..................................................... 24
SECTION 6.     Denominations of Series 1998-2 Bonds.................................................... 27
SECTION 7.     Authentication of Series 1998-2 Bonds................................................... 27
SECTION 8.     [RESERVED].............................................................................. 28
SECTION 9.     Places for Payment of Principal of Series 1998-2 Bonds; Payments on
                    Book Entry Bonds................................................................... 28
SECTION 10.    Payment on the Bonds Before Acceleration; Reports to Bondholders........................ 28
SECTION 11.    Payment on the Bonds on and after Acceleration.......................................... 35
SECTION 12.    Allocation of Realized Losses, Net Interest Shortfalls, Subordinate Bond
                    Writedown Amounts; PO Deferred Payment Writedown Amounts........................... 36
SECTION 13.    Transfer of Certificates to Trustee; Deposits to Collection Account;
                    Pledged Accounts................................................................... 39
SECTION 14.    Requirements for Issuance of Series 1998-2 Bonds........................................ 39
SECTION 15.    Reports to Bondholders.................................................................. 40
SECTION 16.    Redemption.............................................................................. 41
SECTION 17.    Actions by Trustee as Holder of Conventional Certificates............................... 41
SECTION 18.    REMIC Administration; Certain Tax Matters Relating to Bond
                    Pool Grantor Trust................................................................. 43
SECTION 19.    Form of Series 1998-2 Bonds; Matters Relating to Book Entry Bonds....................... 50
SECTION 20.    Supplements, Modifications and Ratifications of Indenture............................... 51
SECTION 21.    Certain Matters Regarding Registration of Transfer and Exchange of Bonds................ 52
SECTION 22.    Rule 144A Information................................................................... 54
SECTION 23.    Counterparts............................................................................ 54
SECTION 24.    Governing Law........................................................................... 54
SECTION 25.    Notices................................................................................. 54
SECTION 26.    Certain Matters Relating to Retail Bonds................................................ 55
SECTION 27.    Indenture Trustee Same Person as Certificate Trustee.................................... 59

Schedule A        -     Schedule of Certificates
Appendix A-1      -     Planned Balances
Appendix A-2      -     Targeted Balances
Appendix B        -     250% SPA Balance


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                                TABLE OF CONTENTS

EXHIBITS
Exhibit A-1       -           Form of Bond (Class A-1, A-2, A-3, A-4, A-6, A-7, A-8, A-9, A-11, A-12, A-13,
                              A-14, A-15, A-16, A-17, A-18, A-19, A-21, A-22, A-23 and II-A-1)
Exhibit A-1-A-20  -           Form of Bond (Class A-20)
Exhibit A-2-P     -           Form of Bond (Class P)
Exhibit A-2-II-P  -           Form of Bond (Class II-P)
Exhibit A-3       -           Form of Bond (Class A-5, A-10, X, and II-X-1)
Exhibit A-3-X-2   -           Form of Bond (Class II-X-2)
Exhibit A-4       -           Form of Bond (Class B-1, B-2, II-B-1 and II-B-2)
Exhibit A-5       -           Form of Bond (Class B-3 and II-B-3)
Exhibit A-6       -           Form of Bond (Class B-4, B-5, B-6, II-B-4, II-B-5 and II-B-6)
Exhibit A-7       -           Form of Bond (Residual Bonds)
Exhibit B         -           Form of Transferee Affidavit and Agreement (Residual Bonds)
Exhibit C-1       -           Form of Transferee Representation Letter (Private Bonds)
Exhibit C-2       -           Form of Transferor Representation Letter (Private Bonds)
Exhibit C-3       -           Form of Rule 144A Transferee Representation (Private Bonds)
Exhibit C-4       -           Form of Transferee Representation Letter (Class II-X-2 Bonds)
Exhibit D-1       -           Letter of Representations (Book Entry Bonds Other than Retail Bonds and Other
                              Subordinate Bonds)
Exhibit D-2       -           Letter of Representations (Retail Bonds)
Exhibit E         -           Form of Transferor Certificate (Residual Bonds)

         Series 1998-2 Supplement dated as of September 30, 1998, between CMC SECURITIES CORPORATION III, a Delaware corporation (together with its successors and assigns as provided in the Indenture referred to below, the "Issuer"), THE FIRST NATIONAL BANK OF CHICAGO, a national bank (together with its successors in trust thereunder as provided in the Indenture, the "Trustee"), as trustee under an Indenture dated as of March 1, 1998 (such Indenture, as thereafter amended and supplemented, is referred to herein as the "Indenture"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association (together with its successors, the "Bond Administrator").


                              PRELIMINARY STATEMENT

         Section 2.3 of the Indenture provides, among other things, that the Issuer, when authorized by its Board of Directors, and the Trustee may enter into an indenture supplemental to the Indenture for the purpose of authorizing a Series of Bonds and to specify certain terms of such Series of Bonds. The Board of Directors of the Issuer has duly authorized the creation of a Series of Bonds in an aggregate principal amount of $538,759,376 to be known as its Collateralized Mortgage Obligations, Series 1998-2 (the "Series 1998-2 Bonds", with references herein to "Bonds" being references solely to the Series 1998-2 Bonds), and the Issuer and the Trustee are executing and delivering this Series 1998-2 Supplement in order to provide for the Series 1998-2 Bonds. All terms used in this Series 1998-2 Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein as supplemented by Section 1 hereof, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Indenture as relating to a particular Series rather than to all Bonds generally shall, when used in this Series 1998-2 Supplement, relate to the Series 1998-2 Bonds, whether or not expressly so stated herein.


                                GRANTING CLAUSES

         The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Series 1998-2 Bonds, all of the Issuer's right, title and interest in and to (a) the mortgage pass-through certificates listed in Schedule A to this Series 1998-2 Supplement, which the Issuer has caused to be delivered to the Trustee herewith and which Conventional Certificates evidence interests in pools of mortgage loans on one- to four-family residential properties and individual condominium units, and all Distributions with respect thereto payable at any time on or after the first Distribution Date, (b) each Pledged Account for the Series 1998-2 Bonds, including all income from the investment of funds in each such Pledged Account, (c) the Initial Deposit and (d) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. Such Grants are made, however, in trust, to secure the Series 1998-2 Bonds, equally and ratably, without prejudice or distinction between any Series 1998-2 Bond and any other Series 1998-2 Bond by reason of difference in time of issuance or otherwise, and to secure (i) the payment of all amounts due on the Series 1998-2 Bonds as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable under the Indenture or this Series 1998-2 Supplement with respect to the Series 1998-2 Bonds, and (iii) compliance with the provisions of the Indenture and this Series 1998-2 Supplement with respect to the Series 1998-2 Bonds, all as provided in the Indenture and this Series 1998-2 Supplement.

         The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof and of the Indenture, and agrees to perform the duties herein or therein required in accordance with Article VI of the Indenture.

Section 1. Certain Defined Terms.

         Sections 1.1 and 2.3 of the Indenture provide that the meaning of certain defined terms used in the Indenture shall, when applied to the Bonds of a particular Series, be as defined in said Section 1.1 but with such additional provisions as are specified in the related Series Supplement. With respect to the Series 1998-2 Bonds, the following provisions shall govern the defined terms set forth below:

         "Accrual Date": With respect to all Classes of Bonds which pay interest, other than the LIBOR Bonds, September 1, 1998, and with respect to each Class of LIBOR Bonds, September 25, 1998.

         "Accrued Bond Interest": For any interest-bearing Class of Bonds for any Payment Date, the interest accrued during the related Interest Accrual Period at the applicable Bond Interest Rate on the Class Current Principal Balance (or in the case of a Class of Interest Only Bonds, the Class Notional Balance) of such Class immediately prior to such Payment Date, calculated on the basis of a 360-day year consisting of twelve 30-day months, less (i) in the case of an interest-bearing Class of Senior Bonds, such Class's share of any Net Interest Shortfall and the interest portion of any Excess Special Hazard Losses and, after the applicable Cross-Over Date, the interest portion of any Realized Losses applicable to its related Mortgage Loan Group and (ii) in the case of a Class of Subordinate Bonds, such Class's share of any Net Interest Shortfall and the interest portion of any Realized Losses applicable to its related Mortgage Loan Group.

         "Adjusted Group 1 Non-PO Mortgage Pool Balance": The sum for each Group 1 Mortgage Loan of the product of (i) the Scheduled Principal Balance as of such Payment Date and (ii) the Non-PO Percentage for such Mortgage Loan.

         "Adjustment Amount": For each anniversary of the Cut-off Date, for each Mortgage Loan Group, the amount, if any, by which the applicable Special Hazard Loss Amount (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (A) an amount calculated by the Bond Administrator and approved by each of the Rating Agencies, which amount shall not be less than $500,000, and (B) the greater of (x) 1.0% (or if greater than 1.0%, the highest percentage of Mortgage Loans of the applicable Mortgage Loan Group by principal balance secured by Mortgaged Properties in any five-digit California ZIP code area) of the Outstanding Principal Balance of all the Mortgage Loans of the applicable Mortgage Loan Group on the Distribution Date immediately preceding such anniversary and (y) twice the Outstanding Principal Balance of the Mortgage Loan of the applicable Mortgage Loan Group which has the largest Outstanding Principal Balance on the Distribution Date immediately preceding such anniversary.

         "Allocable Share": With respect to any Class of Subordinate Bonds of any Bond Group:

                  (a) as to any Payment Date and amounts payable pursuant to clauses (i), (iv) and (vi) of the applicable Subordinate Optimal Principal Amount for such Bond Group, the fraction, expressed as a percentage, the numerator of which is the Class Current Principal Balance of such Class and the denominator of which is the aggregate of the Class Current Principal Balances of all Classes of the Subordinate Bonds of such Bond Group; and

                  (b) as to any Payment Date and amounts distributable pursuant to clauses (ii), (iii) and (v) of the applicable Subordinate Optimal Principal Amount for such Bond Group, and as to each Class of Subordinate Bonds of such Bond Group (other than the Class of Subordinate Bonds of such Bond Group having the lowest numerical Class designation as to which the Class Prepayment Distribution Trigger shall not be applicable) for which (x) the related Class Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Current Principal Balance of such Class and the denominator of which is the aggregate of the Class Current Principal Balances of all Classes of Subordinate Bonds of such Bond Group and (y) the related Class Prepayment Distribution Trigger has not been satisfied on such Payment Date, 0%; provided that if on a Payment Date, the Class Current Principal Balance of any Class of Subordinate Bonds of such Bond Group for which the related Class Prepayment Distribution Trigger was satisfied on such Payment Date is reduced to zero, any amounts paid pursuant to this clause (b), to the extent of such Class's remaining Allocable Share, shall be paid to the remaining Classes of Subordinate Bonds of such Bond Group which satisfy the related Class Prepayment Distribution Trigger and to the Class of Subordinate Bonds of such Bond Group having the lowest numerical Class designation in reduction of their respective Current Principal Balances in the order of their numerical Class designations.

         "Applicable State Law": For purposes of Section 18(d), the Applicable State Law shall be (a) the law of the State of New York, (b) the law of the State of Illinois and (c) such other state law whose applicability shall have been brought to the attention of the Trustee or the Bond Administrator by either
(i) an Opinion of Counsel delivered to it, or (ii) written notice from the appropriate taxing authority as to the applicability of such state law.

         "Available Funds": As to any Payment Date, the aggregate of the Group 1 Available Funds and Group 2 Available Funds.

         "Benefit Plan Opinion": An opinion of counsel in form and substance satisfactory to the Trustee and the Issuer to the effect that the purchase and holding of the applicable Bonds will not constitute or result in a prohibited transaction under ERISA or the Code and will not (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R. ss. 2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer, the Master Servicer, anY Sub-Servicer, the Certificate Trustee, the Trustee or their respective affiliates or (c) be treated as, or result in, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code.

         "Bond Group": Each of the Group 1 Bonds and the Group 2 Bonds. The Group 1 Bonds are related to Mortgage Loan Group 1 which is represented by Conventional Certificate 1998-2A. The

Group 2 Bonds are related to Mortgage Loan Group 2 which is represented by Conventional Certificate 1998-2B.

         "Bond Interest Rate": With respect to any Class of Bonds (other than the Principal Only Bonds), the annual interest rate thereon set forth, or determined as provided with respect thereto, in Section 5. Any monthly calculation of interest at a stated rate shall be based upon annual interest at such rate divided by twelve.

         "Bond Pool Grantor Trust": As defined in the Trust Agreement.

         "Bond Pool Trustee": As defined in the Trust Agreement.

         "Bond Redemption Date": With respect to a Bond Group, the Distribution Date on which BSMCC, its designee or the Master Servicer exercises its option to purchase the Mortgage Loans in the related Mortgage Loan Group pursuant to
Section 10.01 of the Pooling and Servicing Agreement.

         "Book Entry Bonds": The Bonds specified as Book-Entry Bonds in Section 3(b) hereof.

         "BSMCC":  As defined in the Pooling and Servicing Agreement.

         "Business Day":  As defined in the Pooling and Servicing Agreement.


         "Cendant":  As defined in the Pooling and Servicing Agreement.

         "Certificate Trustee": As defined in the Pooling and Servicing
Agreement.

         "Class": Each class subdivision of the Bonds created hereunder pursuant to Section 5.

         "Class Current Principal Balance": With respect to any Class of Bonds (other than a Class of Interest Only Bonds), the sum of the Current Principal Balances of all Bonds in such Class. The Class Current Principal Balance of the Class A-6 Bonds shall equal the sum of the Component Current Principal Balances of Component A-6-1 and Component A-6-2. The Class Current Principal Balance of the Class P Bonds shall equal the sum of the Component P Principal Balances. The Class Current Principal Balance of each Class of Interest Only Bonds shall be zero.

         "Class Current Principal Amount", "Class Current Principal Balance" and "Class Imputed Principal Balance": As used in the Indenture, "Class Current Principal Amount", "Class Current Principal Balance" and "Class Imputed Principal Balance" shall have the same meaning as "Class Current Principal Balance" as defined herein.

         "Class A-5 Notional Balance": On any date, an amount equal to the sum of (i) the product of (A) 14.8148148148% and (B) the Class Current Principal Balance of the Class A-1 Bonds, (ii) the product of (A) 14.0740740741% and (B) the Class Current Principal Balance of the Class A-2 Bonds, (iii) the product of
(A) 7.4074074074% and (B) the Class Current Principal Balance of the

Class A-3 Bonds and (iv) the product of (A) 13.3333333333% and (B) the Class Current Principal Balance of the Class A-4 Bonds.

         "Class A-8 Accretion Termination Date": The earlier to occur of (i) the Payment Date on which the Component Current Principal Balance and Class Current Principal Balance, respectively, of Component A-6-1 and of the Class A-7 Bonds have been reduced to zero and (ii) the Group 1 Cross-Over Date.

         "Class A-8 Accrual Amount": With respect to a Payment Date, an amount equal to the Accrued Bond Interest with respect to the Class A-8 Bonds for such Payment Date.

         "Class A-10 Notional Balance": On any date, an amount equal to the Class Current Principal Balance of the Class A-9 Bonds.

         "Class A-12 Accretion Termination Date": The earlier to occur of (i) the Payment Date on which the Component Current Principal Balance and Class Current Principal Balance, respectively, of Component A-6-2 and the Class A-11 Bonds have been reduced to zero and (ii) the Group 1 Cross-Over Date.

         "Class A-12 Accrual Amount": With respect to a Payment Date, an amount equal to the Accrued Bond Interest with respect to the Class A-12 Bonds for such Payment Date.

         "Class A-20 Incremental Interest Amount": With respect to each of the first 12 Payment Dates, an amount equal to the excess of the Accrued Bond Interest on the Class A-20 Bonds for each such Payment Date over the amount of such Accrued Bond Interest calculated as if such Class A-20 Bonds had a Bond Interest Rate of 6.75% per annum.

         "Class A-23 Optimal Principal Amount": For any Payment Date occurring
(a) prior to the Payment Date in October 2003, zero and (b) for any Payment Date occurring after the first five years following the Closing Date, will be as follows: for any Payment Date during the sixth, seventh, eighth and ninth years after the Closing Date, 30%, 40%, 60% and 80%, respectively, of the Class A-23 Pro Rata Optimal Principal Amount for such Payment Date; and, for any Payment Date thereafter, 100% of the Class A-23 Pro Rata Optimal Principal Amount for such Payment Date. Notwithstanding the foregoing, if on any Payment Date the Class Current Principal Balance of each Class of Group 1 Senior Bonds (other than the Class A-23 Bonds and Component P-1) has been reduced to zero, the Class A-23 Optimal Principal Amount shall equal the Group 1 Senior P&I Optimal Principal Amount to the extent not paid on such Payment Date to other Classes of Group 1 Senior Bonds.

         "Class A-23 Pro Rata Optimal Principal Amount": For any Payment Date, an amount equal to the product of (x) the sum of the Group 1 Senior P&I Optimal Principal Amount and the Group 1 Subordinate Optimal Principal Amount for such Payment Date multiplied by (y) a fraction, the numerator of which is the Class Current Principal Balance of the Class A-23 Bonds immediately prior to such Payment Date and the denominator of which is the aggregate of the Class Current Principal Balances of all Classes of Group 1 Bonds (other than Component P-1) immediately prior to such Payment Date.

         "Class X Notional Balance": Immediately prior to a given Payment Date, the aggregate of the Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 1 on the second preceding Due Date.

         "Class II-P Cash Shortfall":  As defined in Section 10(a)(iii)(B).

         "Class II-X-I Notional Balance": Immediately prior to a given Payment Date, the aggregate of the Scheduled Principal Balances of the Non-Discount Mortgage Loans in Sub-Group 2A on the second preceding Due Date.

         "Class II-X-2 Notional Balance": Immediately prior to a given Payment Date, the aggregate of the Scheduled Principal Balances of the Non-Discount Mortgage Loans in Sub-Group 2B on the second preceding Due Date.

         "Class Notional Balance": The Class A-5 Notional Balance, the Class A-10 Notional Balance, the Class X Notional Balance, the Class II-X-1 Notional Balance or the Class II-X-2 Notional Balance, as applicable.

         "Class Prepayment Payment Trigger": For a Class of Subordinate Bonds in any Bond Group for any Payment Date, the Class Prepayment Payment Trigger is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate of the Class Current Principal Balances of such Class and each Class subordinate thereto, if any, and the denominator of which is the aggregate of the Scheduled Principal Balances of all of the Mortgage Loans in the related Mortgage Loan Group as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

         "Clearing Agency": The registered Holder of the single Bond evidencing each Class of the Book Entry Bonds. The initial Clearing Agency with respect to each Class of Book Entry Bonds shall be The Depository Trust Company of New York, the nominee for which is Cede & Co. The Clearing Agency shall at all times be a "clearing corporation" as defined in Article 8 of the Uniform Commercial Code of the State of New York.

         "Closing Date": As defined in the Pooling and Servicing Agreement.

         "Component": Component A-6-1, Component A-6-2, Component P-1 or Component P-2, as applicable.

         "Component A-6-1": A component of the Class A-6 Bonds identified and having the characteristics described in Section 5.

         "Component A-6-2": A Component of the Class A-6 Bonds identified and having the characteristics described in Section 5.

         "Component Current Principal Balance": With respect to any Component as of any Payment Date, the initial principal amount of such Component as of the Closing Date (as set forth in Section 5) as reduced by (i) all amounts paid on previous Payment Dates on such P Component

(other than with respect to PO Deferred Amounts, in the case of a P Component),
(ii) the principal portion of all Realized Losses allocated prior to such Payment Date to such Component (taking account of the Loss Allocation Limitation applicable to the Bond Group of such Component) and (iii) in the case of a P Component, any applicable PO Cash Shortfalls, in each case for previous Payment Dates.

         "Component P-1": A component of the Class P Bonds identified and having the characteristics described in Section 5.

         "Component P-1 Cash Shortfall": As defined in Section 10(a)(i)(C).

         "Component P-2": A component of the Class P Bonds identified and having the characteristics described in Section 5.

         "Component P-2 Cash Shortfall": As defined in Section 10(a)(iii)(B).

         "Conventional Certificates": The certificates pledged to secure the Series 1998-2 Bonds, as set forth on Schedule A hereto.

         "Corporate Trust Office": As defined in the Pooling and Servicing Agreement.

         "Corresponding Class": With respect to any REMIC 1 Interest or the REMIC 2 Interest, the Class, Classes or Component appearing opposite such REMIC 1 Interest or REMIC 2 Interest in the table in Section 18(p).

         "Current Principal Balance": With respect to any Bond (other than a Bond of a Class of Interest Only Bonds) as of any Payment Date, the initial principal amount of such Bond as of the Closing Date, as reduced by (i) all amounts paid on previous Payment Dates on such Bond with respect to principal,
(ii) the principal portion of all Realized Losses allocated prior to such Payment Date to such Bond (taking account of the Loss Allocation Limitation applicable to the Bond Group of such Bond) and (iii) in the case of a Subordinate Bond of a Bond Group, such Bond's pro rata share, if any, of the applicable Subordinate Bond Writedown Amount for such Bond Group and/or any applicable PO Deferred Payment Writedown Amount, in each case for previous Payment Dates, and as increased by, in the case of a Class A-8 Bond or a Class A-12 Bond, amounts added to the principal balance thereof as provided in clauses first and second of Section 10(a)(i)(A). Notwithstanding the foregoing, solely for purposes of giving consents, directions, waivers, approvals, requests and notices, the Class R-1, Class R-2 and Class R-3 Bonds after the Payment Date on which they receive the payment of the last dollar of their original principal amount shall be deemed to have a Current Principal Balance equal to their Current Principal Balance on the day immediately preceding such Payment Date.

         "Cut-off Date":  As defined in the Pooling and Servicing Agreement.

         "Deceased Owner": The estate of an individual who beneficially owned one or more Retail Bond Units of the applicable Class of Retail Bonds at the time of death, provided the executor or other authorized representative of the estate furnishes to the Clearing Agency evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee. "Depositor": As defined in the Trust Agreement.

         "Determination Date": As defined in the Pooling and Servicing
Agreement.

         "Discount Mortgage Loan": Any Mortgage Loan in Mortgage Loan Group 1, Sub-Group 2A or Sub-Group 2B with a Net Rate less than 6.75%, 6.25% or 6.25%, respectively, per annum.

         "Distribution Date": As defined in the Pooling and Servicing Agreement.

         "Due Date":  As defined in the Pooling and Servicing Agreement.

         "Due Period":  As defined in the Pooling and Servicing Agreement.

         "ERISA Prohibited Bonds": The Class R-1, Class R-2 and Class R-3 Bonds.

         "ERISA Restricted Bonds": The Class A-5, Class A-10, Class X, Class II-X-1, Class II-X-2, Class B-3, Class B-4, Class B-5, Class B-6, Class-II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Bonds.

         "Excess Special Hazard Losses": Any Special Hazard Losses occurring after the Special Hazard Termination Date.

         "Fitch":  As defined in the Pooling and Servicing Agreement.

         "Global Bond Certificate": Any Other Subordinate Bond registered in the name of the Clearing Agency or its nominee, beneficial interests in which are reflected on the books of the Person maintaining an account with such Clearing Agency (directly or as an indirect participant in accordance with rules of such Clearing Agency).

         "Group Available Funds": As defined in the Pooling and Servicing Agreement.

         "Group 1 Available Funds" or "Group 2 Available Funds": As defined in the Pooling and Servicing Agreement; provided, however, that for purposes of this Series 1998-2 Supplement, on each Payment Date the Group 1 Available Funds shall include the Class A-20 Incremental Interest Amount with respect to such Payment Date.

         "Group 1 Bonds": The Group 1 Senior Bonds and the Group 1 Subordinate Bonds.

         "Group 2 Bonds": The Group 2 Senior Bonds and the Group 2 Subordinate Bonds.

         "Group 1 Cross-Over Date": The first Payment Date on which the aggregate of the Class Current Principal Balances of the Group 1 Subordinate Bonds has been reduced to zero (giving effect to all payments on such Payment
Date).

         "Group 2 Cross-Over Date": The first Payment Date on which the aggregate of the Class Current Principal Balances of the Group 2 Subordinate Bonds has been reduced to zero (giving effect to all payments on such Payment
Date).

         "Group 1 Loss Allocation Limitation": The meaning specified in Section 12(a)(D) hereof.

         "Group 2 Loss Allocation Limitation": The meaning specified in Section 12(a)(D) hereof.

         "Group 1 Mortgage Loans": As defined in the Pooling and Servicing Agreement.

         "Group 2 Mortgage Loans": As defined in the Pooling and Servicing Agreement.

         "Group 1 Original Subordinate Principal Balance": The sum of the Class Current Principal Balances of each Class of Group 1 Subordinate Bonds as of the Closing Date.

         "Group 2 Original Subordinate Principal Balance": The sum of the Class Current Principal Balances of each Class of Group 2 Subordinate Bonds as of the Closing Date.

         "Group 1 Senior Bonds": The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class X, Class R-1 and Class R-3 Bonds and Component P-1.

         "Group 2 Senior Bonds": The Class II-A-1, Class II-P, Class II-X-1, Class II-X-2 and Class R-2 Bonds and Component P-2.

         "Group 1 Senior P&I Bonds": All Group 1 Senior Bonds other than the Class A-5, Class A-10 and Class X Bonds and Component P-1.

         "Group 2 Senior P&I Bonds": All Group 2 Senior Bonds other than the Class II-X-1, Class II-X-2 and Class II-P Bonds and Component P-2.

         "Group 1 Senior P&I Optimal Principal Amount" or "Group 2 Senior P&I Optimal Principal Amount": As to any Payment Date, with respect to the Senior P&I Bonds of the applicable Bond Group, an amount equal to the sum, without duplication, of the following (but in no event greater than the aggregate of the Class Current Principal Balances of each Class of Bonds of the Senior P&I Bonds of such Bond Group immediately prior to such Payment Date):

                  (i) the applicable Senior Percentage of the applicable Non-PO Percentage of the principal portion of all Scheduled Payments due on each Outstanding Mortgage Loan in the related Mortgage Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group which was the subject of a Voluntary Principal Prepayment in full received by the related Sub-Servicer during the related Prepayment Period;

                  (iii) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of all Voluntary Principal Prepayments in part received by the related Sub-Servicer during the applicable Prepayment Period with respect to each Mortgage Loan in the related Mortgage Loan Group;

                  (iv) the lesser of (a) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan of the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the immediately preceding calendar month (other than Mortgage Loans described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan purchased by an Insurer from the Certificate Trustee during the immediately preceding calendar month, pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and
         (b) the applicable Senior Percentage of the applicable Non-PO Percentage for such Bond Group of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan of the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the immediately preceding calendar month (other than the Mortgage Loans described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Mortgage Loan that was purchased by an Insurer from the Certificate Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise less (C) in the case of clause (b), the then applicable Senior Percentage of the Non-PO Percentage for such Bond Group of the principal portion of Excess Special Hazard Losses on each Mortgage Loan in the related Mortgage Loan Group incurred during the related Prepayment Period; and

                  (v) the applicable Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan or REO Property of the related Mortgage Loan Group which was purchased by BSMCC in connection with such Payment Date pursuant to Section 2.02 or 2.03 of the Pooling and Servicing Agreement and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by BSMCC with a Substitute Mortgage Loan pursuant to
         Section 2.04 of the Pooling and Servicing Agreement in connection with such Payment Date over the Scheduled Principal Balance of such Substitute Mortgage Loan.

         "Group 1 Senior Percentage": On any Payment Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate of the Class Current Principal Balances of all the Group 1 Senior P&I Bonds immediately preceding such Payment Date by the aggregate Scheduled Principal Balance of the Mortgage Loans (other than the PO Percentage of each Discount Mortgage Loan) in the related Mortgage Loan Group as of the beginning of the related Due Period.

         "Group 2 Senior Percentage": On any Payment Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the aggregate of the Class Current Principal Balances of all the Group 2 Senior P&I Bonds immediately preceding such Payment Date by the aggregate Scheduled Principal Balance of the Mortgage Loans (other than the PO Percentage of each Discount Mortgage Loan) in the related Mortgage Loan Group as of the beginning of the related Due Period.

         "Group 1 Senior Prepayment Percentage" or "Group 2 Senior Prepayment Percentage": On any Payment Date occurring during the periods set forth below, as follows:

Period (months inclusive)                                Senior Prepayment Percentage
-------------------------------------------------------- ------------------------------------------------------------
October 1998 - September 2003                            100%

October 2003 - September 2004                            Senior Percentage for the related Bond Group plus 70% of
                                                         the applicable Subordinate Percentage for such Bond Group

October 2004 - September 2005                            Senior Percentage for the related Bond Group plus 60% of
                                                         the applicable Subordinate Percentage for such Bond Group

October 2005 - September 2006                            Senior Percentage for the related Bond Group plus 40% of
                                                         the applicable Subordinate Percentage for such Bond Group

October 2006 - September 2007                            Senior Percentage for the related Bond Group plus 20% of
                                                         the applicable Subordinate Percentage for such Bond Group

October 2007 and thereafter                              Senior Percentage for the related Bond Group


Notwithstanding the foregoing, if on any Payment Date the applicable Senior Percentage for a Bond Group exceeds the Senior Percentage for such Bond Group as of the Closing Date, the Senior Prepayment Percentage for such Bond Group for such Payment Date will equal 100%. On the Payment Date on which the Class Current Principal Balances of the Senior Bonds of a Bond Group are reduced to zero, the Senior Prepayment Percentage for such Bond Group shall be the minimum percentage sufficient to effect such reduction and thereafter shall be zero.

In addition, no reduction of the applicable Senior Prepayment Percentage for a Bond Group shall occur on any Payment Date unless, as of the last day of the month preceding such Payment Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans in the related Mortgage Loan Group delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and such Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the related Trust), averaged over the last six months, as a percentage of the sum of the aggregate of the Class Current Principal Balances of the Subordinate Bonds of such Bond Group does not exceed

50% and (ii) cumulative Realized Losses on such Mortgage Loans do not exceed (a) 30% of the applicable Original Subordinate Principal Balance of such Bond Group if such Payment Date occurs between and including October 2003 and September 2004, (b) 35% of the Original Subordinate Principal Balance of such Bond Group if such Payment Date occurs between and including October 2004 and September 2005, (c) 40% of the applicable Original Subordinate Principal Balance if such Payment Date occurs between and including October 2005 and September 2006, (d) 45% of the applicable Original Subordinate Principal Balance for such Bond Group if such Payment Date occurs between and including October 2006 and September 2007, and (e) 50% of the applicable Original Subordinate Principal Balance for such Bond Group if such Payment Date occurs during or after October 2007.

         "Group 1 Subordinate Bond Writedown Amount": As to any Payment Date, the amount by which (a) the sum of the Class Current Principal Balances of all the Group 1 Bonds and the Component Current Principal Balance of Component P-1 (after giving effect to the payment of principal and the allocation of applicable Realized Losses and any applicable PO Deferred Payment Writedown Amount and PO Cash Shortfall in reduction of the Class Current Principal Balances of such Bonds and the Component Current Principal Balance of Component P-1 on such Payment Date) exceeds (b) the aggregate Scheduled Principal Balances of the Group 1 Mortgage Loans on the Due Date related to such Payment Date.

         "Group 2 Subordinate Bond Writedown Amount": As to any Payment Date, the amount by which (a) the sum of the Class Current Principal Balances of all the Group 2 Bonds and the Component Current Principal Balance of Component P-2 (after giving effect to the payment of principal and the allocation of applicable Realized Losses and any applicable PO Deferred Payment Writedown Amount and PO Cash Shortfall in reduction of the Class Current Principal Balances of such Bonds and the Component Current Principal Balance of Component P-2 on such Payment Date) exceeds (b) the aggregate Scheduled Principal Balances of the Group 2 Mortgage Loans on the Due Date related to such Payment Date.

         "Group 1 Subordinate Bonds": The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds.

         "Group 2 Subordinate Bonds": The Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Bonds.

         "Group 1 Subordinate Optimal Principal Amount" or "Group 2 Subordinate Optimal Principal Amount": As to any Payment Date, an amount, in no event greater than the aggregate of the Class Current Principal Balances of the Subordinate Bonds of the relevant Bond Group immediately prior to such Payment Date, equal to the excess, if any, of (a) the sum of (without duplication):

                  (i) the applicable Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of all Scheduled Payments due on each Outstanding Mortgage Loan in the related Mortgage Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Mortgage Loan Group that was the subject of a Voluntary Principal Prepayment in full received by the related Sub-Servicer during the related Prepayment Period;

                  (iii) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of each Voluntary Principal Prepayment in part received by the related Sub-Servicer during the immediately preceding Prepayment Period with respect to each Mortgage Loan in the related Mortgage Loan Group;

                  (iv) the excess, if any, of (A) the applicable Non-PO Percentage of all Net Liquidation Proceeds allocable to principal received on each Mortgage Loan in the related Mortgage Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period over (B) the amount payable pursuant to clause (iv) of the definition of "Group 1 Senior P&I Optimal Principal Amount" or "Group 2 Senior P&I Optimal Principal Amount" for the applicable Bond Group;

                  (v) the applicable Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan or REO Property in the related Mortgage Loan Group which was purchased by BSMCC in connection with such Payment Date pursuant to Section 2.02 or 2.03 of the Pooling and Servicing Agreement and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan in the related Mortgage Loan Group that has been replaced by BSMCC with a Substitute Mortgage Loan pursuant to
         Section 2.04 of the Pooling and Servicing Agreement in connection with such Payment Date over the Scheduled Principal Balance of such substitute Mortgage Loan; and

                  (vi) on the Payment Date on which the Class Current Principal Balances of the Senior P&I Bonds of the relevant Bond Group have all been reduced to zero, 100% of any applicable Senior P&I Optimal Principal Amount over (b) the PO Deferred Payment Writedown Amount payable on such Payment Date with respect to (x) in the case of the Group 1 Subordinate Bonds, Component P-1 or (y) in the case of the Group 2 Subordinate Bonds, Component P-2 and the Class II-P Bonds.

After the aggregate of the Class Current Principal Balances of the Subordinate Bonds of a Bond Group have been reduced to zero, the Subordinate Optimal Principal Amount for such Bond Group shall be zero.

         "Group 1 Subordinate Percentage" or "Group 2 Subordinate Percentage":
On any Payment Date, 100% minus the applicable Senior Percentage of the relevant Bond Group.

         "Group 1 Subordinate Prepayment Percentage" or "Group 2 Subordinate Prepayment Percentage": On any Payment Date, 100% minus the applicable Senior Prepayment Percentage for the relevant Bond Group, except that on any Payment Date after the aggregate of the Class Current Principal Balances of the Senior Bonds of such Bond Group have each been reduced to zero, the Subordinate Prepayment Percentage for such Bond Group will equal 100%.

         "Imputed Principal Balance": As used in the Indenture, "Imputed Principal Balance" shall have the same meaning as "Current Principal Balance" herein.

         "Individual Bond":  As defined in Section 10(f).

         "Initial Deposit": $2,500.00, which is equal to twelve months' interest on the initial Class Current Principal Balance of the Class A-20 Bonds at the rate of 0.50% per annum (which is the amount by which the Bond Interest Rate for the Class A-20 Bonds for the first twelve Interest Accrual Periods exceeds 6.75% per annum).

         "Initial Purchaser":  Bear, Stearns & Co. Inc.

         "Institutional Accredited Investor": Any Person meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act or any entity all of the equity holders in which come within such paragraphs.

         "Insurance Proceeds": As defined in the Pooling and Servicing
Agreement.

         "Insurer":  As defined in the Pooling and Servicing Agreement.

         "Interest Accrual Period": With respect to each Payment Date (i) for each interest-bearing Class of Bonds other than the LIBOR Bonds, the calendar month preceding the month in which such Payment Date occurs and (ii) with respect to each Class of LIBOR Bonds, the period beginning on the 25th day of the month preceding the month in which such Payment Date occurs and ending on the 24th day of the month in which such Payment Date occurs, in the case of each of clauses (i) and (ii) commencing in September 1998.

         "Interest Only Bonds": The Class A-5, Class A-10, Class X, Class II-X-1 and Class II-X-2 Bonds.

         "Interest Payment Date": For purposes of the Indenture, "Interest Payment Date" for the Series 1998-2 Bonds shall have the same meaning as "Payment Date" as defined herein.

         "Interest Shortfall": As defined in the Pooling and Servicing
Agreement.

         "Junior Bonds":  Any of the Subordinate Bonds.

         "Junior Bond Writedown Amount":  Zero.

         "Letter Agreements": The Letter of Representations to The Depository Trust Company from the Trustee and the Issuer dated September 30, 1998, with respect to the Book Entry Bonds other than the Retail Bonds, a copy of which is attached hereto as Exhibit D-1, and with respect to the Retail Bonds, the Letter of Representations to The Depository Trust Company from the Trustee and the Issuer dated September 30, 1998, a copy of which is attached hereto as Exhibit D-2.

         "LIBOR": With respect to each Interest Accrual Period for the LIBOR Bonds, the London Interbank Offered Rate for one-month United States dollar-denominated deposits determined in accordance with the following provisions:

                  (i) On each LIBOR Determination Date, until the Class Current Principal Balances of the LIBOR Bonds have been reduced to zero, the Bond Administrator will request each Reference Bank to inform the Bond Administrator of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such LIBOR Determination Date. In lieu of making a request of the Reference Banks, the Bond Administrator may rely on the quotations for those Reference Banks that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

                  (ii) LIBOR will be established by the Bond Administrator on each LIBOR Determination Date as follows:

                           (a) If on any LIBOR Determination Date two or more
                  Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/32%).

                           (b) If on any LIBOR Determination Date only one or
                  none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous LIBOR Determination Date or (ii) the Reserve Interest Rate. The "RESERVE INTEREST RATE" shall be the rate per annum which the Bond Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Bond Administrator are quoting, on the relevant LIBOR Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Bond Administrator, being so made, or (ii) in the event that the Bond Administrator can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Bond Administrator are quoting on such LIBOR Determination Date to leading European banks.

                           (c) If on the first LIBOR Determination Date, the
                  Bond Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be 5.65625%. If on any subsequent LIBOR Determination Date, the Bond Administrator is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR for the immediately preceding LIBOR Determination Date.

                  (iii) The establishment of LIBOR on each LIBOR Determination Date by the Bond Administrator and the Bond Administrator's calculation of the rate of interest applicable to the LIBOR Bonds for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

         "LIBOR Bonds": The Class A-6, Class A-7, Class A-11, Class A-21 and Class A-22 Bonds.

         "LIBOR Determination Date": October 22, 1998 and monthly thereafter on the second business day prior to the first day of the related Interest Accrual Period for the LIBOR Bonds. (For purposes of calculating LIBOR, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.)

         "Liquidated Mortgage Loan": As defined in the Pooling and Servicing Agreement.

         "Living Owner": Any Beneficial Owner of one or more Retail Bond Units, other than a Deceased Owner.

         "Loss Allocation Limitation": The Group 1 Loss Allocation Limitation or the Group 2 Loss Allocation Limitation, as applicable.

         "Master Servicer":  As defined in the Pooling and Servicing Agreement.

         "Moody's":  As defined in the Pooling and Servicing Agreement.

         "Mortgage Loan":  As defined in the Pooling and Servicing Agreement.

         "Mortgage Loan Group": As defined in the Pooling and Servicing
Agreement.

         "Mortgage Loan Group 1": As defined in the Pooling and Servicing Agreement.

         "Mortgage Loan Group 2": As defined in the Pooling and Servicing Agreement.

         "Mortgage Loan Purchase Agreement": As defined in the Pooling and Servicing Agreement.

         "Net Interest Shortfall": As defined in the Pooling and Servicing Agreement.

         "Net Liquidation Proceeds": As defined in the Pooling and Servicing Agreement.

         "Net Rate":  As defined in the Pooling and Servicing Agreement.

         "New York Agent":  The Trustee, at the New York Office.

         "New York Office":  The office designated as such in Section 7.

         "Non-Discount Mortgage Loan": Any Group 1 Mortgage Loan, Sub-Group 2A Mortgage Loan or Sub-Group 2B Mortgage Loan with a Net Rate equal to or greater than 6.75%, 6.25% or 6.25%, respectively, per annum.

         "Non-PO Percentage": With respect to any Discount Mortgage Loan in Mortgage Loan Group 1, Sub-Group 2A or Sub-Group 2B, the Net Rate thereof divided by 6.75%, 6.25% or 6.25%, respectively. With respect to any Non-Discount Mortgage Loan in Mortgage Loan Group 1, Sub-Group 2A or Sub-Group 2B, 100%.

         "Non-U.S. Person":  A Person other than a United States Person.

         "Offered Bonds": The Class P, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class X, Class B-1, Class B-2, Class B-3, Class II-A-1, Class II-P, Class II-X-1, Class II-X-2, Class II-B-1, Class II-B-2, Class II-B-3, Class R-1, Class R-2 and Class R-3 Bonds.

         "Offered Subordinate Bonds": The Class B-1, Class B-2, Class B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Bonds.

         "Original Subordinate Principal Balance": Each of the Group 1 Original Subordinate Principal Balance and Group 2 Original Subordinate Principal Balance.

         "Other Subordinate Bonds": The Class B-4, Class B-5, Class B-6, Class II-B-4, Class II-B-5 and Class II-B-6 Bonds.

         "Outstanding Mortgage Loan": As defined in the Pooling and Servicing Agreement.

         "Outstanding Principal Balance": As defined in the Pooling and Servicing Agreement.

         "P Component":  Component P-1 or Component P-2, as applicable.

         "PAC Bonds":  The PAC I Bonds and the PAC II Bonds.

         "PAC I Bonds": The Class A-1, Class A-2, Class A-3, and Class A-4
Bonds.

         "PAC II Bonds":  The Class A-9 Bonds.

         "Payment Date": The twenty-fifth day of each month, or if such day is not a Business Day, the next succeeding Business Day, commencing in October 1998.

         "Permitted Transferee": As to a Residual Bond, a transferee of such Residual Bond that is not a Disqualified Organization and not a Non-U.S. Person and satisfies the requirements for a transferee of a Residual Bond under Section
2.15 of the Indenture.

         "Plan Investor":  As defined in Section 21(d).

         "Planned Balance": With respect to each Class of PAC Bonds and a given Payment Date, the amount set forth as the "Planned Balance" with respect thereto on Appendix A-1.

         "PO Cash Shortfall": With respect to Component P-1, Component P-2 and the Class II-P Bonds, the Component P-1 Cash Shortfall, the Component P-2 Cash Shortfall and the Class II-P Cash Shortfall, respectively.

         "PO Deferred Amount": With respect to Component P-1, Component P-2 and the Class II-P Bonds, respectively, and each Payment Date through the Cross-Over Date for the related Bond Group, the aggregate of all amounts allocable on such Payment Date to Component P-1, Component P-2 or the Class II-P Bonds, as applicable, in respect of the principal portion of Realized Losses (other than Excess Special Hazard Losses) on Mortgage Loans in Mortgage Loan Group 1, Sub-Group 2A or Sub-Group 2B, respectively, and any related PO Cash Shortfalls and all amounts previously allocated in respect of such Realized Losses or related PO Cash Shortfalls to such Component or Class of Bonds and not paid on prior Payment Dates. No interest shall accrue on any PO Deferred Amount.

         "PO Deferred Payment Writedown Amount": With respect to (i) Component P-1 and any Payment Date, the amount, if any, paid on such date in respect of the related PO Deferred Amount pursuant to Section 10(a)(i)(A) fourth and (ii) with respect to Component P-2 and the Class II-P Bonds, the amount, if any, paid in respect of the related PO Deferred Amount pursuant to Section 10(a)(iii)(A) fourth.

         "PO Percentage": With respect to any Discount Mortgage Loan in Mortgage Loan Group 1, Sub-Group 2A or Sub-Group 2B, the fraction, expressed as a percentage, equal to 6.75%, 6.25% or 6.25%, respectively, minus the Net Rate thereof divided by 6.75%, 6.25% or 6.25%, respectively. With respect to any Non-Discount Mortgage Loan in Mortgage Loan Group 1, Sub-Group 2A or Sub-Group 2B, 0%.

         "PO Principal Payment Amount": With respect to each of Component P-1, Component P-2 and the Class II-P Bonds, on each Payment Date, an amount, without duplication, equal to the sum of:

                  (i) the applicable PO Percentage of the principal portion of all Scheduled Payments due on each Outstanding Mortgage Loan that is a Discount Mortgage Loan in the related Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments, but before any adjustment to such amortization schedule by reason of any other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (ii) the applicable PO Percentage of the Scheduled Principal Balance of each Discount Mortgage Loan in the related Loan Group which was the subject of a Voluntary Principal Prepayment in full received by the related Sub-Servicer during the preceding Prepayment Period;

                  (iii) the applicable PO Percentage of all Voluntary Principal Prepayments in part for each Discount Mortgage Loan in the related Loan Group received by the related Sub-Servicer during the applicable Prepayment Period;

                  (iv) the lesser of (a) the applicable PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received with respect to each Discount Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the immediately preceding calendar month (other than a Discount Mortgage Loan described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Discount Mortgage Loan purchased by an Insurer from the Certificate Trustee during the immediately preceding calendar month pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the applicable PO Percentage of the sum of (A) the Scheduled Principal Balance of each Discount Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the immediately preceding calendar month (other than a Discount Mortgage Loan described in the immediately following clause (B)) and (B) the Scheduled Principal Balance of each such Discount Mortgage Loan in the related Loan Group that was purchased by an Insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise, less (C) in the case of clause (b), the applicable PO Percentage of the principal portion of Excess Special Hazard Losses with respect to Discount Mortgage Loans in the related Loan Group incurred during the related Prepayment Period; and

                  (v) the applicable PO Percentage of the sum of (a) the Scheduled Principal Balance of each Discount Mortgage Loan or REO Property (which previously secured a Discount Mortgage Loan) in the related Loan Group which was repurchased by BSMCC in connection with such Payment Date pursuant to Section 2.02 or 2.03 of the Pooling and Servicing Agreement and (b) the excess, if any, of the Scheduled Principal Balance of a Discount Mortgage Loan in the related Loan Group that has been replaced by BSMCC with a Discount Mortgage Loan that is a Substitute Mortgage Loan pursuant to Section 2.05 of the Pooling and Servicing Agreement in connection with such Payment Date over the Scheduled Principal Balance of such Substitute Mortgage Loan.

For purposes of the foregoing definition, the "related Loan Group" with respect to the Class P-1 Component, the Class P-2 Component and the Class II-P Bonds is Mortgage Loan Group 1, Sub-Group 2A and Sub-Group 2B, respectively.

         "Pooling and Servicing Agreement": The Pooling and Servicing Agreement dated as of September 1, 1998, among the Issuer, Norwest Bank Minnesota, National Association, as Master Servicer and Custodian, and The First National Bank of Chicago, as Certificate Trustee.

         "Prepayment Assumption": 275% SPA with respect to the Group 1 Mortgage Loans and 250% SPA with respect to the Group 2 Mortgage Loans.

         "Prepayment Period": As defined in the Pooling and Servicing Agreement.

         "Primary Mortgage Insurance Policy": As defined in the Pooling and Servicing Agreement.

         "Principal Payment Date": For purposes of the Indenture, "Principal Payment Date" for the Series 1998-2 Bonds shall have the same meaning as "Payment Date" as defined herein.

         "Principal Prepayment": As defined in the Pooling and Servicing Agreement.

         "Principal Only Bonds":  The Class P and Class II-P Bonds.

         "pro rata": Unless otherwise specified, with respect to payments or allocations among Classes of Bonds and, if applicable, a Component, payments or allocations pro rata based on Class Current Principal Balances and, if applicable, Component Current Principal Balances.

         "Protected Account": As defined in the Pooling and Servicing Agreement.

         "QIB": A "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act.

         "Rating Agencies":  As defined in the Pooling and Servicing Agreement.

         "Realized Loss":  As defined in the Pooling and Servicing Agreement.

         "Record Date": With respect to any Payment Date, the close of business on the last Business Day of the month immediately preceding the month of such Payment Date.

         "Reference Bank": Barclays Bank PLC, Bankers Trust Company and The Bank of Tokyo, Ltd. or, if any such bank shall cease to provide quotations for the London Interbank Offered Rate for one-month dollar-denominated deposits, any other bank that (i) is a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) does not control, is not controlled by or under common control with the Issuer, and (iii) having an established place of business in London. If any such bank should be unwilling or unable to act as such or if the Bond Administrator should terminate the appointment of any such Reference Bank, the Bond Administrator shall promptly appoint another leading bank meeting the criteria specified above.

         "REMIC 1": One of three separate REMICs comprising the Trust Estate, the assets of which consist of Conventional Certificate 1998-2A and the Retail Rounding Accounts.

         "REMIC 2": One of three separate REMICs comprising the Trust Estate, the assets of which consist of Conventional Certificate 1998-2B.

         "REMIC 3": One of three separate REMICs comprising the Trust Estate, the assets of which consist of the REMIC 1 Interests, the REMIC 2 Interests and the Initial Deposit.

         "REMIC 1 Interest": Any of the classes of regular interests in REMIC 1 described as such in Section 18(n).

         "REMIC 2 Interest": Any of the classes of regular interests in REMIC 2 described as such in Section 18(o).

         "REMIC 1 Interest Balance": As to each class of REMIC 1 Interest and any Payment Date, the initial REMIC 1 Interest Balance thereof set forth in
Section 18(p) less the sum of (i) the aggregate amount of principal allocable thereto on previous Payment Dates pursuant to Section 18; and (ii) any Realized Losses allocable thereto on previous Payment Dates pursuant to Section 12.

         "REMIC 2 Interest Balance": As to each class of REMIC 2 Interest and any Payment Date, the initial REMIC 2 Interest Balance thereof set forth in
Section 18(p) less the sum of (i) the aggregate amount of principal allocable thereto on previous Payment Dates pursuant to Section 18; and (ii) any Realized Losses allocable thereto on previous Payment Dates pursuant to Section 12.

         "REMIC 1 Interest Rate": As to each REMIC 1 Interest, the applicable "REMIC 1 Interest Rate," if any, set forth in Section 18(p).

         "REMIC 2 Interest Rate": As to each REMIC 2 Interest, the applicable "REMIC 2 Interest Rate," if any, set forth in Section 18(p).

         "REMIC Opinion": An Opinion of Independent Counsel, to the effect that the proposed action described therein would not, under the REMIC Provisions, (i) cause any Series REMIC to fail to qualify as a REMIC while any regular interest in any Series REMIC is outstanding, (ii) result in a tax on prohibited transactions with respect to any Series REMIC or (iii) constitute a taxable contribution to any Series REMIC after the Startup Day.

         "REO Property":  As defined in the Pooling and Servicing Agreement.

         "Repurchase Price":  As defined in the Pooling and Servicing Agreement.

         "Residual Bonds":  Any of the Class R-1, Class R-2 and Class R-3 Bonds.

         "Residual Interest": As to REMIC 1, the Class R-1 Bonds; as to REMIC 2, the Class R-2 Bonds; and as to REMIC 3, the Class R-3 Bonds.

         "Restricted Bonds":  The Other Subordinate Bonds.

         "Retail Bonds": The Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19 and Class A-20 Bonds.

         "Retail Bond Unit": With respect to each Class of Retail Bonds, an individual Bond of such Class representing an initial Current Principal Balance of $1,000.00.

         "Retail Rounding Account":  As defined in Section 27(a).

         "Rule 144A Certificate": A certificate in the form attached hereto as Exhibit C-3.

         "Scheduled Payment": As defined in the Pooling and Servicing Agreement.

         "Scheduled Principal": As defined in the Pooling and Servicing
Agreement.

         "Scheduled Principal Balance": As defined in the Pooling and Servicing Agreement.

         "Securities Act": The Securities Act of 1933, as amended.

         "Senior Bonds": The Group 1 Senior Bonds and/or Group 2 Senior Bonds, as the context requires.

         "Senior P&I Bonds": The Group 1 Senior P&I Bonds and/or Group 2 Senior P&I Bonds, as the context requires.

         "Series 1998-2 Bonds": Each Class of Bonds set forth in Section 5 hereof.

         "Series REMIC":   Any of REMIC 1, REMIC 2 or  REMIC 3.

         "SPA": The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month and increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term.
Multiples of SPA are calculated from this prepayment rate series.

         "Special Hazard Loss": As defined in the Pooling and Servicing
Agreement.

         "Special Hazard Loss Amount": Upon the initial issuance of the Bonds, the "Special Hazard Loss Amount" for the Group 1 Mortgage Loans will equal $4,452,996 and the "Special Hazard Loss Amount" for the Group 2 Mortgage Loans will equal $2,243,054. As of any Payment Date, the Special Hazard Loss Amount for each Mortgage Loan Group will equal the initial Special Hazard Loss Amount for such Mortgage Loan Group minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been previously allocated to the Subordinate Bonds of the related Bond Group in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount for such Mortgage Loan Group.

         "Special Hazard Termination Date": For any Mortgage Loan Group, the Payment Date upon which the applicable Special Hazard Loss Amount has been reduced to zero or a negative number (or the applicable Group 1 or Group 2 Cross-Over Date, if earlier).

         "Special Payment Date": For purposes of the Indenture, "Special Payment Date" for the Series 1998-2 Bonds shall be the 25th day of any calendar month in which any Outstanding Series 1998-2 Bonds are Overdue Bonds.

         "Startup Day":  As defined in Section 18.

         "Stated Maturity": With respect to a Class of Bonds, as specified in
Section 5.

         "Sub-Group":  As defined in the Pooling and Servicing Agreement.

         "Sub-Group 2A":  As defined in the Pooling and Servicing Agreement.

         "Sub-Group 2A Mortgage Loans:" As defined in the Pooling and Servicing Agreement.

         "Sub-Group 2B":  As defined in the Pooling and Servicing Agreement.

         "Sub-Group 2B Mortgage Loans:" As defined in the Pooling and Servicing Agreement.

         "Sub-Servicer":  As defined in the Pooling and Servicing Agreement.

         "Subordinate Bonds": The Group 1 Subordinate Bonds and Group 2 Subordinate Bonds.

         "Subordinate Optimal Principal Amount": Either of the Group 1 Subordinate Optimal Principal Amount or the Group 2 Subordinate Optimal Principal Amount.

         "Substitute Mortgage Loan": As defined in the Pooling and Servicing Agreement.

         "Targeted Balances": With respect to Component A-6-2 and the Class A-11 Bonds, the amount set forth as the "Targeted Balance" with respect thereto on Appendix A-2.

         "Tax Matters Person":  As designated in Section 18(b).

         "Transferor":  A transferor of a Residual Bond.

         "Trust":  As defined in the Pooling and Servicing Agreement.

         "Trust Agreement": That certain Trust Agreement dated as of September 30, 1998 by and between CMC Securities Corporation III and The First National Bank of Chicago, as Bond Pool Trustee.

         "Trust Fund":  As defined in the Pooling and Servicing Agreement.

         "250% SPA Balance": With respect to any Payment Date, the amount for such Payment Date shown in the table of the 250% SPA Adjusted Group Non-PO Mortgage Pool Balance as of the Cut-off Date set forth in Appendix B.

         "United States Person": A Person who is (a) a citizen or resident of the United States, (b) a corporation or partnership, including an entity treated as a corporation or partnership for U.S. federal income tax purposes created in the United States or organized under the laws of the United States or any state thereof or the District of Columbia (except, in the case of a partnership, as otherwise provided by Treasury regulations), (c) an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source, or (d) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States Persons who have the authority to control all substantial decisions of the trust.

         "Voluntary Principal Prepayment": As defined in the Pooling and Servicing Agreement.

SECTION 2. Designation.

         The Series 1998-2 Bonds shall be designated generally as the Issuer's Collateralized Mortgage Obligations, Series 1998-2.

3.AB SECTION Dating of Series 1998-2 Bonds; Certain other Matters.

         (a) The Series 1998-2 Bonds that are authenticated and delivered by the Trustee to or upon the order of the Issuer on the Closing Date for the Series 1998-2 Bonds shall be dated September 30, 1998. All other Series 1998-2 Bonds that are authenticated after the Closing Date for the Series 1998-2 Bonds for any other purpose under the Indenture shall be dated the date of their authentication. Interest accruing on each Class of Bonds during each Interest Accrual Period will be calculated on the assumption that principal payments on, and allocations of losses to, such Bonds are made (or, if applicable, the related Class Notional Balance is reduced) on the last day of the preceding Interest Accrual Period, and not on the following Payment Date when actually made (or reduced).

         (b) Each Class of Bonds, other than the Class II-P and Class II-X-2 Bonds and the Residual Bonds shall constitute Classes of Book Entry Bonds.

         (c) For purposes of the Indenture, the Senior Bonds shall constitute Classes of "Senior Bonds," and the Subordinate Bonds shall constitute Classes of "Junior Bonds."

SECTION 4. Transfer of ERISA Restricted and ERISA Prohibited Bonds.

         No transfer of an ERISA Restricted Bond or an ERISA Prohibited Bond may be made except as provided in Section 2.15 of the Indenture.

SECTION 5. Aggregate Principal Amount; Classes.

         The aggregate principal amount of Series 1998-2 Bonds that may be authenticated and delivered under this Series 1998-2 Supplement shall be $538,759,376 except for Series 1998-2 Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series 1998-2 Bonds pursuant to Sections 2.6, 2.7, 2.8 or 9.6 of the Indenture. Such aggregate principal amount shall be divided among the forty-four Classes having designations, initial Class Current Principal Balances, Bond Interest Rates and Stated Maturities of their final installment of principal as follows:

                                                  Initial Class          Stated Maturity
       Class                    Bond                 Current              (Payment Date
    Designation            Interest Rate        Principal Balance         Occurring In)
    -----------            -------------        -----------------         -------------
Class P Bonds                      (1)                   $804,927         November 2028
Class A-1 Bonds                  5.75%                 $9,976,000         November 2028
Class A-2 Bonds                  5.80%                $17,799,000         November 2028
Class A-3 Bonds                  6.25%                $26,250,000         November 2028

                                                  Initial Class          Stated Maturity
       Class                    Bond                 Current              (Payment Date
    Designation            Interest Rate        Principal Balance         Occurring In)
    -----------            -------------        -----------------         -------------
Class A-4 Bonds                  5.85%                $22,346,000         November 2028
Class A-5 Bonds                  6.75%                        (2)         November 2028
Class A-6 Bonds                    (3)             $80,137,588(4)         November 2028
Class A-7 Bonds                    (5)                $13,145,485         November 2028
Class A-8 Bonds               6.75%(6)                 $2,965,000         November 2028
Class A-9 Bonds                  6.20%                $25,000,000         November 2028
Class A-10 Bonds                 0.55%                        (7)         November 2028
Class A-11 Bonds                   (8)                 $7,630,927         November 2028
Class A-12 Bonds              6.75%(9)                 $4,750,000         November 2028
Class A-13 Bonds                 6.75%               $134,571,000         November 2028
Class A-14 Bonds                 6.50%                 $1,801,000         November 2028
Class A-15 Bonds                 6.75%                 $3,612,000         November 2028
Class A-16 Bonds                 7.00%                 $1,801,000         November 2028
Class A-17 Bonds                 6.50%                 $1,565,000         November 2028
Class A-18 Bonds                 6.75%                 $9,148,000         November 2028
Class A-19 Bonds                 7.00%                 $1,565,000         November 2028
Class A-20 Bonds                   (9)                   $500,000         November 2028
Class A-21 Bonds                  (10)                $11,551,603         November 2028
Class A-22 Bonds                  (11)                 $3,850,535         November 2028
Class A-23 Bonds                 6.75%                $44,529,962         November 2028
Class X Bonds                     (12)                       (12)         November 2028
Class B-1 Bonds                  6.75%                 $9,796,600         November 2028
Class B-2 Bonds                  6.75%                 $4,453,000         November 2028
Class B-3 Bonds                  6.75%                 $2,003,800         November 2028
Class B-4 Bonds                  6.75%                 $1,335,900         November 2028
Class B-5 Bonds                  6.75%                 $1,113,300         November 2028
Class B-6 Bonds                  6.75%                 $1,335,924         November 2028
Class II-A-1 Bonds               6.25%                $90,563,200         November 2013
Class II-P Bonds                  (13)                $53,589(13)         November 2013
Class II-X-1 Bonds                (12)                       (12)         November 2013
Class II-X-2 Bonds                (12)                       (12)         November 2013
Class II-B-1 Bonds               6.25%                 $1,588,800         November 2013
Class II-B-2 Bonds               6.25%                   $373,800         November 2013
Class II-B-3 Bonds               6.25%                   $187,000         November 2013

                                                  Initial Class          Stated Maturity
       Class                    Bond                 Current              (Payment Date
    Designation            Interest Rate        Principal Balance         Occurring In)
    -----------            -------------        -----------------         -------------
Class II-B-4 Bonds               6.25%                   $327,100         November 2013
Class II-B-5 Bonds               6.25%                   $140,200         November 2013
Class II-B-6 Bonds               6.25%                   $186,936         November 2013
Class R-1 Bonds                  6.75%                        $50         November 2028
Class R-2 Bonds                  6.75%                       $100         November 2028
Class R-3 Bonds                  6.75%                        $50         November 2028

---------------------------

(1) The Class P Bonds are principal only Bonds and will not bear interest. The Class Current Principal Balance of the Class P Bonds initially will be the amount shown above and is composed of Component P-1 and Component P-2 having initial principal balances as of the Closing Date equal to the PO Percentage (as defined herein) of each Discount Mortgage Loan in Mortgage Loan Group 1 and Sub-Group 2A, respectively, or $765,900 and $39,027, respectively.

(2)      The Class A-5 bonds are interest only Bonds.

(3) The Current Principal Balance of the Class A-6 Bonds initially will be the amount shown above and is composed of Component A-6-1 and Component A-6-2 having initial principal balances as of the Closing Date equal to $50,704,015 and $29,433,573, respectively.

(4) During the initial Interest Accrual Period, interest will accrue on the Class A-6 Bonds at the rate of 6.156250% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class A-6 Bonds at a per annum rate of LIBOR plus 0.50%, determined monthly as described herein, subject to a maximum rate of 8.50% per annum and a minimum rate of 0.50% per annum.

(5) During the initial Interest Accrual Period, interest will accrue on the Class A-7 and Class A-11 Bonds at the rate of 9.040179% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class A-7 and Class A-11 Bonds at a per annum rate equal to 30.85714% - (3.857143 x LIBOR), determined monthly as described herein, subject to a maximum rate of 30.85714% per annum and a minimum rate of 0.00% per annum.

(6) On each Payment Date on or before the Class A-8 Accretion Termination Date, an amount equal to the Class A-8 Accrual Amount will be added to the Class A-8 Principal Balance, and such amount will be paid as principal to Component A-6-1 and the Class A-7 Bonds as provided herein and will not be paid as interest to the Class A-8 Bonds.

(7) The Class A-10 Bonds are interest only Bonds. During each Interest Accrual Period, interest will accrue at the Bond Interest Rate for the Class A-10 Bonds on the Class A-10 Notional Balance immediately preceding the applicable Payment Date.

(8) On each Payment Date on or before the Class A-12 Accretion Termination Date, an amount equal to the Class A-12 Accrual Amount will be added to the Class A-12 Principal Balance, and such amount will be paid as principal to Component A-6-2 and the Class A-11 Bonds as provided herein and will not be paid as interest to the Class A-12 Bonds.

(9) During the initial twelve Interest Accrual Periods, interest will accrue on the Class A-20 Bonds at the rate of 7.25% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class A-15 Bonds at a per annum rate of 6.75%.

(10) During the initial Interest Accrual Period, interest will accrue on the Class A-21 bonds at the rate of 6.456250% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class A-21 Bonds at a per annum rate of LIBOR plus 0.80%, determined monthly as described herein, subject to a maximum rate of 9.00% per annum and a minimum rate of 0.80% per annum.

(11) During the initial Interest Accrual Period, interest will accrue on the Class A-22 Bonds at the rate of 7.631250% per annum. During each Interest Accrual Period thereafter, interest will accrue on the Class A-22 Bonds at a per annum rate equal to 24.6% - (3 x LIBOR), determined monthly as described herein, subject to a maximum rate of 24.6% per annum and a minimum rate of 0.00% per annum.

(12) The Class X Bonds, Class II-X-1 Bonds and Class II-X-2 Bonds are interest only Bonds. The Class X, Class II-X-1 and Class II-X-2 Bonds will bear interest on their respective Class Notional Balances at variable Bond Interest Rates equal, in the case of the Class X Bonds, to the weighted average of the excess, if any, of (a) the Net Rates on each Non-Discount Mortgage Loan in Mortgage Loan Group 1 over (b) 6.75% per annum; in the case of the Class II-X-1 Bonds, to the weighted average of the excess, if any, of (a) the Net Rates on each Non-Discount Mortgage Loan in Sub-Group 2A over (b) 6.25% per annum; and in the case of the Class II-X-2 Bonds, to the weighted average of the excess, if any, of (a) the Net Rates on each Non-Discount Mortgage Loan in Sub-Group 2B over (b) 6.25% per annum.

(13) The Class II-P Bonds are principal only Bonds and will not bear interest. The Class Current Principal Balance of the Class II-P Bonds initially will be the amount shown above and is equal to the PO Percentage of each Discount Mortgage Loan in Sub-Group 2B.


SECTION 6. Denominations of Series 1998-2 Bonds.

         Each Class of Book Entry Bonds shall initially be evidenced by a single Bond representing the initial Class Current Principal Balance or initial Class Notional Balance, as applicable, of such Class of Bonds as of the Closing Date. The Senior Bonds (other than the Retail Bonds and the Residual Bonds) shall be issued in minimum denominations of $1,000 and integral multiples of $1.00 in excess thereof and the Subordinate Bonds shall be issued in minimum denominations of $25,000 and integral multiples of $1.00 in excess thereof. Each Class of Retail Bonds shall be issued in minimum denominations of $1,000 and increments of $1,000 in excess thereof. Each of the Class R-1, Class R-2 and Class R-3 Bonds shall be issued in certificated fully-registered form in a single Bond of $50, $100 and $50, respectively. Notwithstanding the foregoing, one Bond of each Class of Bonds, other than the Retail Bonds and the Residual Bonds, may be issued in a different principal or notional balance. All of the Book Entry Bonds shall initially be registered on the Bond Register in the name of Cede & Co., the nominee of the Clearing Agency, and no Beneficial Owner thereof will receive a Definitive Bond representing such Beneficial Owner's interest in the Book Entry Bonds, except in the event of Book Entry Termination.

SECTION 7. Authentication of Series 1998-2 Bonds.

         The Series 1998-2 Bonds may be authenticated by the Trustee at the Trustee's office in the Borough of Manhattan, City and State of New York currently located at 14 Wall Street, 8th Floor, New York, New York 10005,
Attention: Corporate Trust (the "New York Office"). There shall be no Authenticating Agent for the Series 1998-2 Bonds unless the appointment of an Authenticating Agent is required as a condition to the listing of the Series 1998-2 Bonds on any stock exchange.

SECTION 8. [RESERVED].

SECTION 9. Places for Payment of Principal of Series 1998-2 Bonds; Payments on
           Book Entry Bonds.

         (a) The final payment of principal in retirement of each Series
1998-2 Bond, other than a Bond of a Class of Interest Only Bonds, or the final payment of interest in respect of a Class of Interest Only Bonds, or the final payment of contingent interest in respect of a Residual Bond (or the Redemption Price of any such Series 1998-2 Bond called for redemption in full), shall be payable upon presentation and surrender thereof only at the office of the Trustee in the Borough of Manhattan, City and State of New York.

         (b) Each payment of principal of and interest on a Book Entry Bond shall be paid to the Clearing Agency, which shall credit the amount of such payments to the accounts of its Clearing Agency Participants in accordance with its normal procedures. Each Clearing Agency Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book Entry Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book Entry Bonds that it represents. All such credits and disbursements are to be made by the Clearing Agency and the Clearing Agency Participants in accordance with the provisions of the Bonds. Neither the Trustee, the Bond Registrar nor the Issuer shall have any responsibility therefor except as otherwise provided by applicable law.

SECTION 10. Payment on the Bonds Before Acceleration; Reports to Bondholders.

         (a) Before acceleration, if any, of the Bonds pursuant to Section 5.2 of the Indenture, the Trustee shall, on each Payment Date commencing in October 1998, pay interest and principal on the Bonds in the following priority and amounts:

         (i) Group 1 Senior Bonds. (A) On each Payment Date prior to the acceleration, if any, of the Bonds, the amount received by the Trustee in respect of distributions on Conventional Certificate 1998-2A on such Payment Date (which amount will be equal to the Group 1 Available Funds for the Distribution Date occurring on such Payment Date) shall be paid in the following order of priority among the Group 1 Senior Bonds except as otherwise noted; provided that on each of the first 12 Payment Dates the Class A-20 Incremental Interest Amount with respect to such Payment Date shall be applied solely to make payments of Accrued Bond Interest on the Class A-20 Bonds for each such Payment Date:

         first, (x) to the interest-bearing Classes of Group 1 Senior Bonds, the Accrued Bond Interest on each such Class for such Payment Date (subject to reduction as provided in Section 12(f)); provided, however, that no such payments shall be made to the Class A-8 Bonds on or before the Class A-8 Accretion Termination Date or to the Class A-12 Bonds on or before the Class A-12 Accretion Termination Date; (y) on or before the Class A-8 Accretion Termination Date, to Component A-6-1, the Class A-7 and Class A-8 Bonds, as provided in paragraph (g) below, as principal, the Class A-8 Accrual Amount for such Payment Date; and
         (z) on or before the Class A-12 Accretion Termination Date, to Component A-6-2, the Class A-11 and Class A-12 Bonds, as provided in paragraph (g) below, as principal, the Class A-12 Accrual Amount for such Payment Date;

         second, to the interest-bearing Classes of Group 1 Senior Bonds, any Accrued Bond Interest thereon remaining unpaid from previous Payment Dates to the extent of remaining Group 1 Available Funds, with any shortfall in available amounts to pay such unpaid Accrued Bond Interest being allocated among such Classes in proportion to the amount of such Accrued Bond Interest remaining unpaid for each such Class for such Payment Date, subject to the proviso in subclause (a) of clause first, subclause (b) of clause first and subclause (c) of clause first;;

         third, on and before the Group 1 Cross-Over Date, to the Group 1 Senior Bonds (other than the Class A-5, Class A-10 and Class X Bonds) in reduction of the Class Current Principal Balances or Component Current Principal Balances thereof, as applicable:

         (a) the Group 1 Senior P&I Optimal Principal Amount for such Payment Date, in the following order of priority:

         (i) to the Class R-1 and Class R-3 Bonds, pro rata, until their respective Class Current Principal Balances have been reduced to zero;

         (ii)  to the Class A-23 Bonds up to the Class A-23 Optimal
               Principal Amount for such Payment Date, until the Class Current Principal Balance thereof has been reduced to zero;

         (iii) the portion of the Group 1 Senior P&I Optimal Principal
               Amount remaining after payments as described above, concurrently, as follows:

               (A)  44.7317716816% sequentially as follows:

                    (1) to the Class A-13 Bonds until the Class Current Principal Balance of the Class A-13 Bonds has been reduced to zero;

                    (2) concurrently to the Class A-14, Class A-15 and A-16 Bonds, pro rata, based upon their respective Class Current Principal Balances, until their respective Class Current Principal Balances have been reduced to zero, allocated among the Retail Bond Units of each such Class as provided in Section 27;

                    (3) concurrently to the Class A-17, Class A-18, Class A-19 and Class A-20 Bonds, pro rata, based upon their respective Class Current

                         Principal Balances, until their respective Class Current Principal Balances have been reduced to zero, allocated among the Retail Bond Units of each such Class as provided in Section 27;

                    (4) concurrently to the Class A-21 and Class A-22 bonds, pro rata, based upon their respective Class Current Principal Balances, until their respective Class Current Principal Balances have been reduced to zero;

               (B)  55.2682283184% sequentially as follows:

                    (1) sequentially, to the Class A-1 and Class A-2 Bonds, in that order, until their respective Class Current Principal Balances have been reduced to their respective Planned Balances for such Payment Date;

                    (2) concurrently to the Class A-3 and Class A-4 Bonds, pro rata, based on their respective Class Current Principal Balances, until their respective Class Current Principal Balances have been reduced to their respective Planned Balances for such Payment Date;

                    (3)  concurrently,

                         (x) 50% of the amount remaining after the payments referred to in sub-clauses (1) and (2) of this clause (B), sequentially, as follows:

                              (I) to the Class A-9 Bonds until the Class Current Principal Balance thereof has been reduced to its Planned Balance for such Payment Date;

                              (II)   concurrently to Component A-6-2 and
                                     the Class A-11 Bonds, pro rata, based on their respective Component Current Principal Balance and Class Current Principal Balance, until their respective Component Current Principal Balance and Class Current Principal Balance have been reduced to their respective Targeted Balances for such Payment Date;

                              (III)  to the Class A-12 Bonds until the
                                     Class Current Principal Balance thereof has been reduced to zero;

                              (IV)   concurrently to Component A-6-2 and
                                     the Class A-11 Bonds, pro rata, based on their respective Component Current Principal Balance and Class Current Principal Balance, without regard to their respective Targeted Balances for such Payment Date, until their respective

                                     Component Current Principal Balance and
                                     Class Current Principal Balance have been reduced to zero;

                              (V)    to the Class A-9 Bonds, without regard
                                     to their Planned Balance for such Payment
                                     Date, until the Class Current Principal
                                     Balance thereof has been reduced to zero;
                                     and

                         (y) 50% of the amount remaining after the payments referred to in sub-clauses (1) and (2) of this clause (B), sequentially, as follows:

                              (I)    if on any Payment Date, the Adjusted
                                     Group 1 Non-PO Mortgage Pool Balance is
                                     less than the 250% SPA Balance for such
                                     Payment Date, then on such Payment Date, and on each Payment Date thereafter, to the Class A-8 Bonds until the Class Current Principal Balance thereof has been reduced to zero;

                              (II)   concurrently to Component A-6-1 and
                                     the Class A-7 Bonds, pro rata, based on
                                     their respective Component Current
                                     Principal Balance and Class Current
                                     Principal Balance, until their respective
                                     Component Current Principal Balance and
                                     Class Current Principal Balance have been reduced to zero;

                              (III)  to the Class A-8 Bonds until the
                                     Class Current Principal Balance thereof has been reduced to zero;

                    (4) sequentially to the Class A-1 and Class A-2 Bonds, in that order, without regard to their respective Planned Balances for such Payment Date, until their respective Class Current Principal Balances have been reduced to zero;

                    (5) concurrently to the Class A-3 and Class A-4 Bonds, pro rata, based on their respective Class Current Principal Balances, without regard to their respective Planned Balances for such Payment Date, until their respective Class Current Principal Balances have been reduced to zero;

         (b) the PO Principal Payment Amount for Component P-1 and such Payment Date, to the Class P Bonds, until the Component Current Principal Balance of Component P-1 has been reduced to zero; and

         fourth, the PO Deferred Amount for Component P-1 for such Payment Date, to the Class P Bonds; provided, that (i) on any Payment Date, payments pursuant to this priority fourth shall not exceed the excess, if any, of (x) the Group 1 Available Funds remaining after giving effect to payments pursuant to clauses first through third above over (y) the sum of the amount of Accrued Bond Interest for such Payment Date and Accrued Bond Interest remaining unpaid from previous Payment Dates on all Classes of Group 1 Subordinate Bonds then outstanding, (ii) such payments shall not reduce the Component Current Principal Balance of Component P-1, and (iii) no payment shall be made in respect of the PO Deferred Amount for Component P-1 after the Group 1 Cross-Over Date.

         (B) On each Payment Date prior to the acceleration, if any, of the Bonds and after the Group 1 Cross-Over Date, payments of principal on the outstanding Group 1 Senior Bonds (other than the Class A-5, Class A-10 and Class X Bonds and Component P-1) shall be made pro rata among all such Group 1 Senior Bonds, regardless of the allocation, or sequential nature, of principal payments described in priority third (a) above, and the PO Principal Payment for Component P-1 shall be paid to the Class P Bonds until the Component Current Principal Balance of Component P-1 has been reduced to zero.

         (C) If, after payments have been made pursuant to priorities first and second of this Section 10(a)(i) on any Payment Date, the remaining Group 1 Available Funds, are less than the sum of the Group 1 Senior P&I Optimal Principal Amount and the PO Principal Payment Amount for Component P-1 for such Payment Date, such amounts shall be proportionately reduced, and such remaining Group 1 Available Funds shall be paid on the Group 1 Senior Bonds (other than the Class A-5, Class A-10 and Class X Bonds) on the basis of such reduced amounts. Notwithstanding any reduction in principal payable to Component P-1 pursuant to this paragraph, the Component Current Principal Balance of Component P-1 shall be reduced not only by principal so paid but also by the difference between (i) principal payable to the Class P Bonds with respect to Component P-1 in accordance with clause (b) of priority third above and (ii) principal actually paid to the Class P Bonds with respect to Component P-1 after giving effect to this paragraph (such difference, the "COMPONENT P-1 CASH SHORTFALL" with respect to such Payment Date). The Component P-1 Cash Shortfall with respect to any Payment Date shall be added to the PO Deferred Amount applicable to Component P-1.

         (ii) Group 1 Subordinate Bonds. On each Payment Date prior to the acceleration, if any, of the Bonds, the Group 1 Available Funds remaining after the payments made pursuant to Section 10(a)(i) shall be paid to the Group 1 Subordinate Bonds sequentially, in the following order, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Bonds, in each case up to an amount equal to and in the following order: (a) the Accrued Bond Interest thereon for such Payment Date, (b) any Accrued Bond Interest thereon remaining undistributed from previous Payment Dates and (c) such Class's Allocable Share for such Payment Date.

         (iii) Group 2 Senior Bonds. (A) On each Payment Date prior to the acceleration, if any, of the Bonds, the amount received by the Trustee in respect of distributions on Conventional Certificate 1998-2B on such Payment Date (which amount will be equal to the Group 2 Available Funds for the Distribution Date occurring on such Payment Date) shall be paid in the following order of priority among the Group 2 Senior Bonds except as otherwise noted:

         first, to the interest-bearing Classes of Group 2 Senior Bonds, the Accrued Bond Interest on each such Class for such Payment Date, any shortfall in available amounts to pay such Accrued Bond Interest being allocated among such Classes in proportion to the amount of Accrued Bond Interest otherwise payable thereon;

         second, to the interest-bearing Classes of Group 2 Senior Bonds, any Accrued Bond Interest thereon remaining undistributed from previous Payment Dates to the extent of remaining Group 2 Available Funds, with any shortfall in available amounts to pay such unpaid Accrued Bond Interest being allocated among such Classes in proportion to the amount of such Accrued Bond Interest remaining undistributed for each such Class for such Payment Date;

         third, to the Group 2 Senior Bonds (other than the Class II-X-1 and Class II-X-2 Bonds) in reduction of the Class Current Principal Balances or Component Current Principal Balance thereof, as applicable:

                  (a) the Group 2 Senior P&I Optimal Principal Amount for such Payment Date, in the following order of priority:

                           (i) to the Class R-2 Bonds until the Class Current Principal Balance thereof has been reduced to zero;

                           (ii) to the Class II-A-1 Bonds until the Class Current Principal Balance of the Class II-A-1 Bonds has been reduced to zero;

                  (b) the PO Principal Payment Amount for Component P-2 for such Payment Date, to the Class P Bonds, until the Component Current Principal Balance of Component P-2 has been reduced to zero;

                  (c) the PO Principal Payment Amount for the Class II-P Bonds for such Payment Date, to the Class II-P Bonds, until the Class Current Principal Balance thereof has been reduced to zero; and

         fourth, concurrently to Component P-2 and the Class II-P Bonds, the PO Deferred Amounts for such Payment Date for Component P-2 and the Class II-P Bonds, respectively, such amounts to be paid, pro rata, based on such amounts; provided that (i) on any Payment Date, payments pursuant to this priority fourth shall not exceed the excess, if any, of (x) the Group 2 Available Funds remaining after giving effect to payments pursuant to clauses first through third above over (y) the sum of the amount of Accrued Bond Interest for such Payment Date and Accrued Bond Interest remaining unpaid from previous Payment Dates on all Classes of Group 2 Subordinate Bonds then outstanding; (ii) such payments shall not reduce the Component Current Principal Balance of Component P-2 or the Class Current Principal Balance of the Class II-P Bonds; and (iii) no payment shall be made in respect of the PO Deferred Amounts for Component P-2 or the Class II-P Bonds after the Group 2 Cross-Over Date.

         (B) If, after payments have been made pursuant to priorities first and second of this Section 10(a)(iii) on any Payment Date, the remaining Group 2 Available Funds are less than the sum of the Group 2 Senior P&I Optimal Principal Amount, the PO Principal Payment Amount for Component P-2 and the PO Principal Payment Amount for the Class II-P Bonds for such Payment Date, such amounts shall be proportionately reduced, and such remaining Group 2 Available Funds shall be paid on the Group 2 Senior Bonds (other than the Class II-X-1 and Class II-X-2 Bonds) on the basis of such reduced amounts. Notwithstanding any reduction in principal payable to Component P-2 or the Class II-P Bonds pursuant to this paragraph: (i) the Component Current Principal Balance of Component P-2 shall be reduced not only by principal so paid but also by the difference between (x) principal payable to the Class P Bonds with respect to Component P-2 in accordance with clause (b) of priority third above and (y) principal actually paid to the Class P Bonds with respect to Component P-2 after giving effect to this paragraph (such difference, the "COMPONENT P-2 CASH SHORTFALL" with respect to such Payment Date) and (ii) the Class Current Principal Balance of the Class II-P Bonds shall be reduced not only by principal so paid but also by the difference between (x) principal payable to the Class II-P Bonds in accordance with clause (c) of priority third above and (y) principal actually paid to the Class II-P Bonds after giving effect to this paragraph (such difference, the "CLASS II-P CASH SHORTFALL" with respect to such Payment Date, and the Component P-1 Cash Shortfall, the Component P-2 Cash Shortfall and the Class II-P Cash Shortfall, each a "PO CASH SHORTFALL"). The Component P-2 Cash Shortfall with respect to any Payment Date shall be added to the Component P Deferred Amount applicable to Component P-2, and the Class II-P Cash Shortfall with respect to any Payment Date will be added to the PO Deferred Amount applicable to the Class II-P Bonds.

         (iv) Group 2 Subordinate Bonds. On each Payment Date prior to the acceleration, if any, of the Bonds, the Group 2 Available Funds remaining after the payments made pursuant to Section 10(a)(iii) shall be paid to the Group 2 Subordinate Bonds sequentially, in the following order, to the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Bonds, in each case up to an amount equal to and in the following order: (a) the Accrued Bond Interest thereon for such Payment Date, (b) any Accrued Bond Interest thereon remaining unpaid from previous Payment Dates and (c) such Class's Allocable Share for such Payment Date.

         (b) On each Payment Date, any Available Funds remaining in the Collection Account after payment of interest and principal as provided above or as provided in Section 11 shall be paid to the Class R-1 Bonds, if such funds were a part of Group 1 Available Funds, and to the Class R-2 Bonds if such funds were a part of Group 2 Available Funds.

         (c) No Accrued Bond Interest shall be payable with respect to any Class of Bonds after the Payment Date on which the Current Class Principal Balance or Class Notional Balance of such Class has been reduced to zero.

         (d) On each Payment Date, the Trustee shall pay to the Holders of the Class R-3 Bonds as contingent interest any remaining amounts in REMIC 3, after all amounts otherwise required to be paid have been so paid, which remaining amounts shall not reduce the Class Current Principal Balance of the Class R-3 Bonds.

         (e) Payment of the above amounts to each Bondholder shall be made (i) by check mailed to each Bondholder entitled thereto at the address appearing in the Bond Register or (ii) upon receipt by the Trustee on or before the fifth Business Day preceding the Record Date of written instructions from a Bondholder holding Bonds representing an initial aggregate Current Principal Balance or Class Notional Balance of not less than $1,000,000 by wire transfer to a United States dollar account maintained by the payee at any United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final payment in respect of each Class of Bonds shall be made as provided in Section 9(a).

         (f) Any Class A-8 Accrual Amount payable pursuant to priorities first or second of Section 10(a)(i)(A) shall be paid, as principal, as follows:

         first, concurrently to Component A-6-1 and the Class A-7 Bonds, pro rata, based on their respective Component Current Principal Balance and Class Current Principal Balance, until their respective Component Current Principal Balance and Class Current Principal Balance have been reduced to zero; and

         second, to the Class A-8 Bonds, until the Class Current Principal Balance thereof has been reduced to zero.

         (g) Any Class A-12 Accrual Amount payable pursuant to priorities first or second of Section 10(a)(i)(A) shall be paid, as principal, as follows:

         first, concurrently to Component A-6-2 and the Class A-11 Bonds, pro rata, based on their respective Component Current Principal Balance and Class Current Principal Balance, until their respective Component Current Principal Balance and Class Current Principal Balance have been reduced to zero; and

         second, to the Class A-12 Bonds, until the Class Current Principal Balance thereof has been reduced to zero.

SECTION 11. Payment on the Bonds on and after Acceleration.

         On each Payment Date, if the Bonds are declared due and payable pursuant to Section 5.2 of the Indenture, (i) Accrued Bond Interest on each Class of interest-bearing Bonds shall be paid pro rata in accordance with the amount of unpaid Accrued Bond Interest on each such Class of Bonds from Available Funds, (ii) payments of principal on each outstanding Class of the Bonds (other than each Class of Interest Only Bonds) shall be paid pro rata out of remaining Available Funds until the Class Current Principal Balance of each such outstanding Class has been reduced to zero and (iii) any remaining Available Funds shall be used to repay any previously unpaid Realized Losses (including interest and principal) allocated to the Bonds, pro rata in accordance with such unpaid Realized Losses.

SECTION 12. Allocation of Realized Losses, Net Interest Shortfalls, Subordinate Bond Writedown Amounts; PO Deferred Payment Writedown Amounts.

         (a) (A) On each Payment Date, with respect to the Group 1 Bonds, the principal portion of each Realized Loss on a Group 1 Mortgage Loan (other than any Excess Special Hazard Loss) shall be allocated as follows:

                  (i) The applicable PO Percentage of the principal portion of any such Realized Loss on a Discount Mortgage Loan in Mortgage Loan Group 1 and any PO Cash Shortfall relating to Component P-1 shall be allocated to Component P-1 until the Component Current Principal Balance thereof is reduced to zero; and

                  (ii) The applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated as follows:

                       first, to the Class B-6 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       second, to the Class B-5 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       third, to the Class B-4 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       fourth, to the Class B-3 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       fifth, to the Class B-2 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       sixth, to the Class B-1 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       seventh, to the Classes of Group 1 Senior P&I Bonds, pro
                  rata.

                  (B) On each Payment Date, with respect to the Group 2 Bonds, the principal portion of each Realized Loss on a Group 2 Mortgage Loan shall be allocated as follows:

                  (i) The applicable PO Percentage of the principal portion of any such Realized Loss on a Discount Mortgage Loan in Sub-Group 2A and any PO Cash Shortfall relating to Component P-2 shall be allocated to Component P-2 until the Component Current Principal Balance thereof is reduced to zero, and the applicable PO Percentage of the principal portion of any such Realized Loss on a Discount Mortgage Loan in Sub-Group 2B and any PO Cash Shortfall relating to the Class II-P Bonds shall be allocated to the Class II-P Bonds until the Class Current Principal Balance thereof is reduced to zero; and

                  (ii) The applicable Non-PO Percentage of the principal portion of such Realized Loss (other than any Excess Special Hazard Loss) shall be allocated as follows:

                       first, to the Class II-B-6 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       second, to the Class II-B-5 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       third, to the Class II-B-4 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       fourth, to the Class II-B-3 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       fifth, to the Class II-B-2 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       sixth, to the Class II-B-1 Bonds until the Class Current
                  Principal Balance thereof has been reduced to zero;

                       seventh, to the Class II-A-1 Bonds.

                  (C) With respect to any Payment Date, the principal portion of any Excess Special Hazard Loss with respect to a Mortgage Loan in a Mortgage Loan Group or Sub-Group shall be allocated as follows:

                  (i) with respect to any Discount Mortgage Loan in Mortgage Loan Group 1, Sub-Group 2A or Sub-Group 2B, the applicable PO Percentage of any such Excess Special Hazard Loss and any PO Cash Shortfall relating to Component P-1, Component P-2 or the Class II-P Bonds shall be allocated to Component P-1, Component P-2 and the Class II-P Bonds, respectively; and

                  (ii) with respect to any Mortgage Loan, the applicable Non-PO Percentage of any such Excess Special Hazard Loss shall be allocated pro rata among all Classes of Bonds of the related Bond Group (other than the P Components, the Class II-P Bonds and the Interest Only Bonds).

                  (D) Notwithstanding the foregoing, no such allocation of the principal portion of any Realized Loss shall be made on any Payment Date to (A) any Class of Group 1 Bonds or Component P-1 to the extent that such allocation would result in the reduction of the aggregate of the Class Current Principal Balances of all the Group 1 Bonds and the Component Current Principal Balance of Component P-1 as of such Payment Date, after giving effect to all payments and prior allocations of the principal portion of Realized Losses on such date, to an amount less than the aggregate of the Scheduled Principal Balances of all of the Group 1 Mortgage Loans as of the preceding Due Date (such limitation, the "Group 1 Loss Allocation Limitation") and (B) any Class of Group 2 Bonds or Component P-2 to the extent that such allocation would result in the reduction of the aggregate of the Class Current Principal Balances of all the Group 2 Bonds and the Component Current Principal Balance of Component P-2 as of such Payment Date, after giving effect to all payments and prior allocations of the principal portion of Realized Losses on such date, to an amount less than the aggregate of the Scheduled Principal Balances of the Group 2 Mortgage Loans as of the preceding Due Date (such limitation, the "Group 2 Loss Allocation Limitation").

         (b) Any Realized Losses allocated to a Class of Bonds pursuant to subsection 12(a) shall be allocated among the Bonds of such Class in proportion to their respective Current Principal Balances. Any allocation of Realized Losses pursuant to this subsection 12(b) shall be accomplished by reducing the Class Current Principal Balance of the applicable Class of Bonds or the Component Current Principal Balance of the applicable P Component on the related Payment Date in accordance with subsection 12(c).

         (c) All allocations of the principal portion of Realized Losses in accordance with this Section 12 shall be accomplished on a Payment Date by reducing the Class Current Principal Balances of the applicable Classes and the Component Current Principal Balances of the applicable P Components by their appropriate shares of any such losses occurring during the month preceding the month of such Payment Date, after giving effect to payments made on such Payment Date, except that the aggregate amount of the principal portion of Realized Losses to be allocated to Component P-1, Component P-2 or the Class II-P Bonds on any Payment Date through the Group 1 Cross-Over Date or the Group 2 Cross-Over Date, as applicable, will be taken into account in determining payments in respect of the applicable PO Deferred Amount for such Payment Date.

         (d) On each Payment Date, the Bond Administrator shall determine the Group 1 Subordinate Bond Writedown Amount and Group 2 Subordinate Bond Writedown Amount, respectively, if any. Any such Group 1 Subordinate Bond Writedown Amount or Group 2 Subordinate Bond Writedown Amount, respectively, shall effect a corresponding reduction in the Class Current Principal Balance of (i) if prior to the Group 1 Cross-Over Date or the Group 2 Cross-Over Date, as applicable, the Current Principal Balances of the Group 1 Subordinate Bonds and the Group 2 Subordinate Bonds, respectively, in the reverse order of their numerical Class designations and (ii) from and after the Group 1 Cross-Over Date or the Group 2 Cross-Over Date, as applicable, the Group 1 Senior Bonds (excluding Component P-1) and the Group 2 Senior Bonds (excluding Component P-2 and the Class II-P Bonds), respectively, pro rata, which reduction shall occur on such Payment Date after giving effect to payments made on such Payment Date.

         (e) On each Payment Date, on or prior to the Group 1 Cross-Over Date, the Bond Administrator shall determine the PO Deferred Payment Writedown Amount, if any, for Component P-1 for such Payment Date. On each Payment Date, on or prior to the Group 2 Cross-Over Date, the Bond Administrator shall determine the PO Deferred Payment Writedown Amount, if any, for each of Component P-2 and the Class II-P Bonds for such Payment Date. Any such PO Deferred Payment Writedown Amount shall effect a corresponding reduction in the Class Current Principal Balance of the Subordinate Bonds of the applicable Bond Group, in the reverse order of their numerical Class designations.

         (f) Net Interest Shortfalls shall be allocated among the Classes of Bonds in a Bond Group in proportion to the amount of Accrued Bond Interest that would have been allocated thereto in the absence of such shortfalls. The interest portion of Realized Losses in a Mortgage Loan Group shall be allocated first to the Classes of Subordinate Bonds in the related Bond Group in reverse order of their numerical Class designations and, following the applicable Cross-Over Date, such Realized Losses will be allocated to the Classes of interest-bearing Senior Bonds in the related Bond Group in proportion to the amount of Accrued Bond Interest that would have been allocated thereto in the absence of such Realized Losses.

         (g) Any Realized Loss allocated to a Class of Bonds or a P Component shall be allocated to the Corresponding Class of REMIC 1 Interest and the Corresponding Class of REMIC 2 Interest.

SECTION 13. Transfer of Certificates to Trustee; Deposits to Collection Account;
            Pledged Accounts.

         (a) The Conventional Certificates shall have been registered in the name of the Trustee or its Qualified Nominee by no later than the Closing Date pursuant to Section 2.12(f)(iii) of the Indenture. The Trustee shall have confirmed in writing on or prior to the Closing Date that it is holding such Conventional Certificates as Trustee.

         (b) On the Closing Date, the Issuer shall deposit or cause to be deposited in the Collection Account the Initial Deposit. The Issuer shall not be required to make or cause to be made any other deposit of funds in the Collection Account on the Closing Date. The Initial Deposit shall be held in a separate sub-account of the Collection Account and shall not be invested. On each Payment Date, the Class A-20 Incremental Interest Amount shall be paid as provided in Section 10(a)(i)(A); provided, however, that (i) if on any Payment Date (A) the remaining amount of the Initial Deposit, after payments on the Bonds otherwise to be made on such Payment Date, exceeds (B) an amount equal to 1% of the aggregate of the Scheduled Principal Balances of the Mortgage Loans in all of the Mortgage Loan Groups, the amount by which the amount referred to in clause (A) exceeds the amount referred to in clause (B) shall be deducted from the remaining amount of the Initial Deposit and paid to the Holder of the Class R-3 Bonds and (ii) on the twelfth Payment Date, after payments on the Bonds otherwise to be made on such Payment Date, any remaining amount of the Initial Deposit shall be paid to the Holder of the Class R-3 Bonds.

         (c) A Qualified GIC shall not be granted to the Trustee with respect to the investment of funds in any Pledged Account for the Series 1998-2 Bonds.

SECTION 14. Requirements for Issuance of Series 1998-2 Bonds.

         Except as otherwise expressly provided immediately below and elsewhere herein, no additional items shall be required to be delivered to the Trustee pursuant to Sections 2.12(k) and 2.12(n) of the Indenture in connection with the issuance of the Series 1998-2 Bonds:

         (a) An executed counterpart of the Pooling and Servicing Agreement.

         (b) A certificate of a vice president of BSMCC, dated as of the Closing Date, certifying that the representations and warranties made by BSMCC in the Mortgage Loan Purchase Agreement are true and correct as of the Closing Date.

SECTION 15. Reports to Bondholders.

        (a) Concurrently with each payment to Bondholders, the Trustee shall forward by first-class mail to each Bondholder, with a copy to the Issuer and the Rating Agencies, a statement, prepared by the Bond Administrator, setting forth the following information, expressed with respect to clauses (i) through
(iv) of Section 10(a) in the aggregate and with respect to an individual Bond representing an initial Current Principal Balance of $1,000, or in the case of a Class of Interest Only Bonds, a Class Notional Balance of $1,000, or in the case of the Class R-1, Class R-2 or Class R-3 Bonds, an initial Current Principal Balance of $50, $100 and $50, respectively (in each case, an "Individual Bond" with respect to the applicable Class):

            (i) the Class Current Principal Balance (or Class Notional Balance in the case of a Class of Interest Only Bonds) of each Class of Bonds immediately prior to such Payment Date;

            (ii) the amount of the payment allocable to principal on each applicable Class of Bonds;

            (iii) the aggregate amount of interest accrued at the related Bond Interest Rate with respect to each Class of interest-bearing Bonds during the related Interest Accrual Period;

            (iv) the Net Interest Shortfall and any other adjustments to interest at the related Bond Interest Rate necessary to account for any difference between interest accrued and aggregate interest paid with respect to each Class of interest-bearing Bonds;

            (v) the amount of the payment allocable to interest on each Class of interest-bearing Bonds;

            (vi) the Bond Interest Rates for each Class of interest-bearing Bonds with respect to such Payment Date;

            (vii) the Class Current Principal Balance (or Class Notional Balance in the case of a Class of Interest Only Bonds) of each Class of Bonds after such Payment Date; and

            (viii) the information provided to the Certificate Trustee by the Master Servicer pursuant to Section 6.02(i) through (xi) of the Pooling and Servicing Agreement.

The foregoing information shall be calculated, or reported, as the case may be, by the Bond Administrator based on data provided by the Master Servicer pursuant to Section 3.16 of the Pooling and Servicing Agreement, upon which the Bond Administrator may conclusively rely. The Bond Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer and may conclusively rely and shall be protected in relying on the accuracy of all such information performing its duties and responsibilities hereunder. The information furnished by the Master Servicer pursuant to the Pooling and Servicing Agreement shall be sufficient for the Bond Administrator to calculate any statement it is required to make.

         (b) By April 30 of each year beginning in 1999, the Trustee will furnish a report, prepared by the Bond Administrator, to each Holder of the Bonds of record at any time during the prior calendar year as to the aggregate of amounts reported pursuant to subclauses (e)(ii) and (e)(v) above with respect to the Bonds, plus information with respect to the amount of servicing compensation and such other customary information as the Master Servicer may determine to be necessary and/or to be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such Holders to prepare their tax returns for such calendar year. Such obligations shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to the requirements of the Code.

Section 16. Redemption.

         If on a Bond Redemption Date, BSMCC, its designee or the Master Servicer, as applicable, exercises its rights to purchase the Mortgage Loans in a Mortgage Loan Group pursuant to Section 10.01 of the Pooling and Servicing Agreement, on such Bond Redemption Date the Trustee shall apply the related Group Available Funds for the Payment Date that is such Bond Redemption Date to effect a full redemption of the Bonds of the related Bond Group.

SECTION 17. Actions by Trustee as Holder of Conventional Certificates.

         (a) With the consent of the Holders of Series 1998-2 Bonds representing not less than 66-2/3% of the aggregate Principal Balance of all Outstanding Series 1998-2 Bonds, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by an Issuer Resolution, and the Trustee may take any action that by the terms of the Pooling and Servicing Agreement requires the consent of the holder of the Conventional Certificates, including but not limited to: (1) entering into any amendments to the Pooling and Servicing Agreement; (2) removing the Certificate Trustee or the Master Servicer or and appointing a successor Certificate Trustee or Master Servicer as provided in Section 8.01 or Section 9.08(c) of the Pooling and Servicing Agreement; and (3) removing or consenting to the removal of, and appointing or consenting to the appointment of, the Person acting as trustee under the Pooling and Servicing Agreement; provided, however, that no such action shall, without the consent of the Holder of each Outstanding Bond affected thereby:

             (1) reduce the amount of, or delay the timing of, payments received on its related Trust Fund that are required to be distributed on any Conventional Certificate or change the repurchase price with respect thereto, change any place of payment where, or the coin or currency in which, any Conventional Certificate or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest or principal due on any Conventional Certificate or adversely affect the tax consequences to any holder of a Conventional Certificate;

             (2) change the requirement of the consent of the holders of the
                 Conventional Certificate for any such action pursuant to the Pooling and Servicing Agreement;

             (3) modify any of the provisions of this Section, except to increase any percentage specified herein; or

             (4) permit the creation of any lien ranking prior to or on a parity with the related Trust created by the Pooling and Servicing Agreement with respect to any part of its related Trust Fund or terminate the related Trust created by the Pooling and Servicing Agreement on any property at any time subject thereto or deprive the Holder of any Bond of the security afforded by the Conventional Certificate;

provided, however, that notwithstanding the foregoing provisions of this Section, Issuer and the Trustee may, without the consent of any Holder of any Series 1998-2 Bonds, consent to the release from or termination of a Trust created by the Pooling and Servicing Agreement with respect to any Mortgage Loan when such action by the Issuer and the Trustee is specifically authorized by any other provision of the Indenture, this Series 1998-2 Supplement or the Pooling and Servicing Agreement.

         The Trustee may in its discretion determine whether or not any Series 1998-2 Bonds would be affected by any proposed action and any such determination shall be conclusive upon the Holders of all Series 1998-2 Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any written instrument proposed to effect such action, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any written instrument proposed to effect such action pursuant to this Section, the Issuer shall mail to the Holders of the Series 1998-2 Bonds to which such action relates a notice setting forth in general terms the substance of such action. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such action.

         (b) The Issuer hereby acknowledges and agrees that should the Person acting as trustee under the Pooling and Servicing Agreement demand indemnity satisfactory to it as a condition precedent to taking any action requested by the Trustee, as holder of the Conventional Certificates, the Trustee hereunder shall have no duty or obligation to advance its own funds in fulfillment of such indemnity, but rather may request such indemnity from the Issuer or from the Holders of the Series 1998-2 Bonds.

SECTION 18. REMIC Administration; Certain Tax Matters Relating to Bond Pool
            Grantor Trust.

         (a) For federal income tax purposes, the taxable year of each Series REMIC shall be a calendar year and the Bond Administrator shall maintain or cause the maintenance of the books of each Series REMIC on the accrual method of accounting.

         (b) The Bond Administrator shall prepare and timely deliver to the Trustee, and the Trustee will file or cause to be filed with the Internal Revenue Service federal tax information returns or elections required to be made by the Trustee hereunder, with respect to each Series REMIC, the Trust Fund, if applicable, and the Bonds containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Bonds at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. In connection with the foregoing, the Bond Administrator shall provide the name and address of the person who can be contacted to obtain information required to be reported to the holders of regular interests in each Series REMIC (the "REMIC Reporting Agent") as required by IRS Form 8811. The Trustee shall make the elections to treat each Series REMIC as a REMIC (which election shall apply to the taxable period ending December 31, 1998 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe and the Bond Administrator agrees to prepare and timely deliver to the Trustee any forms required to be executed in order to make any such election. The Trustee shall sign all tax information returns filed pursuant to this Section and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information provided by, forms prepared by, or calculations provided by the Bond Administrator. To the extent authorized under the Code and the regulations promulgated thereunder, the Issuer hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any tax returns required to be filed on behalf of the Series REMICs. The Prepayment Assumption for the purposes of determining the taxable income of each Series REMIC is the Prepayment Assumption as defined in Section 1 hereof. The Holder of the Class R-1 Bond is hereby designated as the "Tax Matters Person" (within the meaning of Treas. Reg. Section 1.860F-4(d)) for REMIC 1, the Holder of the Class R-2 Bond is hereby designated as "Tax Matters Person" for REMIC 2, and the Holder of the Class R-3 Bond is hereby designated as "Tax Matters Person" for REMIC 3. The Bond Administrator is hereby designated and appointed as the agent of each such Tax Matters Person. Any Holder of a Residual Bond will by acceptance thereof appoint the Bond Administrator as agent and attorney-in-fact for the purpose of acting as Tax Matters Person for each Series REMIC during such time as the Bond Administrator does not own any such Residual Certificate. In the event that the Code or applicable Treasury regulations prohibit the Trustee from signing tax or information returns or other statements, or the Bond Administrator from acting as Tax Matters Person (as an agent or otherwise), the Trustee and the Bond Administrator shall take whatever action that in their good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of a Residual Bond to sign such returns or act as tax matters person. Each Holder of a Residual bond shall be bound by this Section.

         (c) The Bond Administrator shall provide upon request and receipt of reasonable compensation, such information as required in Section 860D(a)(6)(B) of the Code to the Internal Revenue Service, to any Person purporting to transfer a Residual Certificate to a Person other than a transferee permitted by Section 2.15 of the Indenture, and to any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate, organization described in Section 1381 of the Code, or nominee holding an interest in a pass-through entity described in Section 860E(e)(6) of the Code, any record holder of which is not a transferee permitted by Section 2.15 of the Indenture (or which is deemed by statute to be an entity with a disqualified member).

         (d) The Bond Administrator shall prepare and timely deliver to the Trustee, and the Trustee shall file or cause to be filed any state income tax returns required under Applicable State Law with respect to each Series REMIC or the Trust Estate.

         (e) The Bond Administrator, as agent for each Tax Matters Person, shall represent the Trust Estate and each Series REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The expenses of any such contest, audit, controversy or proceeding, including but not limited to the fees and expenses of the Bond Administrator, its attorneys, its accountants, and its financial advisors, except any such expenses caused by the Bond Administrator's negligence or willful misconduct, shall be the obligations of the Trust Estate created hereunder and reimbursed pursuant to the Pooling and Servicing Agreement.

         (f) For the purposes of the REMIC elections in respect of the Trust Estate, each Class of Bonds having no Components (other than the Class R-1, Class R-2 and Class R-3 Bonds), and each Component shall be designated as the "regular interests" and the Class R-3 Bonds shall be designated as the sole class of "residual interest" in REMIC 3. The REMIC 1 Interests shall be designated as "regular interests" and the Class R-1 Bonds shall be designated as the sole class of "residual interest" in REMIC 1. The REMIC 2 Interests shall be designated as "regular interests" and the Class R-2 Bonds shall be designated as the sole class of "residual interest" in REMIC 2.

         (g) The Closing Date is hereby designated as the "startup day" of each of REMIC 1, REMIC 2 and REMIC 3 within the meaning of Section 860G(a)(9) of the Code.

         (h) The Issuer shall not be required to perform any duties of the Issuer under Section 4.3 of the Indenture, and the Bond Administrator shall not be required to perform any such duties except to the extent specifically provided in this Section 18.

         (i) Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of each regular interest in REMIC 1, REMIC 2 and REMIC 3 would be reduced to zero is the Payment Date occurring in November 2028 in the case of REMIC 1, November 2013 in the case of REMIC 2, and as set forth in the third table below in the case of REMIC 3.

         (j) For as long as the Series REMICs shall exist the Bond
Administrator and the Trustee shall act in accordance herewith to assure continuing treatment of REMIC 1, REMIC 2 and REMIC 3 as a REMIC, and the Trustee shall comply with any directions of the Bond Administrator to assure such continuing treatment. In particular, the Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans or of any Permitted Investment unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Pooling and Servicing

Agreement or the Trustee has received a REMIC Opinion prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to
Section 2.04 of the Pooling and Servicing Agreement, accept any contribution to any Series REMIC after the Startup Day without receipt of a REMIC Opinion.

         (k) The Bond Administrator shall prepare or shall cause to be prepared any tax returns required to be filed by the Bond Pool Grantor Trust and furnish to Certificateholders (as defined in the Trust Agreement) all information required by the Code or the regulations thereunder and shall remit such returns to the Bond Pool Trustee for signature before such returns are due to be filed. In no event shall the Bond Administrator in its individual capacity be liable for any liabilities, costs or expenses of the Bond Pool Grantor Trust, the Certificateholders (as defined in the Trust Agreement) or the Depositor arising under any tax law or regulation, including, without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from any failure to comply therewith).

         (l) The Bond Administrator shall at all times be the same Person as the Master Servicer. If the Master Servicer resigns or is terminated as Master Servicer under the Pooling and Administration Agreement, the successor Master Servicer shall, upon becoming successor Master Servicer, also assume the duties and obligations of the Bond Administrator hereunder.

         (m) The Bond Administrator agrees to indemnify the Trustee, the Trust Estate and the Master Servicer from any and all costs, claims and liabilities arising from its acts or omissions pursuant to this Section 18, including but not limited to any taxes and legal fees and expenses. The Trustee shall not be required to recompute, verify or recalculate the information provided to it by the Master Servicer or the Bond Administrator and may conclusively rely and shall be protected in relying on the accuracy of all such information in performing its duties and responsibilities hereunder.

         (n) The REMIC 1 Interests are identified in the following table shall be issued as non-certificated interests. The Trustee shall be the sole holder of the REMIC 1 Interests, which shall not be transferable under any circumstances. The Class R-1 Bonds shall be issued in fully registered certificated form and shall be executed and authenticated as provided herein. Principal of and interest on the REMIC 1 Interests and Class R-1 Bonds shall derive from receipts on the Conventional Certificates and be allocated to the Corresponding Classes of REMIC 3 Interests in the manner set forth in the following tables.

----------------------------------------------------------------------------------------------------
CONVENTIONAL  CORRESPONDING CLASS OF REMIC 1 INTEREST           INITIAL           REMIC 1 INTEREST
CERTIFICATE                  OR BOND                            REMIC 1                RATE
                                                                BALANCE
----------------------------------------------------------------------------------------------------
              INTEREST                PRINCIPAL
----------------------------------------------------------------------------------------------------
1998-2A       1-A-1, 1-A-2, 1-A-3,    1-A-1, 1-A-2, 1-A-3,    Set forth in       Set forth in clause
              1-A-4, 1-A-6, 1-A-7,    1-A-4, 1-A-6, 1-A-7,    clause (p)         (p)
              1-A-8, 1-A-9, 1-A-11,   1-A-8, 1-A-9, 1-A-11,
              1-A-12, 1-A-13,         1-A-12, 1-A-13,
              1-A-14, 1-A-15,         1-A-14, 1-A-15,
              1-A-16, 1-A-17,         1-A-16, 1-A-17,
              1-A-18, 1-A-19,         1-A-18, 1-A-19,
              1-A-20, 1-A-21,         1-A-20, 1-A-21,
              1-A-22, 1-A-23, 1-X,    1-A-22, 1-A-23,
              1-B-1, 1-B-2, 1-B-3,    1-B-1, 1-B-2, 1-B-3,
              1-B-4, 1-B-5, 1-B-6,    1-B-4, 1-B-5, 1-B-6,
              1-R-3                   1-P-1, 1-R-3


                                                                                        6.75%
                      R-1                      R-1                  $50
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL  CORRESPONDING CLASS OF REMIC 1 INTEREST                 CORRESPONDING CLASS OF REMIC 3 INTEREST OR BOND
CERTIFICATE                  OR BOND

--------------------------------------------------------------------------------------------------------------------------
              INTEREST                PRINCIPAL                       INTEREST                       PRINCIPAL
--------------------------------------------------------------------------------------------------------------------------
1998-2A       1-A-1, 1-A-2, 1-A-3,    1-A-1, 1-A-2, 1-A-3,     Set forth in clause (p)       Set forth in clause (p)
              1-A-4, 1-A-6, 1-A-7,    1-A-4, 1-A-6, 1-A-7,
              1-A-8, 1-A-9, 1-A-11,   1-A-8, 1-A-9, 1-A-11,
              1-A-12, 1-A-13,         1-A-12, 1-A-13,
              1-A-14, 1-A-15,         1-A-14, 1-A-15,
              1-A-16, 1-A-17,         1-A-16, 1-A-17,
              1-A-18, 1-A-19,         1-A-18, 1-A-19,
              1-A-20, 1-A-21,         1-A-20, 1-A-21,
              1-A-22, 1-A-23, 1-X,    1-A-22, 1-A-23,
              1-B-1, 1-B-2, 1-B-3,    1-B-1, 1-B-2, 1-B-3,
              1-B-4, 1-B-5, 1-B-6,    1-B-4, 1-B-5, 1-B-6,
              1-R-3                   1-P-1, 1-R-3


                                                                          N/A                           N/A
                      R-1                      R-1
--------------------------------------------------------------------------------------------------------------------------

         (o) The REMIC 2 Interests are identified in the following table shall be issued as non-certificated interests. The Trustee shall be the sole holder of the REMIC 2 Interests, which shall not be transferable under any circumstances. The Class R-2 Bonds shall be issued in fully registered certificated form and shall be executed and authenticated as provided herein. Principal of and interest on the REMIC 2 Interests and Class R-2 Bonds shall derive from receipts on the Conventional Certificates and be allocated to the Corresponding Classes of REMIC 3 Interests in the manner set forth in the following tables.

-------------------------------------------------------------------------------------------------------
CONVENTIONAL    CORRESPONDING CLASS OF REMIC 2 INTEREST           INITIAL         REMIC 2 INTEREST
CERTIFICATE                  OR BOND                              REMIC 2              RATE
                                                                  BALANCE
-------------------------------------------------------------------------------------------------------
              INTEREST                PRINCIPAL
-------------------------------------------------------------------------------------------------------
1998-2B       2-A-1, 2-B-1, 2-B-2,    2-A-1, 2-B-1, 2-B-2,      Set forth in      Set forth in clause
              2-B-3, 2-B-4, 2-B-5,    2-B-3, 2-B-4, 2-B-5,      clause (p)        (p)
              2-B-6, 2-X-1, 2-X-2     2-B-6, 2-P, 2-P-2

                      R-2                    R-2                $100                     6.25%
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL    CORRESPONDING CLASS OF REMIC 2 INTEREST               CORRESPONDING CLASS OF REMIC 3 INTEREST OR BOND
CERTIFICATE                  OR BOND

--------------------------------------------------------------------------------------------------------------------------
              INTEREST                PRINCIPAL                         INTEREST                        PRINCIPAL
--------------------------------------------------------------------------------------------------------------------------
1998-2B       2-A-1, 2-B-1, 2-B-2,    2-A-1, 2-B-1, 2-B-2,     Set forth in clause (p)       Set forth in clause (p)
              2-B-3, 2-B-4, 2-B-5,    2-B-3, 2-B-4, 2-B-5,
              2-B-6, 2-X-1, 2-X-2     2-B-6, 2-P, 2-P-2

                      R-2                    R-2
--------------------------------------------------------------------------------------------------------------------------

         (p)ab Principal of and interest on the REMIC 1 Interests and REMIC 2 Interests shall be allocated to the Corresponding Classes of Bonds in the manner set forth in the following table.

--------------------------------------------------------------------------------------------------------------------

REMIC 1             INITIAL REMIC 1         REMIC 1                                       LATEST POSSIBLE
INTEREST OR         INTEREST OR           INTEREST OR                                     MATURITY DATE
REMIC 2             REMIC 2                 REMIC 2          CORRESPONDING CLASS OF       (PAYMENT DATE IN)
INTEREST            INTEREST BALANCE     INTEREST RATE        BONDS OR COMPONENTS
--------------------------------------------------------------------------------------------------------------------
                                                            Interest       Principal
--------------------------------------------------------------------------------------------------------------------
1-A-1                $    9,976,000              6.75%      A-1, A-5       A-1            November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-2                $   17,799,000              6.75%      A-2, A-5       A-2            November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-3                $   26,250,000              6.75%      A-3, A-5       A-3            November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-4                $   22,346,000              6.75%      A-4, A-5       A-4            November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-6                $   80,137,588              6.75%      A-6            A-6            November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-7                $   13,145,485              6.75%      A-7            A-7            November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-8                $    2,965,000              6.75%      A-8            A-8            November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-9                $   25,000,000              6.75%      A-9, A-10      A-9            November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-11               $    7,630,927              6.75%      A-11           A-11           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-12               $    4,750,000              6.75%      A-12           A-12           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-13               $  134,571,000              6.75%      A-13           A-13           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-14               $    1,801,000              6.50%      A-14           A-14           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-15               $    3,612,000              6.75%      A-15           A-15           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-16               $    1,801,000              7.00%      A-16           A-16           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-17               $    1,565,000              6.50%      A-17           A-17           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-18               $    9,148,000              6.75%      A-18           A-18           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-19               $    1,565,000              7.00%      A-19           A-19           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-20               $      500,000              6.75%      A-20           A-20           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-21               $   11,551,603              6.75%      A-21           A-21           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-22               $    3,850,535              6.75%      A-22           A-22           November 2028
--------------------------------------------------------------------------------------------------------------------
1-A-23               $   44,529,962              6.75%      A-23           A-23           November 2028
--------------------------------------------------------------------------------------------------------------------
1-X                  $            0              (1)        X              N/A            November 2028
--------------------------------------------------------------------------------------------------------------------
1-B-1                $    9,796,600              6.75%      B-1            B-1            November 2028
--------------------------------------------------------------------------------------------------------------------
1-B-2                $    4,453,000              6.75%      B-2            B-2            November 2028
--------------------------------------------------------------------------------------------------------------------
1-B-3                $    2,003,800              6.75%      B-3            B-3            November 2028
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

REMIC 1             INITIAL REMIC 1         REMIC 1                                       LATEST POSSIBLE
INTEREST OR         INTEREST OR           INTEREST OR                                     MATURITY DATE
REMIC 2             REMIC 2                 REMIC 2          CORRESPONDING CLASS OF       (PAYMENT DATE IN)
INTEREST            INTEREST BALANCE     INTEREST RATE        BONDS OR COMPONENTS
--------------------------------------------------------------------------------------------------------------------
                                                            Interest       Principal
--------------------------------------------------------------------------------------------------------------------
1-B-4                $    1,335,900              6.75%      B-4            B-4            November 2028
--------------------------------------------------------------------------------------------------------------------
1-B-5                $    1,113,300              6.75%      B-5            B-5            November 2028
--------------------------------------------------------------------------------------------------------------------
1-B-6                $    1,335,924              6.75%      B-6            B-6            November 2028
--------------------------------------------------------------------------------------------------------------------
1-P-1                $      765,900            N/A          N/A            P              November 2028
--------------------------------------------------------------------------------------------------------------------
1-R-3                $           50              6.75%      R-3            R-3            November 2028
--------------------------------------------------------------------------------------------------------------------
2-A-1                $   90,563,200              6.25%      II-A-1         II-A-1         November 2013
--------------------------------------------------------------------------------------------------------------------
2-P                  $       53,589            N/A          N/A            II-P           November 2013
--------------------------------------------------------------------------------------------------------------------
2-B-1                $    1,588,800              6.25%      II-B-1         II-B-1         November 2013
--------------------------------------------------------------------------------------------------------------------
2-B-2                $      373,800              6.25%      II-B-2         II-B-2         November 2013
--------------------------------------------------------------------------------------------------------------------
2-B-3                $      187,000              6.25%      II-B-3         II-B-3         November 2013
--------------------------------------------------------------------------------------------------------------------
2-B-4                $      327,100              6.25%      II-B-4         II-B-4         November 2013
--------------------------------------------------------------------------------------------------------------------
2-B-5                $      140,200              6.25%      II-B-5         II-B-5         November 2013
--------------------------------------------------------------------------------------------------------------------
2-B-6                $      186,936              6.25%      II-B-6         II-B-6         November 2013
--------------------------------------------------------------------------------------------------------------------
2-X-1                $            0              (1)        II-X-1         N/A            November 2013
--------------------------------------------------------------------------------------------------------------------
2-X-2                $            0              (1)        II-X-2         N/A            November 2013
--------------------------------------------------------------------------------------------------------------------
2-P-2                $       39,027            N/A          N/A            P              November 2013
--------------------------------------------------------------------------------------------------------------------

(1) The 1-X REMIC 2, 2-X-1 REMIC 2 and 2-X-2 REMIC 2 Interests will bear interest on their respective notional balances at variable rates equal, in the case of the Class 1-X REMIC 2 Interests, to the weighted average of the excess, if any, of (a) the Net Rates on each Group 1 Non-Discount Mortgage Loan over (b) 6.75% per annum; in the case of the Class 2-X-1 REMIC 2 Interests, to the weighted average of the excess, if any, of (a) the Net Rates on each Sub-Group 2A Non-Discount Mortgage Loan over (b) 6.25% per annum; and in the case of the Class 2-X-2 REMIC 2 Interests, to the weighted average of the excess, if any, of the (a) the Net Rates on each Sub-Group 2B Non-Discount Mortgage Loan over (b) 6.25% per annum. The notional balances of 1-X REMIC 2, 2-X-1 REMIC 2 and 2-X-2 REMIC 2 Interests shall equal to the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Mortgage Loan Group 1, the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Sub-Group 2A and the aggregate Scheduled Principal Balances of the Non-Discount Mortgage Loans in Sub-Group 2B, respectively.

SECTION 19. Form of Series 1998-2 Bonds; Matters Relating to Book Entry Bonds.

         (a) The Series 1998-2 Bonds shall be in the respective forms attached as Exhibits hereto. If the Series 1998-2 Bonds are listed on any stock exchange at any time after the Closing Date, then the Issuer shall, if required as a condition to such listing, prepare and deliver to the Trustee Series 1998-2 Bonds in substantially the same form as the Series 1998-2 Bonds issued on the Closing Date, but with such other additional features and such modifications, if any, as shall be deemed by the Issuer to be necessary or appropriate in order to comply with the requirements of such stock exchange for the listing of the Series 1998-2 Bonds on such exchange. Series 1998-2 Bonds in the form issued on the Closing Date shall thereafter be exchangeable for Series 1998-2 Bonds in such revised form to the same extent as temporary Bonds are exchangeable for definitive Bonds pursuant to Section 2.6 of the Indenture. The Issuer shall also include in the Series 1998-2 Bonds of any Class any information required to be set forth therein pursuant to the Code and applicable regulations thereunder.

         (b) The Clearing Agency, the Issuer and the Trustee have entered or will enter into the Letter Agreements. Each Class of Book Entry Bonds will be issued and registered in the form of a single typewritten bond certificate to be delivered to the Clearing Agency by the Issuer substantially in the respective forms for each such Class of Bonds attached as exhibits hereto. Such Bond certificates for each such Class of Bonds shall be initially registered on the Bond Register in the name of the nominee of such Clearing Agency and no Beneficial Owner will receive a certificate representing its interests in any Class of Book Entry Bonds except in the event that the Trustee issues Definitive Bonds, as provided in Section 2.14 of the Indenture.

         (c) Prior to Book Entry Termination, each Book-Entry Bond will remain registered in the name of the Clearing Agency or its nominee and at all times:
(i) registration of such Bonds may not be transferred by the Trustee or the Bond Registrar except to another Clearing Agency; (ii) ownership and transfers of registration of such Bonds on the books of the Clearing Agency shall be governed by applicable rules established by the Clearing Agency; (iii) the Clearing Agency may collect its usual and customary fees, charges and expenses from its Clearing Agency Participants; (iv) the Trustee shall deal with the Clearing Agency, Clearing Agency Participants and indirect participating firms as representatives of the Beneficial Owners of the Book Entry Bonds for purposes of exercising the rights of Holders under the Indenture, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and
(v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Clearing Agency with respect to its Clearing Agency Participants and furnished by the Clearing Agency Participants with respect to indirect participating firms and their direct or indirect Beneficial Owners.

         (d) After Book Entry Termination, Definitive Bonds shall, after execution and delivery of a supplemental indenture containing any provisions, which in the opinion of the Issuer are necessary for such purpose, be issued to the Beneficial Owners of Book Entry Bonds outstanding at the time of such Book Entry Termination and such Bonds shall no longer be "Book Entry Bonds."

SECTION 20. Supplements, Modifications and Ratifications of Indenture.

         (a) Any references in the Indenture to "the Trust Estate securing a Series as a REMIC" are hereby deemed to refer to "each Series REMIC as REMIC".

         (b) References to "Residual Interest Holders" in the Indenture are hereby deemed to refer to the Holders of the Class R-1, Class R-2 and Class R-3 Bonds with respect to the related Series REMIC.

         (c) For purposes of clause (y) of the first paragraph of Section 4.1 of the Indenture, the final distribution of assets in each Series REMIC after all Bonds have received all required principal and interest payments shall be made as follows: (i) in the case of an optional redemption pursuant to Section 16 of this Series 1998-2 Supplement with respect to the REMIC 1 or REMIC 2, to the purchaser of the Mortgage Loans of the related Mortgage Loan Group, and with respect to REMIC 3, to the Class R-3 Bonds and (ii) in all other cases to the Class R-1, Class R-2 and Class R-3 Bonds pursuant to this Series 1998-2 Supplement.

         (d) For purposes of Section 5. 8 of the Indenture, Clause Second (b), interest shall be paid to the twenty-fifth day before the date fixed for payment in Section 5.8 in the case of all Classes of Bonds other than the LIBOR Bonds and the Class P and Class II-P Bonds, and to the date fixed for payment in
Section 5.8 in the case of the LIBOR Bonds.

         (e) For purposes of Section 5.8 of the Indenture, Clause Fifth, subclause (ii), the remaining assets included in each Series REMIC shall be paid to the Class R-1, Class R-2 and Class R-3 Bonds to the extent such assets remain in the REMIC 1, REMIC 2 or REMIC 3, respectively.

         (f) For purposes of Section 8.2(d) of the Indenture, assets released from the Indenture pursuant to such Section and payable to the Residual Interest shall be paid to the Class R-1, Class R-2 and Class R-3 Bonds to the extent such assets remain in the REMIC 1, REMIC 2 or REMIC 3, respectively.

         (g) Section 1.1 of the Indenture is hereby amended to restate subsection (x) of the definition of "Eligible Investments" as follows:

             (x) any other demand, money market or time deposit obligation, security or investment which is acceptable to each of the Rating Agencies as confirmed in writing by each such Rating Agency.

         (h) The Indenture as modified and supplemented by this Series 1998-2 Supplement with respect to the Series 1998-2 Bonds (but which modification and supplement shall not apply to any other Series of Bonds unless otherwise specified in the related Series Supplement) is in all respects ratified and confirmed, and the Indenture as so modified and supplemented by this Series 1998-2 Supplement shall be read, taken and construed as one and the same instrument.

         (i) Any references in the Indenture to "Administrator" are hereby deemed to refer to the Master Servicer under the Pooling and Servicing Agreement. Any references to the "Pooling and

Administration Agreement" in the Indenture are hereby deemed to refer to the "Pooling and Servicing Agreement." The following definitions in Section 1.1 of the Indenture shall not be applicable to the Series 1998-2 Bonds: "Bankruptcy Coverage Termination Date", "Bankruptcy Loss", "Bankruptcy Loss Amount", "Business Day", "Conventional Certificate Prepayment Reserve Amount", "Cross-over Date", "Debt Service Reduction", "Deficient Valuation", "Excess Bankruptcy Loss", "Excess Fraud Loss", "Excess Special Hazard Loss", "Expense Reserve Amount", "Fraud Loss", "Fraud Loss Amount", "Fraud Loss Coverage Termination Date", "Manager", "Net Interest Shortfall", "Net Liquidation Proceeds", "Realized Losses", "Reinvestment Income", "Remittance Date", "Reserve Interest Rate", "Special Hazard Loss", "Special Hazard Loss Amount", "Special Hazard Coverage Termination Date", and "Variable Rate Bond Redemption Price". Under Section 2.3 of the Indenture, the Bond Administrator shall determine the interest applicable to each Class of Variable Rate Bonds instead of the Trustee. In Section 3.3 of the Indenture the last sentence shall be amended to read as follows "The Trustee may adopt and employ any reasonable means of notification of such repayment (including but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such holder)." Section 6.7 of the Indenture shall be completely restated as follows "The Trustee shall be compensated and reimbursed for its expenses pursuant to the provisions of the Pooling and Servicing Agreement." Section 8.9 of the Indenture shall not apply.

         (j) For purposes of determining whether an "Event of Default" under the Indenture has occurred, the Stated Maturity Date of each Class of Bonds shall be deemed to be the Payment Date occurring in November 2028.

         (k) In lieu of delivering reports to Bondholders pursuant to Section
8.7 of the Indenture, the Trustee shall deliver the reports pursuant to Section 10(f) hereof.

SECTION 21. Certain Matters Regarding Registration of Transfer and Exchange of
            Bonds.

         (a) Subject to Section 19(b) and upon the satisfaction of the applicable conditions set forth below, upon surrender for registration of transfer of any Bond at any office or agency of the Trustee maintained for such purpose, the Trustee shall sign, countersign and shall deliver, in the name of the designated transferee or transferees, a new Bond of a like Class and aggregate Current Principal Balance or Class Notional Balance, as applicable, but bearing a different number.

         (b) By acceptance of a Restricted Bond, the Holder of such Restricted Bond acknowledges the restrictions on the transfer of such Bond set forth in the applicable legends on the face thereof and agrees that it will transfer such Bond only as provided herein. Section 2.15(b) of the Indenture shall not apply with respect to transfers of Restricted Bonds. The following restrictions shall apply with respect to the transfer and registration of transfer of each Restricted Bond:

            (i) In the event that a transfer of a Restricted Bond is to be made to an Institutional Accredited Investor under this Section 22(b)(i),
         (A) the Issuer may direct the Trustee to require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Issuer that such transfer shall be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and applicable state securities laws or is being made pursuant to such Securities Act and applicable state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or the Issuer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit C-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit C-2 hereto, each acceptable to and in form and substance satisfactory to the Issuer and the Trustee certifying to the Issuer and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee or the Issuer. Any Holder of a Restricted Bond desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

                  (ii) Transfers of Restricted Bonds may be made to a QIB in accordance with this Section 22(b)(ii) if the prospective transferee of such Restricted Bond provides the Trustee and the Issuer with a Rule 144A Certificate, which certificate shall not be an expense of the Trustee or the Issuer. No transfer of any Restricted Bonds may be made pursuant to this Section 22(b)(ii) by the Issuer. Any Holder of a Restricted Bond desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Issuer against any liability that may result if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

         (c) For purposes of this Series Supplement (i) the references in the Indenture to Exhibit D of this Series 1998-2 Supplement shall, for purposes of this Series Supplement, instead be to Exhibit C-1 in the case of a transfer of an ERISA Restricted Bond that is a Restricted Bond to an Institutional Accredited Investor, Exhibit C-3 in the case of a transfer of an ERISA Restricted Bond that is a Restricted Bond to a QIB, or Exhibit C-4 in the case of a transfer of a Class II-X-2 Bond and (ii) the opinion referred to in clause
(B) of the first sentence of Section 2.15(c) shall be deemed to be a reference to a Benefit Plan Opinion.

         (d) Section 2.15(c) of the Indenture shall not apply with respect to any transfer of an ERISA Restricted Bond to the Clearing Agency or its nominee. Any Person acquiring a beneficial interest in a Book Entry Bond which is an ERISA Restricted Bond, by acquisition of such beneficial interest, unless such Person provides to the Trustee a Benefit Plan Opinion, shall be deemed to have represented to the Issuer, the Master Servicer, each Sub-Servicer, the Certificate Trustee, the Trustee and the Initial Purchaser that such Person is not a Plan, a Person acting on behalf of a Plan or a Person using the assets of a Plan (each, a "PLAN INVESTOR") and shall be deemed to have agreed to indemnify and hold the Issuer, the Master Servicer, each Sub-Servicer, the Certificate Trustee, the Trustee and the Initial Purchaser harmless against any losses, liabilities or expenses resulting from the breach of such representation.

SECTION 22. Rule 144A Information.

         For so long as any Other Subordinate Bonds Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act, (1) the Issuer will provide or cause to be provided to any holder of such Bonds and any prospective purchaser thereof designated by such a holder, upon the request of such holder or prospective purchaser, the information required to be provided to such holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Issuer shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Bonds conducted in accordance with Rule 144A.

SECTION 23. Counterparts.

         This Series 1998-2 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 24. GOVERNING LAW.

         AS PROVIDED IN SECTION 11.13 OF THE INDENTURE, THIS SERIES SUPPLEMENT AND EACH SERIES 1998-2 BOND ISSUED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

SECTION 25. Notices.

         (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or by telecopy or mailed by registered mail, postage prepaid, to (a) in the case of the Issuer, 2711 North Haskell Avenue, Suite 1000, Dallas, Texas 75204,
Attention: Mr. Andy Jacobs, Telecopy No. (214) 874-2599, Confirmation No. (214) 874-2501, (b) in the case of the Trustee, at the Corporate Trust Office, and (c) in the case of the Bond Administrator, 11000 Broken Land Parkway, Columbia, Maryland 21044, Attention: CMC Securities Corporation III 1998-2, Telecopy No.
(410) 884-2363, Confirmation No. (410) 884-2360, or such other address or telecopy number as may hereafter be furnished by any of the parties hereto, in writing, to the other parties hereto. Unless otherwise specified herein, any notice required or permitted to be mailed to a Bondholder shall be given by registered mail, postage prepaid, at the address of such Holder as shown. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not the Bondholder receives such notice.

         (b) The Trustee shall as soon as practicable notify the Rating Agencies in writing of the following circumstances:

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

             (i)   any amendment to the Indenture or this supplement pursuant to
                   Section 9.1 or 9.2 of the Indenture, in which case the Trustee shall accompany such notice with a copy of the executed supplemental indenture effecting such amendment;

             (ii) the occurrence of an Event of Default and the action, if any, taken as a consequence thereof;

             (iii) the resignation or removal of the Trustee and the appointment of any successor Trustee;

             (iv)  the final Payment Date on the Bonds; and

             (v)   each Payment Date Statement.

The Issuer shall, as soon as practicable, notify the Rating Agencies of the appointment of any successor Trustee pursuant to Section 6.10 of the Indenture in the event that the resigning or removed Trustee is unable so to do. All notices to the Rating Agencies under this Section 24 shall be deemed to have been duly given if mailed by registered mail, postage prepaid, or express courier service, to (a) in the case of Moody's, Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: MBS Monitoring Department and (b) in the case of Fitch, Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention: Structured Finance - Residential Mortgage. Failure to give any notice as required by this clause (b) of Section 24 shall not constitute a breach hereof by any party hereto.

SECTION 26. Certain Matters Relating to Retail Bonds.

         (a) On or before the Closing Date, the Issuer shall (i) establish with the Trustee a non-interest bearing trust account with respect to each Class of Retail Bonds (each, a "RETAIL ROUNDING ACCOUNT") and (ii) deposit or cause to be deposited in each Retail Rounding Account the amount of $1,000.00. Amounts held in the Retail Rounding Accounts shall not be invested in any investment which produces income. On the first Payment Date when principal payments are to be made on a Class of Retail Bonds, the Indenture Trustee shall withdraw from the Retail Rounding Account for such Class any funds needed to round the principal payment for such Class upward to the next multiple of $1,000 and shall pay the rounded amount on such Class. On the next Payment Date when principal payments will be made on such Class of Retail Bonds, the Indenture Trustee shall apply the principal payment for such class first to repay any amount withdrawn for that Class from the applicable Retail Rounding Account on the previous Payment Date; then the Indenture Trustee shall round the remainder of such principal payment for such class upward to the next multiple of $1,000, by making another withdrawal from the applicable Retail Rounding Account, and the Indenture Trustee shall pay this amount to such Class. This process shall continue on subsequent Payment Dates until such Class of Retail Bonds has been retired.

         (b) Any Beneficial Owner of Retail Bond Units may request that any or all of such Retail Bond Units be paid in full on the earliest possible Payment Date (any such request a "REQUEST FOR PAYMENT"). The Beneficial Owner must submit any Request for Payment to his or her broker or other financial intermediary, which must in turn make the request in writing to the Clearing Agency. The Clearing Agency shall date and time stamp all such Requests for Payment in accordance with its established procedures and forward such Requests for Payment to the Trustee. The Trustee shall maintain a list of those Clearing Agency Participants representing Beneficial Owners that have furnished Requests for Payment, together with the order of receipt of such Requests for Payment and the amounts of such Requests for Payment. The Trustee shall also maintain a list of Deceased Owners of which the Trustee has received notice and shall require a death certificate as evidence of the holding of Retail Bond Units by a Deceased Holder (it being understood that all death certificates received by the Trustee with respect to requests for redemption shall be presumed to be legally valid and further that the Trustee not be under any duty, express or implied, to determine independently the occurrence of the death of Deceased Owners but may rely conclusively upon documentation delivered to it pursuant to this paragraph). Beneficial Owners of each Class of Retail Bonds may obtain information regarding the number of Retail Bond Units of the applicable Class of which Requests for Payment have been made and the status of their own Requests for Payment by writing the Trustee at the Corporate Trust Office.

         (c) A Beneficial Owner may withdraw a Request for Payment by notifying his or her broker or other financial intermediary, which must in turn forward the notice of withdrawal (any such notice, a "NOTICE OF WITHDRAWAL") in writing to the Trustee. Any Request for Payment shall be deemed withdrawn when the Trustee receives notice of the Beneficial Owner's transfer of the related Retail Bond Units.

         (d) In determining the Requests for Payment to be honored on any Payment Date, the Trustee shall follow the order of the time-stamped Requests for Payment received by the Trustee from the Clearing Agency, subject to the priorities set forth below (it being understood that the Trustee may rely conclusively and be fully protected in relying upon the authenticity of such Requests for Payment and that the Trustee shall not be liable for any delay n delivery of Requests for Payment by the Clearing Agency or any Clearing Agency Participant). In order for a Request for Payment or a Notice of Withdrawal to be effective for any Payment Date, it must be received by the Clearing Agency (in the case of a Request for Payment) or the Trustee (in the case of a Notice of Withdrawal) by the last business day of the preceding calendar month. Once effective, a Request for Payment shall remain effective for all Payment Dates unless it is withdrawn by an effective Notice of Withdrawal.

         (e) The Trustee shall honor Requests for Payment on each Payment Date in accordance with the procedures set forth below. The Trustee shall notify the Clearing Agency and the appropriate Clearing Agency Participants which of the Requests for Payment should be honored on each Payment Date. The decisions of the Trustee and Persons concerning such matters, and any related rules and procedures they establish, shall be binding on all affected Persons.

            (i) For each Payment Date, priority of payment on each Class of
                Retail Bonds shall be given to Beneficial Owners of that Class for whom Requests for Payment are in effect. The Clearing Agency shall honor Requests for Payment for each Class of Retail Bonds in the following order of priority:

                                            First, the Clearing Agency shall
                                    honor requests submitted on behalf of
                                    Deceased Owners of such Class of Retail
                                    Bonds in the order of their receipt by the Clearing Agency, until such requests have been honored in an amount up to $100,000 for each requesting Deceased Owner of such Class; and

                                            Second, the Clearing Agency will
                                    honor Requests for Payment submitted on
                                    behalf of Living Owners of such Class of Retail Bonds in the order of priority established by the random lot procedures of the Trustee, until such Requests for Payment have been honored in an amount up to $10,000 for each requesting Living Owner of that Class.

                           Thereafter, the Clearing Agency shall honor Requests for Payment submitted on behalf of each Deceased Owner as provided in step First up to a second $100,000, and Requests for Payment submitted on behalf of each Living Owner as provided in step Second up to a second $10,000. Such sequences of priorities shall be repeated until all Requests for Payment have been honored.

                  (ii) If the amount of principal available for payment on a Class of Retail Bonds on a given Payment Date is insufficient to honor all Requests for Payment for such Class, such Requests for Payment shall be honored on succeeding Payment Dates as principal becomes payable with respect to such Class. In the case of Requests for Payment on behalf of Living Owners, the Trustee shall establish a new order of priority for each Payment Date by random lot. Such order of priority shall apply both to previously unsatisfied Requests for Payment and to newly submitted Requests for Payment. A Request for Payment submitted on behalf of a Living Owner who later dies shall become entitled to the priority of a newly submitted Request for Payment on behalf of a Deceased Owner. Such priority will be effective for each subsequent Payment Date, if the Clearing Agency has received appropriate evidence of death and any requested tax waivers by the last business day of the preceding calendar month.

                  (iii) If the amount of principal payable with respect to a Class of Retail Bonds on a given Payment Date exceeds the amount needed to honor all Requests for Payment with respect to such Class (A) the Trustee shall notify the Clearing Agency of the amount of such excess prior to the third Business Day preceding such Payment Date to the extent possible, but in no event later than the 23rd calendar day of the month of such Payment Date and (B) the Clearing Agency shall determine which Retail Bond Units of such Class shall be paid, using its established random lot procedures. Each Clearing Agency Participant receiving such payments, and each financial intermediary in the chain to the Beneficial Owners, shall remit payments to their customers according to their own procedures, which may or may not be by random lot. A Clearing Agency Participant or financial intermediary may decide to allot

                           Retail Bond principal payments to certain customers (which could include such Clearing Agency Participant or intermediary) without allotting payments to others.

                  (iv) After the Group I Cross-Over Date, if any, payments on each Class of Retail Bonds will be made pro rata, without regard to the priorities described above.

         (f) The following rules shall apply to determine beneficial ownership in the case of Deceased Owners:

                  (i) Retail Bond Units beneficially owned by tenants by the entirety, joint tenants or tenants in common shall be regarded as beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of the Beneficial Owner, and the Retail Bond Units beneficially owned shall become eligible for the principal payment priority set forth above.

                  (ii) Retail Bond Units beneficially owned by a trust shall be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be Beneficial Owners of more Retail Bond Units than are owned by the Trust). The death of a beneficiary of a trust shall be deemed the death of a Beneficial Owner of the Retail Bond Units beneficially owned by the trust to the extent of that beneficiary's interest in the trust.

                  (iii) The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust shall be deemed the death of the beneficiary of the trust.

                  (iv) The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in a Retail Bond Unit shall be deemed the death of the Beneficial Owner of that Retail Bond Unit, regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed exist in many cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of a Retail Bond Unit, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on a Retail Bond Unit.

         (g) To the extent that the Letter of Representations with respect to the Retail Bonds provides that the Issuer or the "Agent" shall provide certain information to or comply with certain procedures required by the Clearing Agency under said Letter, the Trustee (as "Agent") shall provide such information or perform such functions unless the Issuer and Trustee shall agree otherwise.

SECTION 27. Indenture Trustee Same Person as Certificate Trustee.

         Notwithstanding anything herein to the contrary, the Indenture Trustee shall at all times be the same Person as the Certificate Trustee.

         IN WITNESS WHEREOF, the Issuer, the Trustee and the Bond Administrator have caused this Series 1998-2 Supplement to be duly executed by their respective officers thereunto duly authorized and duly attested in the case of the Issuer to be hereunto affixed all as of the day and year first above written.

                                       CMC SECURITIES CORPORATION III



                                       By: /s/ WADE WALKER
                                          -----------------------------------
                                       Name:    Wade Walker
                                       Title:   Vice President - Asset and
                                                Liability Management



Attest:  /s/ DAVID BARBOUR
       --------------------------
Name:    David Barbour
Title:   Assistant Secretary



                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee



                                       By: /s/ RICK TARNAS
                                          -----------------------------------
                                       Name:  Rick Tarnas
                                       Title: Vice President


                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as Bond Administrator



                                       By: /s/ PETER J. MASTERMAN
                                          -----------------------------------
                                       Name:    Peter J. Masterman
                                       Title:   Vice President

STATE OF TEXAS     )
                   )       :ss.:
COUNTY OF DALLAS   )


         On the 30th day of September, 1998, before me personally came WADE WALKER, to me known, who, being by me duly sworn, did depose and say that he resides in Dallas, Texas; that he is the Vice President--Asset and Liability Management of CMC SECURITIES CORPORATION III, the corporation that executed the above instrument as Issuer; and that he signed his name thereto by order of the Board of Directors of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARY SEAL]


                                       /s/ CHRIS T. KRECEK
                                       --------------------------------------
                                                   Notary Public















Series Supplement - Notary Page

STATE OF TEXAS       )
                     )        :ss.:
COUNTY OF DALLAS     )

         On the 30th day of September, 1998, before me personally came Rick Tarnas, to me known, who, being by me duly sworn did depose and say that he resides in Highland Park, Illinois; that he is Vice President of THE FIRST NATIONAL BANK OF CHICAGO, the national bank described in and that executed the above instrument as Trustee; and that he/she signed his/her name thereto by order of the Board of Directors of said national bank.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARY SEAL]


                                       /s/ CHRIS T. KRECEK
                                       --------------------------------------
                                                   Notary Public















Series Supplement - Notary Page

STATE OF TEXAS      )
                    )  :ss.:
COUNTY OF DALLAS    )


         On the 30th day of September, 1998, before me personally came Peter J. Masterman, to me known, who, being by me duly sworn did depose and say that he resides in Baltimore, Maryland; that he is Vice President of NORWEST BANK, MINNESOTA, NATIONAL ASSOCIATION, the national association described in and that executed the above instrument as Bond Administrator; and that he signed his name thereto by order of the Board of Directors of said national association.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



[NOTARY SEAL]


                                       /s/ CHRIS T. KRECEK
                                       --------------------------------------
                                                   Notary Public














Series Supplement - Notary Page

                                   SCHEDULE A

                            SCHEDULE OF CERTIFICATES

1.       CMC Securities Corporation III Mortgage Pass-Through
         Certificates Series 1998-2A

2.       CMC Securities Corporation III Mortgage Pass-Through
         Certificates Series 1998-2B

                                  APPENDIX A-1
                                PLANNED BALANCES

                  Class A-1         Class A-2         Class A-3         Class A-4         Class A-9
 PAYMENT DATE  Planned Balance   Planned Balance   Planned Balance   Planned Balance   Planned Balance
 ------------  ---------------   ---------------   ---------------   ---------------   ---------------
  Sep 1998     $  9,976,000.00   $ 17,799,000.00   $ 26,250,000.00   $ 22,346,000.00   $ 25,000,000.00
  Oct 1998        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     24,887,471.18
  Nov 1998        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     24,749,680.53
  Dec 1998        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     24,586,681.66
  Jan 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     24,398,531.51
  Feb 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     24,185,309.62
  Mar 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     23,947,118.11
  Apr 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     23,684,081.63
  May 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     23,396,347.37
  Jun 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     23,084,084.94
  Jul 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     22,747,486.29
  Aug 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     22,386,765.50
  Sep 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     22,002,158.65
  Oct 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     21,593,923.58
  Nov 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     21,162,339.65
  Dec 1999        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     20,707,707.43
  Jan 2000        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     20,230,348.42
  Feb 2000        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     19,730,604.66
  Mar 2000        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     19,208,838.40
  Apr 2000        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     18,665,431.62
  May 2000        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     18,100,785.64
  Jun 2000        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     17,515,320.62
  Jul 2000        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     16,909,475.07
  Aug 2000        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     16,283,705.30
  Sep 2000        9,976,000.00     17,799,000.00     26,250,000.00     22,346,000.00     15,638,484.86
  Oct 2000        8,531,917.97     17,799,000.00     26,250,000.00     22,346,000.00     15,474,373.93
  Nov 2000        7,040,983.01     17,799,000.00     26,250,000.00     22,346,000.00     15,308,033.47
  Dec 2000        5,509,483.18     17,799,000.00     26,250,000.00     22,346,000.00     15,137,807.65
  Jan 2001        3,938,265.41     17,799,000.00     26,250,000.00     22,346,000.00     14,963,939.60
  Feb 2001        2,328,200.37     17,799,000.00     26,250,000.00     22,346,000.00     14,786,678.28
  Mar 2001          728,761.08     17,799,000.00     26,250,000.00     22,346,000.00     14,612,762.71
  Apr 2001                0.00     16,938,879.49     26,250,000.00     22,346,000.00     14,442,151.51
  May 2001                0.00     15,360,488.01     26,250,000.00     22,346,000.00     14,274,803.72
  Jun 2001                0.00     13,792,519.48     26,250,000.00     22,346,000.00     14,110,678.84
  Jul 2001                0.00     12,234,907.19     26,250,000.00     22,346,000.00     13,949,736.80
  Aug 2001                0.00     10,687,584.85     26,250,000.00     22,346,000.00     13,791,937.97
  Sep 2001                0.00      9,150,486.62     26,250,000.00     22,346,000.00     13,637,243.14
  Oct 2001                0.00      7,623,547.09     26,250,000.00     22,346,000.00     13,485,613.53

                  Class A-1         Class A-2         Class A-3         Class A-4         Class A-9
PAYMENT DATE   Planned Balance   Planned Balance   Planned Balance   Planned Balance   Planned Balance
------------   ---------------   ---------------   ---------------   ---------------   ---------------
  Nov 2001     $          0.00   $  6,106,701.27   $ 26,250,000.00   $ 22,346,000.00   $ 13,337,010.78
  Dec 2001                0.00      4,599,884.60     26,250,000.00     22,346,000.00     13,191,396.95
  Jan 2002                0.00      3,103,032.95     26,250,000.00     22,346,000.00     13,048,734.51
  Feb 2002                0.00      1,616,082.60     26,250,000.00     22,346,000.00     12,908,986.35
  Mar 2002                0.00        138,970.25     26,250,000.00     22,346,000.00     12,772,115.74
  Apr 2002                0.00              0.00     25,532,458.78     21,735,174.24     12,638,086.36
  May 2002                0.00              0.00     24,745,096.75     21,064,911.69     12,506,862.31
  Jun 2002                0.00              0.00     23,962,947.67     20,399,086.80     12,378,408.03
  Jul 2002                0.00              0.00     23,185,978.22     19,737,671.21     12,252,688.41
  Aug 2002                0.00              0.00     22,414,155.32     19,080,636.75     12,129,668.67
  Sep 2002                0.00              0.00     21,647,446.12     18,427,955.46     12,009,314.44
  Oct 2002                0.00              0.00     20,885,817.94     17,779,599.52     11,891,591.72
  Nov 2002                0.00              0.00     20,129,238.36     17,135,541.34     11,776,466.87
  Dec 2002                0.00              0.00     19,377,675.16     16,495,753.48     11,663,906.65
  Jan 2003                0.00              0.00     18,631,096.33     15,860,208.70     11,553,878.14
  Feb 2003                0.00              0.00     17,889,470.05     15,228,879.91     11,446,348.82
  Mar 2003                0.00              0.00     17,152,764.74     14,601,740.22     11,341,286.51
  Apr 2003                0.00              0.00     16,420,949.01     13,978,762.91     11,238,659.38
  May 2003                0.00              0.00     15,693,991.69     13,359,921.45     11,138,435.96
  Jun 2003                0.00              0.00     14,971,861.79     12,745,189.46     11,040,585.13
  Jul 2003                0.00              0.00     14,254,528.55     12,134,540.75     10,945,076.09
  Aug 2003                0.00              0.00     13,541,961.41     11,527,949.31     10,851,878.40
  Sep 2003                0.00              0.00     12,834,129.99     10,925,389.28     10,760,961.94
  Oct 2003                0.00              0.00     12,172,481.86     10,362,143.98     10,682,215.74
  Nov 2003                0.00              0.00     11,515,426.30      9,802,808.23     10,605,632.88
  Dec 2003                0.00              0.00     10,862,933.66      9,247,356.78     10,531,184.36
  Jan 2004                0.00              0.00     10,214,974.44      8,695,764.52     10,458,841.52
  Feb 2004                0.00              0.00      9,571,519.36      8,148,006.53     10,388,576.01
  Mar 2004                0.00              0.00      8,932,539.33      7,604,058.04     10,320,359.79
  Apr 2004                0.00              0.00      8,298,005.43      7,063,894.44     10,254,165.16
  May 2004                0.00              0.00      7,671,024.88      6,530,160.83     10,187,954.32
  Jun 2004                0.00              0.00      7,066,533.84      6,015,572.00     10,112,106.64
  Jul 2004                0.00              0.00      6,483,826.14      5,519,526.81     10,027,029.88
  Aug 2004                0.00              0.00      5,922,216.94      5,041,442.27      9,933,118.49
  Sep 2004                0.00              0.00      5,381,042.09      4,580,753.01      9,830,754.13
  Oct 2004                0.00              0.00      4,910,661.63      4,180,329.32      9,699,384.97
  Nov 2004                0.00              0.00      4,458,342.58      3,795,280.88      9,560,913.01
  Dec 2004                0.00              0.00      4,023,496.70      3,425,106.94      9,415,672.77
  Jan 2005                0.00              0.00      3,605,553.90      3,069,322.19      9,263,987.58
  Feb 2005                0.00              0.00      3,203,961.59      2,727,456.22      9,106,169.90
  Mar 2005                0.00              0.00      2,818,184.27      2,399,053.17      8,942,521.64
  Apr 2005                0.00              0.00      2,447,702.93      2,083,671.23      8,773,334.53
  May 2005                0.00              0.00      2,092,014.60      1,780,882.22      8,598,890.40
  Jun 2005                0.00              0.00      1,750,631,81      1,490,271.18      8,419,461.53
  Jul 2005                0.00              0.00      1,423,082.22      1,211,436.01      8,237,106.83

                    Class A-1         Class A-2         Class A-3         Class A-4         Class A-9
 PAYMENT DATE    Planned Balance   Planned Balance   Planned Balance   Planned Balance   Planned Balance
--------------   ---------------   ---------------   ---------------   ---------------   ---------------
   Aug 2005      $          0.00   $          0.00   $  1,108,908.06   $    943,987.03   $  8,053,027.82
   Sep 2005                 0.00              0.00        807,665.76        687,546.63      7,867,399.85
   Oct 2005                 0.00              0.00        606,914.27        516,651.67      7,657,458.73
   Nov 2005                 0.00              0.00        415,535.45        353,735.44      7,447,493.63
   Dec 2005                 0.00              0.00        233,187.74        198,507.17      7,237,625.63
   Jan 2006                 0.00              0.00         59,540.86         50,685.72      7,027,970.14
   Feb 2006                 0.00              0.00              0.00              0.00      6,750,859.48
   Mar 2006                 0.00              0.00              0.00              0.00      6,441,180.78
   Apr 2006                 0.00              0.00              0.00              0.00      6,137,012.45
   May 2006                 0.00              0.00              0.00              0.00      5,838,264.07
   Jun 2006                 0.00              0.00              0.00              0.00      5,544,846.64
   Jul 2006                 0.00              0.00              0.00              0.00      5,256,672.56
   Aug 2006                 0.00              0.00              0.00              0.00      4,973,655.62
   Sep 2006                 0.00              0.00              0.00              0.00      4,695,710.95
   Oct 2006                 0.00              0.00              0.00              0.00      4,452,608.22
   Nov 2006                 0.00              0.00              0.00              0.00      4,213,732.32
   Dec 2006                 0.00              0.00              0.00              0.00      3,979,013.33
   Jan 2007                 0.00              0.00              0.00              0.00      3,748,382.47
   Feb 2007                 0.00              0.00              0.00              0.00      3,521,772.07
   Mar 2007                 0.00              0.00              0.00              0.00      3,299,115.52
   Apr 2007                 0.00              0.00              0.00              0.00      3,080,347.31
   May 2007                 0.00              0.00              0.00              0.00      2,865,402.96
   Jun 2007                 0.00              0.00              0.00              0.00      2,654,219.03
   Jul 2007                 0.00              0.00              0.00              0.00      2,446,733.09
   Aug 2007                 0.00              0.00              0.00              0.00      2,242,883.72
   Sep 2007                 0.00              0.00              0.00              0.00      2,042,610.50
   Oct 2007                 0.00              0.00              0.00              0.00      1,871,444.52
   Nov 2007                 0.00              0.00              0.00              0.00      1,702,984.34
   Dec 2007                 0.00              0.00              0.00              0.00      1,537,188.26
   Jan 2008                 0.00              0.00              0.00              0.00      1,374,015.21
   Feb 2008                 0.00              0.00              0.00              0.00      1,213,424.72
   Mar 2008                 0.00              0.00              0.00              0.00      1,055,376.98
   Apr 2008                 0.00              0.00              0.00              0.00        899,832.76
   May 2008                 0.00              0.00              0.00              0.00        746,753.41
   Jun 2008                 0.00              0.00              0.00              0.00        596,100.89
   Jul 2008                 0.00              0.00              0.00              0.00        447,837.75
   Aug 2008                 0.00              0.00              0.00              0.00        301,927.08
   Sep 2008                 0.00              0.00              0.00              0.00        158,332.56
   Oct 2008                 0.00              0.00              0.00              0.00         17,018.39
   Nov 2008
   and thereafter           0.00              0.00              0.00              0.00              0.00

                                  APPENDIX A-2
                                TARGETED BALANCES


                                               COMPONENT A-6-2                                        CLASS A-11
       PAYMENT DATE                            TARGETED BALANCE                                    TARGETED BALANCE
       ------------                           ------------------                                  ------------------
         Sep 1998                             $    29,433,573.00                                  $     7,630,927.00
         Oct 1998                                  29,348,129.01                                        7,608,774.85
         Nov 1998                                  29,241,335.83                                        7,581,087.73
         Dec 1998                                  29,113,213.39                                        7,547,870.80
         Jan 1999                                  28,963,809.27                                        7,509,136.40
         Feb 1999                                  28,793,205.65                                        7,464,905.82
         Mar 1999                                  28,601,519.37                                        7,415,209.37
         Apr 1999                                  28,388,902.06                                        7,360,086.36
         May 1999                                  28,155,540.05                                        7,299,585.09
         Jun 1999                                  27,901,654.23                                        7,233,762.83
         Jul 1999                                  27,627,499.85                                        7,162,685.76
         Aug 1999                                  27,333,366.25                                        7,086,428.89
         Sep 1999                                  27,019,576.42                                        7,005,075.96
         Oct 1999                                  26,686,486.59                                        6,918,719.33
         Nov 1999                                  26,334,485.61                                        6,827,459.81
         Dec 1999                                  25,963,994.35                                        6,731,406.51
         Jan 2000                                  25,575,464.97                                        6,630,676.66
         Feb 2000                                  25,169,380.11                                        6,525,395.39
         Mar 2000                                  24,746,251.98                                        6,415,695.49
         Apr 2000                                  24,306,621.44                                        6,301,717.20
         May 2000                                  23,851,056.93                                        6,183,607.88
         Jun 2000                                  23,380,153.33                                        6,061,521.75
         Jul 2000                                  22,894,530.80                                        5,935,619.60
         Aug 2000                                  22,394,833.52                                        5,806,068.44
         Sep 2000                                  21,881,728.34                                        5,673,041.16
         Oct 2000                                  21,532,174.57                                        5,582,416.10
         Nov 2000                                  21,176,328.17                                        5,490,159.61
         Dec 2000                                  20,814,147.96                                        5,396,261.02
         Jan 2001                                  20,446,273.73                                        5,300,886.21
         Feb 2001                                  20,073,357.57                                        5,204,204.24
         Mar 2001                                  19,709,218.82                                        5,109,797.89
         Apr 2001                                  19,353,700.63                                        5,017,626.50
         May 2001                                  19,006,648.61                                        4,927,650.04
         Jun 2001                                  18,667,910.69                                        4,839,829.09
         Jul 2001                                  18,337,337.16                                        4,754,124.84

                                              COMPONENT A-6-2                                        CLASS A-11
       PAYMENT DATE                           TARGETED BALANCE                                    TARGETED BALANCE
       ------------                          -------------------                                 -------------------
         Aug 2001                            $     18,014,780.60                                 $      4,670,499.05
         Sep 2001                                  17,700,095.84                                        4,588,914.11
         Oct 2001                                  17,393,139.95                                        4,509,332.94
         Nov 2001                                  17,093,772.20                                        4,431,719.08
         Dec 2001                                  16,801,854.04                                        4,356,036.59
         Jan 2002                                  16,517,249.01                                        4,282,250.09
         Feb 2002                                  16,239,822.78                                        4,210,324.77
         Mar 2002                                  15,969,443.10                                        4,140,226.33
         Apr 2002                                  15,705,979.75                                        4,071,921.02
         May 2002                                  15,449,304.52                                        4,005,375.58
         Jun 2002                                  15,199,291.19                                        3,940,557.30
         Jul 2002                                  14,955,815.48                                        3,877,433.97
         Aug 2002                                  14,718,755.05                                        3,815,973.85
         Sep 2002                                  14,487,989.43                                        3,756,145.72
         Oct 2002                                  14,263,400.06                                        3,697,918.84
         Nov 2002                                  14,044,870.18                                        3,641,262.94
         Dec 2002                                  13,832,284.84                                        3,586,148.22
         Jan 2003                                  13,625,530.93                                        3,532,545.35
         Feb 2003                                  13,424,497.05                                        3,480,425.45
         Mar 2003                                  13,229,073.55                                        3,429,760.09
         Apr 2003                                  13,039,152.50                                        3,380,521.29
         May 2003                                  12,854,627.61                                        3,332,681.50
         Jun 2003                                  12,675,394.31                                        3,286,213.60
         Jul 2003                                  12,501,349.63                                        3,241,090.90
         Aug 2003                                  12,332,392.21                                        3,197,287.12
         Sep 2003                                  12,168,422.30                                        3,154,776.40
         Oct 2003                                  12,030,570.43                                        3,119,037.02
         Nov 2003                                  11,897,348.54                                        3,084,498.01
         Dec 2003                                  11,768,662.15                                        3,051,134.87
         Jan 2004                                  11,644,418.29                                        3,018,923.50
         Feb 2004                                  11,524,525.44                                        2,987,840.17
         Mar 2004                                  11,408,893.54                                        2,957,861.52
         Apr 2004                                  11,297,433.94                                        2,928,964.59
         May 2004                                  11,189,350.76                                        2,900,943.02
         Jun 2004                                  11,081,176.52                                        2,872,897.84
         Jul 2004                                  10,972,979.88                                        2,844,846.85
         Aug 2004                                  10,864,826.11                                        2,816,806.99
         Sep 2004                                  10,756,777.11                                        2,788,794.28
         Oct 2004                                  10,646,899.73                                        2,760,307.55
         Nov 2004                                  10,537,362.92                                        2,731,909.12
         Dec 2004                                  10,428,216.50                                        2,703,611.90
         Jan 2005                                  10,319,507.41                                        2,675,428.06
         Feb 2005                                  10,211,279.93                                        2,647,369.08

                                              COMPONENT A-6-2                                        CLASS A-11
      PAYMENT DATE                            TARGETED BALANCE                                    TARGETED BALANCE
      ------------                           -------------------                                 -------------------
         Mar 2005                            $     10,103,575.72                                 $      2,619,445.76
         Apr 2005                                   9,996,433.92                                        2,591,668.25
         May 2005                                   9,889,891.26                                        2,564,046.08
        June 2005                                   9,783,982.14                                        2,536,588.16
         Jul 2005                                   9,677,312.52                                        2,508,933.08
         Aug 2005                                   9,569,159.95                                        2,480,893.53
         Sep 2005                                   9,459,607.89                                        2,452,491.14
         Oct 2005                                   9,337,558.64                                        2,420,848.73
         Nov 2005                                   9,214,792.80                                        2,389,020.55
         Dec 2005                                   9,091,371.38                                        2,357,022.40
         Jan 2006                                   8,967,352.91                                        2,324,869.46
         Feb 2006                                   8,818,902.44                                        2,286,382.30
         Mar 2006                                   8,658,334.39                                        2,244,753.55
         Apr 2006                                   8,499,087.66                                        2,203,467.35
         May 2006                                   8,341,146.47                                        2,162,519.63
         Jun 2006                                   8,184,495.13                                        2,121,906.32
         Jul 2006                                   8,029,118.04                                        2,081,623.37
         Aug 2006                                   7,874,999.68                                        2,041,666.75
         Sep 2006                                   7,722,124.63                                        2,002,032.48
         Oct 2006                                   7,578,596.47                                        1,964,821.47
         Nov 2006                                   7,436,162.96                                        1,927,894.26
         Dec 2006                                   7,294,809.75                                        1,891,247.13
         Jan 2007                                   7,154,522.58                                        1,854,876.38
         Feb 2007                                   7,015,287.26                                        1,818,778.33
         Mar 2007                                   6,877,089.71                                        1,782,949.33
         Apr 2007                                   6,739,915.90                                        1,747,385.74
         May 2007                                   6,603,751.94                                        1,712,083.97
         Jun 2007                                   6,468,583.98                                        1,677,040.42
         Jul 2007                                   6,334,398.31                                        1,642,251.54
         Aug 2007                                   6,201,181.27                                        1,607,713.79
         Sep 2007                                   6,068,919.29                                        1,573,423.64
         Oct 2007                                   5,944,967.52                                        1,541,287.99
         Nov 2007                                   5,821,801.77                                        1,509,356.12
         Dec 2007                                   5,699,410.16                                        1,477,624.96
         Jan 2008                                   5,577,780.93                                        1,446,091.45
         Feb 2008                                   5,456,902.40                                        1,414,752.57
         Mar 2008                                   5,336,762.95                                        1,383,605.31
         Apr 2008                                   5,217,351.08                                        1,352,646.67
         May 2008                                   5,098,655.36                                        1,321,873.70
         Jun 2008                                   4,980,664.46                                        1,291,283.46
         Jul 2008                                   4,863,367.11                                        1,260,873.03
         Aug 2008                                   4,746,752.13                                        1,230,639.52
         Sep 2008                                   4,630,808.44                                        1,200,580.05

                                              COMPONENT A-6-2                                        CLASS A-11
      PAYMENT DATE                            TARGETED BALANCE                                    TARGETED BALANCE
      ------------                           -------------------                                 -------------------
         Oct 2008                            $      4,515,525.03                                 $      1,170,691.76
         Nov 2008                                   4,303,968.40                                        1,115,843.74
         Dec 2008                                   4,081,291.02                                        1,058,112.56
         Jan 2009                                   3,860,969.58                                        1,000,992.18
         Feb 2009                                   3,642,966.69                                          944,472.91
         Mar 2009                                   3,427,245.41                                          888,545.17
         Apr 2009                                   3,213,769.32                                          833,199.52
         May 2009                                   3,002,502.45                                          778,426.62
        June 2009                                   2,793,409.30                                          724,217.28
         Jul 2009                                   2,586,454.82                                          670,562.41
         Aug 2009                                   2,381,604.43                                          617,453.05
         Sep 2009                                   2,178,823.99                                          564,880.34
         Oct 2009                                   1,978,079.82                                          512,835.55
         Nov 2009                                   1,779,338.63                                          461,310.05
         Dec 2009                                   1,582,567.61                                          410,295.33
         Jan 2010                                   1,387,734.34                                          359,783.00
         Feb 2010                                   1,194,806.83                                          309,764.76
         Mar 2010                                   1,003,753.49                                          260,232.41
         Apr 2010                                     814,543.16                                          211,177.88
         May 2010                                     627,145.06                                          162,593.18
         Jun 2010                                     441,528.79                                          114,470.44
         Jul 2010                                     257,664.38                                           66,801.89
         Aug 2010                                      75,522.21                                           19,579.84
         Sep 2010
         and thereafter                                     0.00                                                0.00

                                   APPENDIX B
             250% SPA ADJUSTED GROUP 1 NON-PO MORTGAGE POOL BALANCES



     PAYMENT DATE   250% SPA Balance        PAYMENT DATE   250% SPA Balance     PAYMENT DATE    250% SPA Balance
     ------------   ----------------        ------------   ----------------     ------------    ----------------
       Oct 1998     $ 443,818,253.13          Sep 2001     $ 319,472,389.71        Aug 2004     $ 191,164,067.84
       Nov 1998       442,914,628.95          Oct 2001       314,861,133.22        Sep 2004       188,350,332.12
       Dec 1998       441,823,038.83          Nov 2001       310,314,217.96        Oct 2004       185,576,230.50
       Jan 1999       440,543,908.20          Dec 2001       305,830,761.39        Nov 2004       182,841,216.67
       Feb 1999       439,077,901.74          Jan 2002       301,409,892.96        Dec 2004       180,144,751.79
       Mar 1999       437,425,924.04          Feb 2002       297,050,753.98        Jan 2005       177,486,304.35
       Apr 1999       435,589,119.66          Mar 2002       292,752,497.39        Feb 2005       174,865,350.09
       May 1999       433,568,872.79          Apr 2002       288,514,287.69        Mar 2005       172,281,371.88
       Jun 1999       431,366,806.41          May 2002       284,335,300.72        Apr 2005       169,733,859.67
       Jul 1999       428,984,780.81          Jun 2002       280,214,723.53        May 2005       167,222,310.35
       Aug 1999       426,424,891.75          Jul 2002       276,151,754.23        Jun 2005       164,746,227.65
       Sep 1999       423,689,468.02          Aug 2002       272,145,601.83        Jul 2005       162,305,122.11
       Oct 1999       420,781,068.48          Sep 2002       268,195,486.11        Aug 2005       159,898,510.91
       Nov 1999       417,702,478.68          Oct 2002       264,300,637.44        Sep 2005       157,525,917.83
       Dec 1999       414,456,706.82          Nov 2002       260,460,296.68        Oct 2005       155,186,873.15
       Jan 2000       411,046,979.39          Dec 2002       256,673,715.02        Nov 2005       152,880,913.54
       Feb 2000       407,476,736.16          Jan 2003       252,940,153.83        Dec 2005       150,607,582.02
       Mar 2000       403,749,624.78          Feb 2003       249,258,884.52        Jan 2006       148,366,427.82
       Apr 2000       399,869,494.90          Mar 2003       245,629,188.43        Feb 2006       146,157,006.33
       May 2000       395,840,391.73          Apr 2003       242,050,356.67        Mar 2006       143,978,879.01
       Jun 2000       391,666,549.32          May 2003       238,521,690.00        Apr 2006       141,831,613.30
       Jul 2000       387,352,383.24          Jun 2003       235,042,498.71        May 2006       139,714,782.55
       Aug 2000       382,902,482.94          Jul 2003       231,612,102.45        Jun 2006       137,627,965.93
       Sep 2000       378,321,603.69          Aug 2003       228,229,830.16        Jul 2006       135,570,748.36
       Oct 2000       373,614,658.10          Sep 2003       224,895,019.89        Aug 2006       133,542,720.41
       Nov 2000       368,786,707.34          Oct 2003       221,607,018.72        Sep 2006       131,543,478.27
       Dec 2000       363,842,951.99          Nov 2003       218,365,182.62        Oct 2006       129,572,623.62
       Jan 2001       358,788,722.55          Dec 2003       215,168,876.31        Nov 2006       127,629,763.58
       Feb 2001       353,629,469.66          Jan 2004       212,017,473.19        Dec 2006       125,714,510.67
       Mar 2001       348,542,070.47          Feb 2004       208,910,355.16        Jan 2007       123,826,482.65
       Apr 2001       343,525,540.34          Mar 2004       205,846,912.57        Feb 2007       121,965,302.54
       May 2001       338,578,908.01          Apr 2004       202,826,544.04        Mar 2007       120,130,598.50
       Jun 2001       333,701,215.43          May 2004       199,848,656.42        Apr 2007       118,322,003.77
       Jul 2001       328,891,517.53          Jun 2004       196,912,664.62        May 2007       116,539,156.60
       Aug 2001       324,148,882.14          Jul 2004       194,017,991.51        Jun 2007       114,781,700.19


     PAYMENT DATE     250% SPA Balance      PAYMENT DATE    250% SPA Balance    PAYMENT DATE    250% SPA Balance
     ------------   ----------------        ------------    ----------------    ------------    ----------------
       Jul 2007     $ 113,049,282.61          May 2011      $ 55,244,259.34       Mar 2015      $ 25,794,225.29
       Aug 2007       111,341,556.74          Jun 2011        54,368,020.56       Apr 2015        25,352,505.56
       Sep 2007       109,658,180.21          Jul 2011        53,504,548.96       May 2015        24,917,425.37
       Oct 2007       107,998,815.33          Aug 2011        52,653,665.60       Jun 2015        24,488,890.25
       Nov 2007       106,363,129.02          Sep 2011        51,815,193.96       Jul 2015        24,066,807.07
       Dec 2007       104,750,792.77          Oct 2011        50,988,959.97       Aug 2015        23,651,083.96
       Jan 2008       103,161,482.55          Nov 2011        50,174,791.95       Sep 2015        23,241,630.36
       Feb 2008       101,594,878.77          Dec 2011        49,372,520.58       Oct 2015        22,838,356.93
       Mar 2008       100,050,666.20          Jan 2012        48,581,978.87       Nov 2015        22,441,175.58
       Apr 2008        98,528,533.94          Feb 2012        47,803,002.13       Dec 2015        22,049,999.46
       May 2008        97,028,175.32          Mar 2012        47,035,427.93       Jan 2016        21,664,742.91
       Jun 2008        95,549,287.89          Apr 2012        46,279,096.08       Feb 2016        21,285,321.44
       Jul 2008        94,091,573.33          May 2012        45,533,848.59       Mar 2016        20,911,651.77
       Aug 2008        92,654,737.40          Jun 2012        44,799,529.66       Apr 2016        20,543,651.74
       Sep 2008        91,238,489.89          Jul 2012        44,075,985.62       May 2016        20,181,240.35
       Oct 2008        89,842,544.56          Aug 2012        43,363,064.91       Jun 2016        19,824,337.73
       Nov 2008        88,466,619.10          Sep 2012        42,660,618.08       Jul 2016        19,472,865.10
       Dec 2008        87,110,435.04          Oct 2012        41,968,497.72       Aug 2016        19,126,744.79
       Jan 2009        85,773,717.75          Nov 2012        41,286,558.47       Sep 2016        18,785,900.20
       Feb 2009        84,456,196.36          Dec 2012        40,614,656.95       Oct 2016        18,450,255.80
       Mar 2009        83,157,603.69          Jan 2013        39,952,651.76       Nov 2016        18,119,737.10
       Apr 2009        81,877,676.23          Feb 2013        39,300,403.47       Dec 2016        17,794,270.66
       May 2009        80,616,154.09          Mar 2013        38,657,774.55       Jan 2017        17,473,784.04
       Jun 2009        79,372,780.93          Apr 2013        38,024,629.38       Feb 2017        17,158,205.84
       Jul 2009        78,147,303.92          May 2013        37,400,834.20       Mar 2017        16,847,465.62
       Aug 2009        76,939,473.70          Jun 2013        36,786,257.10       Apr 2017        16,541,493.93
       Sep 2009        75,749,044.34          Jul 2013        36,180,767.98       May 2017        16,240,222.30
       Oct 2009        74,575,773.27          Aug 2013        35,584,238.56       Jun 2017        15,943,583.21
       Nov 2009        73,419,421.23          Sep 2013        34,996,542.31       Jul 2017        15,651,510.05
       Dec 2009        72,279,752.27          Oct 2013        34,417,554.44       Aug 2017        15,363,937.18
       Jan 2010        71,156,533.65          Nov 2013        33,847,151.90       Sep 2017        15,080,799.85
       Feb 2010        70,049,535.84          Dec 2013        33,285,213.34       Oct 2017        14,802,034.21
       Mar 2010        68,958,532.46          Jan 2014        32,731,619.06       Nov 2017        14,527,577.32
       Apr 2010        67,883,300.21          Feb 2014        32,186,251.04       Dec 2017        14,257,367.08
       May 2010        66,823,618.89          Mar 2014        31,648,992.88       Jan 2018        13,991,342.31
       Jun 2010        65,779,271.29          Apr 2014        31,119,729.79       Feb 2018        13,729,442.63
       Jul 2010        64,750,043.20          May 2014        30,598,348.57       Mar 2018        13,471,608.53
       Aug 2010        63,735,723.34          Jun 2014        30,084,737.56       Apr 2018        13,217,781.32
       Sep 2010        62,736,103.33          Jul 2014        29,578,786.68       May 2018        12,967,903.15
       Oct 2010        61,750,977.67          Aug 2014        29,080,387.36       Jun 2018        12,721,916.94
       Nov 2010        60,780,143.65          Sep 2014        28,589,432.50       Jul 2018        12,479,766.44
       Dec 2010        59,823,401.38          Oct 2014        28,105,816.53       Aug 2018        12,241,396.18
       Jan 2011        58,880,553.67          Nov 2014        27,629,435.31       Sep 2018        12,006,751.44
       Feb 2011        57,951,406.09          Dec 2014        27,160,186.15       Oct 2018        11,775,778.29
       Mar 2011        57,035,766.84          Jan 2015        26,697,967.77       Nov 2018        11,548,423.56
       Apr 2011        56,133,446.77          Feb 2015        26,242,680.31       Dec 2018        11,324,634.78


     PAYMENT DATE   250% SPA Balance       PAYMENT DATE   250% SPA Balance          PAYMENT DATE  250% SPA Balance
     ------------   ----------------       ------------   ----------------          ------------  ----------------
       Jan 2019     $  11,104,360.27         Oct 2022     $   4,116,060.68            Jul 2026     $  860,192.89
       Feb 2019        10,887,549.04         Nov 2022         4,012,331.58            Aug 2026        813,940.25
       Mar 2019        10,674,150.80         Dec 2022         3,910,353.84            Sep 2026        768,565.07
       Apr 2019        10,464,116.01         Jan 2023         3,810,101.28            Oct 2026        724,053.67
       May 2019        10,257,395.78         Feb 2023         3,711,548.08            Nov 2026        680,392.57
       Jun 2019        10,053,941.92         Mar 2023         3,614,668.81            Dec 2026        637,568.48
       Jul 2019         9,853,706.91         Apr 2023         3,519,438.37            Jan 2027        595,568.29
       Aug 2019         9,656,643.92         May 2023         3,425,832.05            Feb 2027        554,379.11
       Sep 2019         9,462,706.74         Jun 2023         3,333,825.48            Mar 2027        513,988.21
       Oct 2019         9,271,849.83         Jul 2023         3,243,394.62            Apr 2027        474,383.06
       Nov 2019         9,084,028.28         Aug 2023         3,154,515.78            May 2027        435,551.29
       Dec 2019         8,899,197.82         Sep 2023         3,067,165.63            Jun 2027        397,480.74
       Jan 2020         8,717,314.78         Oct 2023         2,981,321.15            Jul 2027        360,159.41
       Feb 2020         8,538,336.13         Nov 2023         2,896,959.64            Aug 2027        323,575.47
       Mar 2020         8,362,219.42         Dec 2023         2,814,058.74            Sep 2027        287,717.27
       Apr 2020         8,188,922.80         Jan 2024         2,732,596.40            Oct 2027        252,573.32
       May 2020         8,018,405.03         Feb 2024         2,652,550.89            Nov 2027        218,132.32
       Jun 2020         7,850,625.43         Mar 2024         2,573,900.79            Dec 2027        184,383.11
       Jul 2020         7,685,543.88         Apr 2024         2,496,624.99            Jan 2028        151,314.71
       Aug 2020         7,523,120.85         May 2024         2,420,702.65            Feb 2028        118,916.27
       Sep 2020         7,363,317.34         Jun 2024         2,346,113.28            Mar 2028         87,177.15
       Oct 2020         7,206,094.93         Jul 2024         2,272,836.63            Apr 2028         57,513.39
       Nov 2020         7,051,415.71         Aug 2024         2,200,852.78            May 2028         28,457.57
       Dec 2020         6,899,242.32         Sep 2024         2,130,142.07            Jun 2028
       Jan 2021         6,749,537.92         Oct 2024         2,060,685.13          and thereafter          0.00
       Feb 2021         6,602,266.19         Nov 2024         1,992,462.87
       Mar 2021         6,457,391.32         Dec 2024         1,925,456.46
       Apr 2021         6,314,878.01         Jan 2025         1,859,647.37
       May 2021         6,174,691.45         Feb 2025         1,795,017.29
       Jun 2021         6,036,797.32         Mar 2025         1,731,548.21
       Jul 2021         5,901,161.80         Apr 2025         1,669,222.37
       Aug 2021         5,767,751.52         May 2025         1,608,022.25
       Sep 2021         5,636,533.61         Jun 2025         1,547,930.60
       Oct 2021         5,507,475.64         Jul 2025         1,488,930.40
       Nov 2021         5,380,545.65         Aug 2025         1,431,004.88
       Dec 2021         5,255,712.12         Sep 2025         1,374,137.53
       Jan 2022         5,132,944.00         Oct 2025         1,318,312.05
       Feb 2022         5,012,210.66         Nov 2025         1,263,512.39
       Mar 2022         4,893,481.89         Dec 2025         1,209,722.73
       Apr 2022         4,776,727.94         Jan 2026         1,156,927.47
       May 2022         4,661,919.46         Feb 2026         1,105,111.24
       Jun 2022         4,549,027.51         Mar 2026         1,054,258.89
       Jul 2022         4,438,023.58         Apr 2026         1,004,355.49
       Aug 2022         4,328,879.54         May 2026           955,386.32
       Sep 2022         4,221,567.68         Jun 2026           907,336.89


                                  EXHIBIT A-1

                                  Form of Bond
  (Class A-1, A-2, A-3, A-4, A-6, A-7, A-8, A-9, A-11, A-12, A-13, A-14, A-15,
             A-16, A-17, A-18, A-19, A-21, A-22, A-23 and II-A-1)

                             (Begins on next page)

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND IS A REGULAR INTEREST IN A REMIC. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                   CLASS ____
                                    DUE:____
                               ACCRUAL DATE: ____
                         ISSUE DATE: September 30, 1998

$____                                                             CUSIP NO.____
____ BOND INTEREST RATE                                 CERTIFICATE NUMBER 0001

         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ____ DOLLARS ($____) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in October 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of two pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-2 Supplement.

         So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-2 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee may, upon giving written notice to the Issuer, the Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the related Trust all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. If on any Payment Date BSMCC or its designee has not exercised such option and the aggregate outstanding principal balance of the Mortgage Loans in any Mortgage Loan Group is equal to or less than 2.5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date, the Master Servicer shall also have such option. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998          CMC SECURITIES CORPORATION III


                                   By:
                                      ---------------------------------
                                        Wade Walker
                                        Vice President - Asset and Liability
                                        Management


                        CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHINMENTIONED
INDENTURE.

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   AS INDENTURE TRUSTEE


                                   BY:
                                      ---------------------------------
                                          AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common       UNIF GIFT MIN ACT--......Custodian  . . . .
TEN ENT--as tenants by the                              (Cus)           (Minor)
                 entireties         Under Uniform Gifts to Minors
JT TEN--as joint tenants with
        rights of survivor-         Act . . . . . . . . . . . . . . . . . . .
        ship and not as Tenants                      (State)
        in Common

                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE
         ----------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.

Dated:
      --------------------------             ----------------------------------
                                                  NOTICE: The signature to this
                                                  assignment must correspond
                                                  with the name as written upon
                                                  the face of this Bond in
                                                  every particular without
                                                  alteration or enlargement or
                                                  any change whatever.


------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national securities
exchange. Notarized or witnessed
signatures are not acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                EXHIBIT A-1-A-20

                                  Form of Bond
                                  (Class A-20)


                             (Begins on next page)

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND IS A REGULAR INTEREST IN A REMIC. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE
OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                   CLASS ____
                                    DUE:____
                         ACCRUAL DATE: September 1, 1998
                         ISSUE DATE: September 30, 1998

$____                                                              CUSIP NO.____
____ BOND INTEREST RATE                                  CERTIFICATE NUMBER 0001

         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ____ DOLLARS (____) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in October 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds. Reference is hereby made to the Indenture and the Series 1998-2 Supplement for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of two pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         This Bond is a "Retail Bond" as defined in the Series Supplement. Subject to the provisions set forth below, and in the Series Supplement regarding payments of principal, payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses, Net

Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-2 Supplement.

         So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-2 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to
Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee may, upon giving written notice to the Issuer, the Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the related Trust all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. If on any Payment Date BSMCC or its designee has not exercised such option and the aggregate outstanding principal balance of the Mortgage Loans in any Mortgage Loan Group is equal to or less than 2.5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date, the Master Servicer shall also have such option. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         Any Beneficial Owner of Retail Bond Units with respect to the Class of Bonds of which this Bond is a part (referred to below as "this Class") may request that any or all of such Units be paid in full on the earliest possible Payment Date. Beneficial Owners of each Class of Retail Bonds may obtain information regarding the number of Retail Bond Units of the applicable Class of which Requests for Payment have been made and the status of their own Requests for Payment by writing the Trustee at the Corporate Trust Office. A Beneficial Owner may withdraw a Request for Payment by notifying his or her broker or other financial intermediary, which must in turn forward the notice of withdrawal (any such notice, a "NOTICE OF WITHDRAWAL") in writing to the Trustee. Any Request for Payment shall be deemed withdrawn when the Trustee receives notice of the Beneficial Owner's transfer of the related Retail Bond Units. In order for a Request for Payment or a Notice of Withdrawal to be effective for any Payment Date, it must be received by the Clearing Agency (in the case of a Request for Payment) or the Trustee (in the case of a Notice of Withdrawal) by the last business day of the preceding calendar month. Once effective, a Request for Payment shall remain effective for all Payment Dates unless it is withdrawn by an effective Notice of Withdrawal.

         As more fully provided for in the Series Supplement, the Trustee shall honor Requests for Payment on each Payment Date in accordance with the procedures set forth below. The Trustee shall notify the Clearing Agency and the appropriate Clearing Agency Participants which of the Requests for Payment should be honored on each Payment Date. The decisions of the Trustee and Persons concerning such matters, and any related rules and procedures they establish, shall be binding on all affected Persons.

         (i) For each Payment Date, priority of payment on this Class shall be given to Beneficial Owners of this Class for whom Requests for Payment are in effect. The Clearing Agency shall honor Requests for Payment for each Class of Retail Bonds in the following order of priority:

                           First, the Clearing Agency shall honor requests
                  submitted on behalf of Deceased Owners of this Class in the order of their receipt by the Clearing Agency, until such requests have been honored in an amount up to $100,000 for each requesting Deceased Owner of this Class; and

                           Second, the Clearing Agency will honor Requests for
                  Payment submitted on behalf of Living Owners of this Class in the order of priority established by the random lot procedures of the Trustee, until such Requests for Payment have been honored in an amount up to $10,000 for each requesting Living Owner of this Class.

                  Thereafter, the Clearing Agency shall honor Requests for Payment submitted on behalf of each Deceased Owner as provided in step First up to a second $100,000, and Requests for Payment submitted on behalf of each Living Owner as provided in step Second up to a second $10,000. Such sequences of priorities shall be repeated until all Requests for Payment have been honored.

         (ii) If the amount of principal available for payment on this Class on a given Payment Date is insufficient to honor all Requests for Payment for this Class, such Requests for Payment shall be honored on succeeding Payment Dates as principal becomes payable with respect to this Class. In the case of Requests for Payment on behalf of Living Owners, the Trustee shall establish a new order of priority for each Payment Date by random lot. Such order of priority shall apply both to previously unsatisfied Requests for Payment and to newly submitted Requests for Payment. A Request for Payment submitted on behalf of a Living Owner who later dies shall become entitled to the priority of a newly submitted Request for Payment on behalf of a Deceased Owner. Such priority will be effective for each subsequent Payment Date, if the Clearing Agency has received appropriate evidence of death and any requested tax waivers by the last business day of the preceding calendar month.

         (iii) If the amount of principal payable with respect to this Class on a given Payment Date exceeds the amount needed to honor all Requests for Payment with respect to such Class, the Clearing Agency shall determine which Retail Bond Units of this Class shall be paid, using its established random lot procedures. EACH CLEARING AGENCY PARTICIPANT RECEIVING SUCH PAYMENTS, AND EACH FINANCIAL INTERMEDIARY IN THE CHAIN TO THE BENEFICIAL OWNERS, SHALL REMIT PAYMENTS TO THEIR CUSTOMERS ACCORDING TO THEIR OWN PROCEDURES, WHICH MAY OR MAY NOT BE BY RANDOM LOT. A CLEARING AGENCY PARTICIPANT OR FINANCIAL INTERMEDIARY MAY DECIDE TO ALLOT RETAIL BOND PRINCIPAL PAYMENTS TO CERTAIN CUSTOMERS (WHICH COULD INCLUDE SUCH CLEARING AGENCY PARTICIPANT OR INTERMEDIARY) WITHOUT ALLOTTING PAYMENTS TO OTHERS.

         (iv) After the Group I Cross-Over Date, if any, payments on each Class of Retail Bonds will be made pro rata, without regard to the priorities described above.

         Certain rules specified in the Series Supplement shall apply to determine beneficial ownership in the case of Deceased Owners.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998              CMC SECURITIES CORPORATION III


                                       By:
                                          --------------------------------------
                                            Wade Walker
                                            Vice President - Asset and Liability
                                            Management


                         CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHIN MENTIONED
INDENTURE.

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       AS INDENTURE TRUSTEE


                                       BY:
                                          --------------------------------------
                                               AUTHORIZED SIGNATORY

                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common                UNIF GIFT MIN ACT--...Custodian .......
TEN ENT--as tenants by the                                      (Cus)           (Minor)
                 entireties                  Under Uniform Gifts to Minors
JT TEN--as joint tenants with
              rights of survivor-            Act ....................
              ship and not as Tenants               (State)
              in Common

                    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                          THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.




Dated:
     -----------------------            ------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever.


----------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange or
another national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                 EXHIBIT A-2-P

                                  Form of Bond
                                   (Class P)


                             (Begins on next page)

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS P BOND REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

THIS CLASS P BOND SHALL NOT BE ENTITLED TO ANY PAYMENTS WITH RESPECT TO
INTEREST.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                   CLASS ____
                                    DUE:____
                               ACCRUAL DATE: ____
                         ISSUE DATE: September 30, 1998

$____                                                             CUSIP NO.____
                                                        CERTIFICATE NUMBER 0001

         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ____ DOLLARS ($____) in monthly payments of principal on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in October 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture) and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         This Bond shall not be entitled to any payments in respect of interest. Payments of principal on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement out of Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such Payment Date (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses , Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-2 Supplement.

         So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-2

Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the

Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee may, upon giving written notice to the Issuer, the Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the related Trust all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. If on any Payment Date BSMCC or its designee has not exercised such option and the aggregate outstanding principal balance of the Mortgage Loans in any Mortgage Loan Group is equal to or less than 2.5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date, the Master Servicer shall also have such option. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998          CMC SECURITIES CORPORATION III


                                   BY:
                                      -----------------------------------------
                                           Wade Walker
                                           Vice President - Asset and Liability
                                           Management


                        CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHIN MENTIONED
INDENTURE.

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   AS INDENTURE TRUSTEE


                                   BY:
                                      -----------------------------------------
                                          AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common      UNIF GIFT MIN ACT--....Custodian . . . . . .
TEN ENT--as tenants by the                            (Cus)           (Minor)
         entireties                Under Uniform Gifts to Minors
JT TEN--as joint tenants with
        rights of survivor-        Act . . . . . . . . . . . . . . . . . . .
        ship and not as Tenants                     (State)
        in Common

                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.


Dated:
      ----------------------------      ---------------------------------------
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this Bond in every particular
                                             without alteration or enlargement
                                             or any change whatever.


------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national securities
exchange. Notarized or witnessed
signatures are not acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                EXHIBIT A-2-II-P

                                  Form of Bond
                                  (Class II-P)


                             (Begins on next page)

THIS CLASS II-P BOND REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

THIS CLASS II-P BOND SHALL NOT BE ENTITLED TO ANY PAYMENTS WITH RESPECT TO INTEREST.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                   CLASS ____
                                    DUE:____
                               ACCRUAL DATE: ____
                         ISSUE DATE: September 30, 1998

$____                                                             CUSIP NO.____
                                                        CERTIFICATE NUMBER 0001

         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CENDANT MORTGAGE CORPORATION or registered assigns, the principal sum of ____ DOLLARS ($____) in monthly payments of principal on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in October 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture) and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of three pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         This Bond shall not be entitled to any payments in respect of interest. Payments of principal on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement out of Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such Payment Date (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses , Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-2 Supplement.

         So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998- 2 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time

Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee may, upon giving written notice to the Issuer, the Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the related Trust all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. If on any Payment Date BSMCC or its designee has not exercised such option and the aggregate outstanding principal balance of the Mortgage Loans in any Mortgage Loan Group is equal to or less than 2.5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date, the Master Servicer shall also have such option. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998          CMC SECURITIES CORPORATION III


                                   BY:
                                      -----------------------------------------
                                         Wade Walker
                                         Vice President - Asset and Liability
                                         Management


                        CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHIN MENTIONED
INDENTURE.

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   AS INDENTURE TRUSTEE


                                   BY:
                                      -----------------------------------------
                                            AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common          UNIF GIFT MIN ACT--....Custodian . . . .
TEN ENT--as tenants by the                               (Cus)          (Minor)
         entireties                    Under Uniform Gifts to Minors
JT TEN--as joint tenants with
        rights of survivor-            Act .  . . . . . . . . . . . . . . . . .
        ship and not as Tenants                         (State)
        in Common

                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-------------------------------------------------------------------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.

Dated:
      ---------------------------       ---------------------------------------
                                             NOTICE: The signature to this
                                             assignment must correspond with
                                             the name as written upon the face
                                             of this Bond in every particular
                                             without alteration or enlargement
                                             or any change whatever.


------------------------------------
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a member
firm of the New York Stock Exchange
or another national securities
exchange. Notarized or witnessed
signatures are not acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                 EXHIBIT A-3


                                Form of Bond
                      (Class A-5, A-10, X, and II-X-1)


                            (Begins on next page)

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS ____ BOND REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

THE CLASS ____ BOND SHALL NOT BE ENTITLED TO ANY PAYMENTS WITH RESPECT TO PRINCIPAL.

NEITHER THIS BOND NOR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED EITHER (A) A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR INSURANCE COMPANY GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") OR (ii) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, TO THE EFFECT THAT SUCH COMPANY IS NOT A BENEFIT PLAN INVESTOR, IS ELIGIBLE FOR AN EXEMPTION TO THE APPLICABLE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE AND SIMILAR LAW OR IS USING THE ASSETS OF ITS GENERAL ACCOUNT TO PURCHASE THE SECURITIES AT A TIME IN WHICH THE AMOUNT OF THE RESERVES FOR CONTRACTS ISSUED TO BENEFIT PLANS THAT VARY WITH THE INVESTMENT EXPERIENCE OF THE INSURANCE COMPANY'S GENERAL ACCOUNT DOES NOT EXCEED 10% OF THE TOTAL LIABILITIES OF SUCH GENERAL ACCOUNT OR (iii) IN SUCH OTHER FORM AND SUBSTANCE AS SHALL BE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER, OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF SUCH BOND (i) WILL NOT CONSTITUTE OR RESULT IN THE

ASSETS OF THE TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR PROHIBITED TRANSACTIONS PROVISIONS OF SECTION 4975 OF THE CODE OR SIMILAR LAW OR (ii) WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, AND WILL NOT SUBJECT THE INDENTURE TRUSTEE, THE CERTIFICATE TRUSTEE, THE ISSUER, THE BOND ADMINISTRATOR OR ANY SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE AND THE POOLING AND SERVICING AGREEMENT.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                   CLASS ____
                                    DUE:____
                        ACCRUAL DATE:  September 1, 1998
                        ISSUE DATE:  September 30, 1998

$____                                                              CUSIP NO.____
____ BOND INTEREST RATE                                  CERTIFICATE NUMBER ____

         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, interest on the Class ____ Notional Amount of the Class ____ Bonds in monthly payments on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in October 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds. Reference is hereby made to the Indenture and the Series 1998-2 Supplement for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of two pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         This Bond shall not be entitled to payments of principal. Payments of interest on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-2 Supplement.

         So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-2 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time

Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee may, upon giving written notice to the Issuer, the Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the related Trust all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. If on any Payment Date BSMCC or its designee has not exercised such option and the aggregate outstanding principal balance of the Mortgage Loans in any Mortgage Loan Group is equal to or less than 2.5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date, the Master Servicer shall also have such option. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Master Servicer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Master Servicer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998                CMC SECURITIES CORPORATION III


                                         BY:
                                            ------------------------------------
                                            Wade Walker
                                            Vice President - Asset and Liability
                                            Management


                        CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHINMENTIONED
INDENTURE.

                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         AS INDENTURE TRUSTEE


                                         BY:
                                            ------------------------------------
                                                   AUTHORIZED SIGNATORY

                                 ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common              UNIF GIFT MIN ACT--... Custodian ....
TEN ENT--as tenants by the                                    (Cus)      (Minor)
         entireties                        Under Uniform Gifts to Minors
JT TEN--as joint tenants with
        rights of survivor-                Act.........................
        ship and not as Tenants                    (State)
        in Common

                   ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                         THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE________________________________________________________________________
________________________________________________________________________________
          (Please print or typewrite name and address of assignee) the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.

Dated:
      -------------------          ---------------------------------------------
                                      NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever.



---------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                 EXHIBIT A-3-X-2

                                  Form of Bond
                                 (Class II-X-2)


                              (Begins on next page)

THIS CLASS ____ BOND REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

THE CLASS ____ BOND SHALL NOT BE ENTITLED TO ANY PAYMENTS WITH RESPECT TO PRINCIPAL.

NEITHER THIS BOND NOR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED EITHER (A) A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR INSURANCE COMPANY GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") OR (ii) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, TO THE EFFECT THAT SUCH COMPANY IS NOT A BENEFIT PLAN INVESTOR, IS ELIGIBLE FOR AN EXEMPTION TO THE APPLICABLE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE AND SIMILAR LAW OR IS USING THE ASSETS OF ITS GENERAL ACCOUNT TO PURCHASE THE SECURITIES AT A TIME IN WHICH THE AMOUNT OF THE RESERVES FOR CONTRACTS ISSUED TO BENEFIT PLANS THAT VARY WITH THE INVESTMENT EXPERIENCE OF THE INSURANCE COMPANY'S GENERAL ACCOUNT DOES NOT EXCEED 10% OF THE TOTAL LIABILITIES OF SUCH GENERAL ACCOUNT OR (iii) IN SUCH OTHER FORM AND SUBSTANCE AS SHALL BE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER, OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF SUCH BOND (i) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR PROHIBITED TRANSACTIONS PROVISIONS OF SECTION 4975 OF THE CODE OR SIMILAR LAW OR
(ii) WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, AND WILL NOT SUBJECT THE INDENTURE TRUSTEE, THE CERTIFICATE TRUSTEE, THE ISSUER, THE BOND ADMINISTRATOR OR ANY SERVICER TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE AND THE POOLING AND SERVICING AGREEMENT.

                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                   CLASS ____
                                    DUE:____
                         ACCRUAL DATE: September 1, 1998
                         ISSUE DATE: September 30, 1998

$____                                                              CUSIP NO.____
VARIABLE BOND INTEREST RATE                              CERTIFICATE NUMBER 0001

         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CENDANT MORTGAGE CORPORATION or registered assigns, interest on the Class ____ Notional Amount of the Class ____ Bonds in monthly payments on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in October 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture), and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of two pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         This Bond shall not be entitled to payments of principal. Payments of interest on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-2 Supplement.

         So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-2 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to
Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the

Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee may, upon giving written notice to the Issuer, the Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the related Trust all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. If on any Payment Date BSMCC or its designee has not exercised such option and the aggregate outstanding principal balance of the Mortgage Loans in any Mortgage Loan Group is equal to or less than 2.5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date, the Master Servicer shall also have such option. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Master Servicer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Master Servicer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998                CMC SECURITIES CORPORATION III


                                         BY:
                                            ------------------------------------
                                                  Wade Walker
                                                  Vice President - Asset and
                                                  Liability Management


                         CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHINMENTIONED
INDENTURE.

                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         AS INDENTURE TRUSTEE


                                         BY:
                                            ------------------------------------
                                                  AUTHORIZED SIGNATORY

                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                        UNIF GIFT MIN ACT--. . . Custodian . . . . . . .
TEN ENT--as tenants by the                                              (Cus)           (Minor)
                 entireties                          Under Uniform Gifts to Minors
JT TEN--as joint tenants with
              rights of survivor-                    Act . . . . . . . . . . . .
              ship and not as Tenants                         (State)
              in Common

                    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                          THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
      --------------------------------------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint _____________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.

Dated:
      ------------------------     ---------------------------------------------
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever.

--------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                   EXHIBIT A-4

                                  Form of Bond
                      (Class B-1, B-2, II-B-1, and II-B-2)


                              (Begins on next page)

UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUIRED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND IS A REGULAR INTEREST IN A REMIC. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE
OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CLASS ____ BOND IS SUBORDINATED TO THE EXTENT DESCRIBED IN THE SERIES 1998-2 SUPPLEMENT REFERENCED HEREIN.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                   CLASS ____
                                    DUE:____
                         ACCRUAL DATE: September 1, 1998
                         ISSUE DATE: September 30, 1998

$____                                                              CUSIP NO.____
____ BOND INTEREST RATE                                  CERTIFICATE NUMBER ____

         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ____ DOLLARS (____) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in October 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture) and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of two pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-2 Supplement.

         So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-2 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to
Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee may, upon giving written notice to the Issuer, the Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the related Trust all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. If on any Payment Date BSMCC or its designee has not exercised such option and the aggregate outstanding principal balance of the Mortgage Loans in any Mortgage Loan Group is equal to or less than 2.5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date, the Master Servicer shall also have such option. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998        CMC SECURITIES CORPORATION III


                                 BY:
                                    ------------------------------------------
                                          Wade Walker
                                          Vice President - Asset and Liability
                                          Management


                         CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHINMENTIONED
INDENTURE.

                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 AS INDENTURE TRUSTEE


                                 BY:
                                    ------------------------------------------
                                          AUTHORIZED SIGNATORY

                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common                        UNIF GIFT MIN ACT--.................Custodian . . . . . . .
TEN ENT--as tenants by the                                                             (Cus)           (Minor)
                 entireties                          Under Uniform Gifts to Minors
JT TEN--as joint tenants with
              rights of survivor-                    Act . . . . . . . . . . . . . . . . . . .
              ship and not as Tenants                         (State)
              in Common

                    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                          THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.


Dated:
      -----------------------           ----------------------------------------
                                             NOTICE: The signature to this
                                             assignment must correspond with the
                                             name as written upon the face of
                                             this Bond in every particular
                                             without alteration or enlargement
                                             or any change whatever.


---------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by
a commercial bank or trust company
or by a member firm of the New York
Stock Exchange or another national
securities exchange. Notarized or
witnessed signatures are not acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                   EXHIBIT A-5

                                  Form of Bond
                             (Class B-3 and II-B-3)


                              (Begins on next page)

THIS BOND IS A REGULAR INTEREST IN A REMIC. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NEITHER THIS BOND NOR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED EITHER (A) A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR INSURANCE COMPANY GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") OR (ii) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, TO THE EFFECT THAT SUCH COMPANY IS NOT A BENEFIT PLAN INVESTOR IS ELIGIBLE FOR AN EXEMPTION TO THE APPLICABLE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE AND SIMILAR LAW OR (iii) IN SUCH OTHER FORM AND SUBSTANCE AS SHALL BE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER, OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS BOND (i) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR PROHIBITED TRANSACTIONS PROVISIONS OF SECTION 4975 OF THE CODE OR SIMILAR LAW OR
(ii) WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, AND WILL NOT SUBJECT THE INDENTURE TRUSTEE, THE CERTIFICATE TRUSTEE, THE ISSUER, THE MASTER SERVICER, ANY SUB-SERVICER, THE CERTIFICATE TRUSTEE, THE INDENTURE TRUSTEE OR THEIR RESPECTIVE AFFILIATES TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THIS CLASS ____ BOND IS SUBORDINATED TO THE EXTENT DESCRIBED IN THE SERIES 1998-2 SUPPLEMENT REFERENCED HEREIN.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.

                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                   CLASS ____
                                    DUE:____
                         ACCRUAL DATE: September 1, 1998
                         ISSUE DATE: September 30, 1998

$____                                                             CUSIP NO.____
____% BOND INTEREST RATE                                CERTIFICATE NUMBER ____


         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ____ DOLLARS ($____) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in October 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture) and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of two pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-2 Supplement.

         So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-2 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to
Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the

Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee (or if BSMCC or its designee does not exercise such option, the Master Servicer) may, upon giving written notice to the Issuer, Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the Issuer all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998           CMC SECURITIES CORPORATION III


                                    BY:
                                       ----------------------------------------
                                           Wade Walker
                                           Vice President - Asset and Liability
                                           Management


                         CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHINMENTIONED
INDENTURE.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    AS INDENTURE TRUSTEE


                                    BY:
                                       ----------------------------------------
                                            AUTHORIZED SIGNATORY

                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common           UNIF GIFT MIN ACT--....Custodian .....
TEN ENT--as tenants by the                                 (Cus)       (Minor)
         entireties                     Under Uniform Gifts to Minors

JT TEN-- as joint tenants with
         rights of survivor-            Act . . . . . . . . . . . . . . . . . .
         ship and not as Tenants                     (State)
         in Common


                    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                          THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________________________

_______________________________________________________________________________
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint _____________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.

Dated:
      ----------------------      ---------------------------------------------
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of this
                                          Bond in every particular without
                                          alteration or enlargement or any
                                          change whatever.


------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange or
another national securities
exchange. Notarized or
witnessed signatures are not
acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                   EXHIBIT A-6

                                  Form of Bond
                (Class B-4, B-5, B-6, II-B-4, II-B-5 and II-B-6)


                              (Begins on next page)

THIS CLASS ____ BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS, AND MAY NOT DIRECTLY OR INDIRECTLY BE OFFERED OR SOLD OR OTHERWISE DISPOSED OF WITHOUT COMPLIANCE WITH SUCH LAWS. IN CONNECTION WITH ANY TRANSFER OF THIS BOND, THE INDENTURE TRUSTEE SHALL REQUIRE EITHER (A) A REPRESENTATION LETTER FROM THE TRANSFEROR AND TRANSFEREE DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS (AND THE INDENTURE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT TO SUCH TRANSFER) OR (B) A RULE 144A INVESTMENT LETTER FROM THE TRANSFEREE STATING, AMONG OTHER THINGS, THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER."

NEITHER THIS BOND NOR ANY BENEFICIAL INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE INDENTURE TRUSTEE HAS RECEIVED EITHER (A) A CERTIFICATE FROM SUCH TRANSFEREE TO THE EFFECT THAT (i) SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY, INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR INSURANCE COMPANY GENERAL ACCOUNT, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") OR (ii) IF SUCH TRANSFEREE IS AN INSURANCE COMPANY, TO THE EFFECT THAT SUCH COMPANY IS NOT A BENEFIT PLAN INVESTOR IS ELIGIBLE FOR AN EXEMPTION TO THE APPLICABLE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE AND SIMILAR LAW OR (iii) IN SUCH OTHER FORM AND SUBSTANCE AS SHALL BE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER, OR (B) AN OPINION OF COUNSEL SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER TO THE EFFECT THAT THE PURCHASE AND HOLDING OF THIS BOND (i) WILL NOT CONSTITUTE OR RESULT IN THE ASSETS OF THE TRUST ESTATE BEING DEEMED TO BE "PLAN ASSETS" SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR PROHIBITED TRANSACTIONS PROVISIONS OF SECTION 4975 OF THE CODE OR SIMILAR LAW OR
(ii) WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE OR SIMILAR LAW, AND WILL NOT SUBJECT THE INDENTURE TRUSTEE, THE CERTIFICATE TRUSTEE, THE ISSUER, THE MASTER SERVICER, ANY SUB-SERVICER, THE CERTIFICATE TRUSTEE, THE INDENTURE TRUSTEE OR THEIR RESPECTIVE AFFILIATES TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THIS CLASS ____ BOND IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE SERIES 1998-2 SUPPLEMENT REFERENCED HEREIN.

THIS BOND IS A REGULAR INTEREST IN A REMIC. PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE
OUTSTANDING PRINCIPAL OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                   CLASS ____
                                    DUE:____
                         ACCRUAL DATE: September 1, 1998
                         ISSUE DATE: September 30, 1998

$____                                                              CUSIP NO.____
____% BOND INTEREST RATE                                 CERTIFICATE NUMBER ____

         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to THE FIRST NATIONAL BANK OF CHICAGO or registered assigns, the principal sum of ____ DOLLARS ($____) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding Business Day (each a "Payment Date"), commencing in October 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture) and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds. Reference is hereby made to the Indenture and the Series 1998-2 Supplement for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of two pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Series 1998-2 Supplement.

         All payments on this Bond under the Series 1998-2 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. The final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to
Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee may, upon giving written notice to the Issuer, the Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the related Trust all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. If on any Payment Date BSMCC or its designee has not exercised such option and the aggregate outstanding principal balance of the Mortgage Loans in any

Mortgage Loan Group is equal to or less than 2.5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date, the Master Servicer shall also have such option. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998              CMC SECURITIES CORPORATION III


                                       BY:
                                          --------------------------------------
                                                Wade Walker
                                                Vice President - Asset and
                                                Liability Management


                         CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHINMENTIONED
INDENTURE.

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       AS INDENTURE TRUSTEE


                                       BY:
                                          --------------------------------------
                                                AUTHORIZED SIGNATORY

                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                        UNIF GIFT MIN ACT--. . . Custodian . . . . . . .
TEN ENT--as tenants by the                                              (Cus)          (Minor)
                 entireties                          Under Uniform Gifts to Minors
JT TEN--as joint tenants with
              rights of survivor-                    Act . . . . . . . . . . .
              ship and not as Tenants                         (State)
              in Common

                    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                          THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
    ----------------------------------------------------------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee) the within Bond and does hereby irrevocably constitute and appoint ______________________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.

Dated:
      ----------------------       ---------------------------------------------
                                           NOTICE: The signature to this
                                           assignment must correspond with the
                                           name as written upon the face of this
                                           Bond in every particular without
                                           alteration or enlargement or any
                                           change whatever.


----------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed by a
commercial bank or trust company
or by a member firm of the New
York Stock Exchange or another
national securities exchange.
Notarized or witnessed signatures
are not acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                   EXHIBIT A-7

                                  Form of Bond
                                (Residual Bonds)


                              (Begins on next page)

THIS BOND HAS BEEN DESIGNATED AS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" CREATED BY THE SERIES 1998-2 SUPPLEMENT REFERRED TO BELOW PURSUANT TO THE RELATED PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE" ) .

NO TRANSFER OF THIS BOND MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN, OR PERSON USING "PLAN ASSETS" OF ANY PLAN TO EFFECT SUCH ACQUISITION (INCLUDING ANY INSURANCE COMPANY UNDER THE CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND THE SERIES 1998-2 SUPPLEMENT), SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE.

THIS BOND, THE INDENTURE AND THE SERIES 1998-2 SUPPLEMENT MAY BE AMENDED WITHOUT THE CONSENT OF THE HOLDER HEREOF, AND IN A MANNER THAT MAY ADVERSELY AFFECT THE INTERESTS OF THE HOLDER HEREOF, IF NECESSARY TO PREVENT THE DISQUALIFICATION OF THE TRUST ESTATE AS A REMIC.

ANY RESALE, TRANSFER, OR OTHER DISPOSITION OF THIS BOND MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES AN AFFIDAVIT TO THE INDENTURE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FEDERAL HOME LOAN MORTGAGE CORPORATION, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) A RURAL ELECTRIC AND TELEPHONE COOPERATIVE DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, AND (E) ANY OTHER PERSON SO DESIGNATED BY THE INDENTURE TRUSTEE BASED ON AN OPINION OF COUNSEL (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D), OR (E) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (2) AN AGENT OF A DISQUALIFIED ORGANIZATION. NOTWITHSTANDING THE REGISTRATION IN THE BOND REGISTER OR ANY TRANSFER, SALE, OR OTHER DISPOSITION OF THIS BOND TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT

WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A SECURITYHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS BOND. EACH HOLDER OF THIS BOND, BY ACCEPTANCE OF THIS BOND, SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

IF ANY RESALE, TRANSFER, OR OTHER DISPOSITION OF THIS BOND IS MADE TO ANY OF CERTAIN "PASS-THROUGH ENTITIES" DESCRIBED IN SECTION 860E(E)(6) OF THE CODE, AND A DISQUALIFIED ORGANIZATION IS THE RECORD HOLDER OF AN INTEREST IN SUCH ENTITY, THEN A TAX MAY BE IMPOSED ON SUCH ENTITY.

NO TRANSFER OF THIS BOND MAY BE MADE TO A PERSON THAT IS NOT A UNITED STATES PERSON, AS DEFINED IN THE SERIES 1998-2 SUPPLEMENT REFERRED TO BELOW.

THIS BOND IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO HEREIN, AND THE ISSUER IS NOT OTHERWISE LIABLE FOR PAYMENTS ON THIS BOND.


                         CMC SECURITIES CORPORATION III
               COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1998-2
                                 CLASS ____ BOND
                                    DUE:____
                         ACCRUAL DATE: September 1, 1998
                         ISSUE DATE: September 30, 1998

$____                                                             CUSIP NO.____
____% BOND INTEREST RATE                                CERTIFICATE NUMBER 0001

         CMC SECURITIES CORPORATION III, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received hereby promises to pay to BEAR STEARNS SECURITIES CORP. or registered assigns, the principal sum of ____ AND NO/100 DOLLARS ($____) in monthly payments of principal and interest on the twenty-fifth day of each month or, if such day is not a Business Day, then the next succeeding business day (each a "Payment Date"), commencing in April 1998 and ending on or before the Payment Date occurring in ____. This Bond is one of a duly authorized issue of non-recourse Bonds of the Issuer, designated as its Collateralized Mortgage Obligations, Series 1998-2. The Bonds are issued in multiple classes under the Issuer's Indenture dated as of March 1, 1998, as amended (herein called the "Indenture"), to which Indenture and all indentures supplemental thereto, including the Series 1998-2 Supplement dated as of September 30, 1998 (the "Series 1998-2 Supplement"), among the Issuer, The First

National Bank of Chicago, as indenture trustee (the "Indenture Trustee", which term includes any successor Trustee under the Indenture) and Norwest Bank Minnesota, National Association, as Bond Administrator, which authorized the Bonds, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the holders of the Bonds and the terms upon which the Bonds are, and are to be, authenticated and delivered.

         The Bonds are collateralized by two separate series of mortgage pass-through certificates (the "Conventional Certificates"), each of which series evidences the entire beneficial ownership interest in one of two pools of Mortgage Loans. Each pool of Mortgage Loans has been deposited into a separate trust (each, a "Trust") pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of September 1, 1998 among the Issuer, as seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as certificate trustee (the "Certificate Trustee"). Each Trust has created a series of Conventional Certificates for the benefit of the Issuer in exchange for the related pool of Mortgage Loans. The Conventional Certificates were pledged to the Indenture Trustee under the terms of the Indenture.

         All capitalized terms used without definition in this Bond shall have the meanings assigned to such terms in the Indenture or the Series 1998-2 Supplement, as applicable.

         This Bond does not purport to summarize the Indenture or the Series 1998-2 Supplement and reference should be made to the Indenture and the Series 1998-2 Supplement for the interests, rights and limitations of rights, benefits, obligations and duties of the holders of the Bond thereunder, and the rights, duties and immunities of the Indenture Trustee.

         Payments of principal of and interest on this Bond will be paid in accordance with the terms of the Series 1998-2 Supplement and will be made out of the Available Funds for such Payment Date, to the extent and subject to the limitations set forth in the Series 1998-2 Supplement, on each Payment Date to the Person in whose name this Bond is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums payable on this Bond are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Realized Losses, Net Interest Shortfalls and certain writedown amounts shall be allocated among the Classes of Bonds on the applicable Payment Date in the manner set forth in the Series 1998-2 Supplement. To the extent provided in the Series 1998-2 Supplement, the Subordinate Bonds will be subordinated in right of payment to the other Classes of Bonds and each Class of the Subordinate Bonds will be subordinated in right of payment to each of the other Classes of Subordinate Bonds with a lower numerical Class designation, if any. All Realized Losses, Net Interest Shortfalls and writedown amounts allocated to any Class of Bonds will be allocated pro rata among the outstanding Bonds of such Class, as described in the Series 1998-2 Supplement.

         The Bonds are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and certain other assets, all as more specifically set forth in the Series 1998-2 Supplement.

         So long as this Bond is registered in the name of a Depository or its nominee, the Indenture Trustee will make payments of principal of and interest on this Bond by wire transfers of immediately available funds to the Depository or its nominee. Otherwise, all payments on this Bond under the Series 1998-2 Supplement will be made by or on behalf of the Indenture Trustee as provided in the Indenture. Notwithstanding the above, the final payment on this Bond will be made after due notice by the Indenture Trustee of the pendency of such payment and only upon presentation and surrender of this Bond at its principal Corporate Trust Office or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Aggregate Current Principal Amount of all Bonds at the time Outstanding, in case Outstanding Bonds of all Series are to be affected, or with the consent of the Holders of two-thirds of the Aggregate Current Principal Amount of all the Bonds at the time Outstanding of each Series to be affected, in case one or more, but less than all, of the Series of Bonds then Outstanding are to be affected; provided however, that prior to the date on which the Class Imputed Principal Balance of each Class of Senior Bonds of a Series has been reduced to zero, no amendment, variation or modification shall be made to
Article V of the Indenture in respect of any Series of Bonds without the consent of the Holders representing not less than 100% of the Aggregate Current Principal Amount of all Outstanding Senior Bonds of such Series. The consent of the Holders of any Junior Bonds of such Series shall not be required to be obtained prior to making any amendment for such series to Article V of the Indenture for so long as any Senior Bond of such Series is Outstanding. Upon reduction to zero of the Class Imputed Principal Balance of each Class of Senior Bonds of a Series, no amendment, variation or modification to Article V of the Indenture shall be made in respect of such Series of Bonds without the consent of the Holders representing not less than two-thirds of the Aggregate Current Principal Amount of the Highest Priority Junior Class of such Series.

         The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the Aggregate Current Principal Amount of the Bonds of a Series at the time Outstanding on behalf of the Holders of all the Bonds of such Series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder.

         The Bonds are issuable in fully-registered form only, without coupons, in denominations as specified in the Series 1998-2 Supplement. As provided in the Series 1998-2 Supplement and subject to any limitations on transfer of this Bond by a Depository or its nominee and certain limitations set forth in the Series 1998-2 Supplement, the transfer of this Bond is registrable in the Bond Register upon surrender of this Bond for registration or transfer at the principal Corporate Trust Office of the Indenture Trustee or such other offices or agencies appointed by the Indenture Trustee for that purpose and such other locations provided in the Series 1998-2 Supplement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Indenture Trustee and the Bond Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class in the same aggregate Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations therein set forth, this Bond is exchangeable for a new Bond of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Bonds.

         At its option, Bear Stearns Mortgage Capital Corporation ("BSMCC") or its designee may, upon giving written notice to the Issuer, the Master Servicer, the Certificate Trustee and the Indenture Trustee, repurchase from the related Trust all of the remaining Mortgage Loans of any Mortgage Loan Group, and thereby effect an early termination of the related Certificates and redemption of the Bonds of the related Bond Group, on any Payment Date when the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Groups is equal to or less than 5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date. If on any Payment Date BSMCC or its designee has not exercised such option and the aggregate outstanding principal balance of the Mortgage Loans in any Mortgage Loan Group is equal to or less than 2.5% of the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Loan Group as of the Cut-off Date, the Master Servicer shall also have such option. Upon any such optional repurchase, the Trust Estate will terminate and any remaining assets in the Trust Estate shall be released to the repurchasing party.

         The Issuer, the Indenture Trustee and the Bond Registrar and any agent of the Issuer, the Indenture Trustee or the Bond Registrar may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, and none of the Issuer, the Master Servicer, the Indenture Trustee, the Bond Registrar or any such agent shall be affected by notice to the contrary.

         Unless the certificate of authentication hereon has been executed by the Bond Registrar, by manual signature, this Bond shall not be entitled to any benefit under the Series 1998-2 Supplement or be valid for any purpose.

         THIS BOND AND THE SERIES 1998-2 SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Series 1998-2 Supplement.

         IN WITNESS WHEREOF, CMC Securities Corporation III has caused this Bond to be duly executed.

Dated: September 30, 1998        CMC SECURITIES CORPORATION III


                                 BY:
                                    -------------------------------------------
                                          Wade Walker
                                          Vice President - Asset and Liability
                                          Management


                         CERTIFICATION OF AUTHENTICATION

         THIS IS A CLASS ____ BOND REFERRED TO IN THE WITHIN MENTIONED
INDENTURE.

                                THE FIRST NATIONAL BANK OF CHICAGO,
                                AS INDENTURE TRUSTEE


                                BY:
                                   --------------------------------------------
                                         AUTHORIZED SIGNATORY

                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Bond shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common           UNIF GIFT MIN ACT--...Custodian ......
TEN ENT--as tenants by the                                (Cus)       (Minor)
         entireties                     Under Uniform Gifts to Minors
JT TEN--as joint tenants with
        rights of survivor-             Act . . . . . . . . . . . . .
        ship and not as Tenants                    (State)
        in Common

                    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED
                          THOUGH NOT IN THE ABOVE LIST.

                                FORM OF TRANSFER

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE_______________________________________________________________________

_______________________________________________________________________________
            (Please print or typewrite name and address of assignee)

the within Bond and does hereby irrevocably constitute and appoint _____________ (Attorney) to transfer the said Bond in the Bond Register, with full power of substitution in the premises.


Dated:
      -------------------      ------------------------------------------------
                                          NOTICE: The signature to this
                                          assignment must correspond with the
                                          name as written upon the face of this
                                          Bond in every particular without
                                          alteration or enlargement or any
                                          change whatever.


-------------------------------
SIGNATURE GUARANTEED: The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange or
another national securities
exchange. Notarized or
witnessed signatures are not
acceptable.

                              PAYMENT INSTRUCTIONS


         The assignee should include the following for purposes of payment:

         Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________________________, for the account of
__________________________, account number ___________, or, if mailed by check, to _______________________________. Applicable reports and statements should be mailed to ______________________________. This information is provided by _________________________________, the assignee named above, or
____________________________________, as its agent.

                                    EXHIBIT B

                   FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT
                                (RESIDUAL BONDS)

                                                                          [DATE]


STATE OF_____________)
                     )        ss.:
COUNTY OF____________)


         The undersigned, _______________________, being first duly sworn, deposes, represents and warrants:

         1. That he is a [Title of Officer] of [Name of Owner], a [savings institution][corporation] duly organized and existing under the laws of the State of _______________ (the "Owner"), record or beneficial owner of CMC Securities Corporation III Collateralized Mortgage Obligations, Series 1998-2, [Class R-1][Class R-2][Class R-3] Bonds (the "Residual Bonds") having an initial Class Current Principal Balance of $_______________, on behalf of which he makes this affidavit and agreement. The Residual Bonds were issued pursuant to the Indenture (the "Indenture") dated as of March 1, 1998, between CMC Securities Corporation III, as Issuer (the "Issuer"), and The First National Bank of Chicago, as Indenture Trustee (the "Indenture Trustee"), and the Series 1998-2 Supplement thereto (the "Series Supplement") dated as of September 30, 1998, among the Issuer, the Indenture Trustee and Norwest Bank Minnesota, N.A., as Bond Administrator. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture as supplemented by the Series Supplement.

         2. That the Owner (i) is and will be a "Permitted Transferee" as of ______________, ______ and (ii) is acquiring the Residual Bonds for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-U.S. Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a farmers' cooperative described in Section 521 of the Internal Revenue Code of 1986 (the "Code)) that is exempt from the tax imposed by Chapter 1 of the Code and not subject to the tax imposed by Section 511 of the Code, (iii) rural electric or telephone cooperatives described in Section 1381(a)(2)(C) of the Code or (iv) any other Person whose holding of an ownership interest in a Residual Bond may cause the related REMIC to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in a Residual Bond to such Person. For purposes of clause (i) of the previous sentence, a corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof, if (i) all of the activities of such corporation are subject to the tax imposed by Chapter 1 of the Code, and (ii) a majority of the board of directors of such corporation is not selected by the United States or any

State or political subdivision thereof (except that this clause (ii) shall not apply to the Federal Home Loan Mortgage Corporation). The terms "United States," "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

         3. That the Owner is aware (i) of the tax that would be imposed on the Trust Estate if a Residual Bond is transferred to a disqualified organization under Section 860E(e) of the Code and that any Owner that is a disqualified organization will be obligated to reimburse the Trust Estate for any such tax;
(ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Bonds may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-1(c)(2) and that the transferor of an ownership interest in a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Residual Bonds if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

         5. That the Owner is aware that the Indenture Trustee will not register the transfer of any Residual Bonds unless the transferee, or the transferee's agent, delivers to the Indenture Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Bonds will only be owned, directly or indirectly, by Owners that are Permitted Transferees.

         7. That the Owner's taxpayer identification number is _______________.

         8. That the Owner has reviewed the restrictions set forth on the face of the Residual Bonds and the provisions of Section 2.15 of the Indenture under which the Residual Bonds were issued (and, in particular, the Owner is aware that such Section authorizes the Indenture Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Indenture Trustee in the event that the Owner holds such Residual Bonds in violation of
Section 3); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         9. That the Owner is not acquiring and will not transfer the Residual Bonds in order to impede the assessment or collection of any tax.

         10. That the Owner anticipates that it will, so long as it holds the Residual Bonds, have sufficient assets to pay any taxes owed by the holder of such Residual Bonds.

         11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds the Residual Bonds.

         12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Residual Bonds remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Residual Bonds that the Owner intends to pay taxes associated with holding the Residual Bonds as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Bonds.

         13. That the Owner is not acquiring the Residual Bonds with the intent to transfer such Bonds to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Bonds, or that may become insolvent or subject to a bankruptcy proceeding, for so long as such Residual Bonds remain outstanding.

         14. That Owner will, in connection with any transfer that it makes of any of the Residual Bonds, obtain from its transferee the representations required by Section 2.15 of the Indenture under which the Residual Bonds were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

         15. That Owner will, in connection with any transfer that it makes of any of the Residual Bonds, represent and warrant that it is not transferring the Residual Bonds to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of the Residual Bonds; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Residual Bonds remain outstanding; and (iii) is not a "Permitted Transferee."

         16. That the Owner is a United States Person.

         17. That the Owner is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code, nor a Person acting, directly or indirectly, on behalf of any such plan, and understands that registration of transfer of any Residual Bond to any such employee benefit plan, or to any person acting on behalf of such plan, will not be made unless such employee benefit plan delivers a certification of facts and an opinion of its counsel, addressed and satisfactory to the Indenture Trustee and the Issuer to the effect that such transfer will not constitute or result in a prohibited transaction under ERISA or the Code and will not (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R. ss. 2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer, the Master Servicer, any Sub-Servicer, the Certificate Trustee, the Indenture Trustee or their respective Affiliates, or (c) be treated as, or result in, a prohibited transaction under Section 406 or 407 of ERISA or Section 4975 of the Code.

         IN WITNESS WHEREOF, [Name of Owner] has caused this instrument to be executed on its behalf, by the undersigned officer this _____ day of ____________________, _____.

                                     [NAME OF OWNER]


                                     By:
                                        ---------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------




         Personally appeared before me the above-named [Name of Owner], known or proved to me to be the same person who executed the foregoing instrument and to be a [Title of Office] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of ______________, _____.


                                     ------------------------------------------
                                           NOTARY PUBLIC

                                     COUNTY OF
                                              ---------------------------------
                                     STATE OF
                                             ----------------------------------

                                     My Commission expires:
                                                           --------------------

                                  EXHIBIT C-1

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                                (PRIVATE BONDS)

                                                                         [DATE]

CMC Securities Corporation III
2711 N. Haskell Ave.
Suite 900
Dallas, Texas 75204

The First National Bank of Chicago
1 National Plaza, Suite 0126
Chicago, Illinois 60670

                         CMC Securities Corporation III
               Collateralized Mortgage Obligations, Series 1998-2

Ladies and Gentlemen:

         In connection with the sale by ____________________ (the "Transferor") to ____________________ (the "Transferee") of $_____________ initial Class
Current Principal Balance of Collateralized Mortgage Obligations, Series 1998-2, Class __________, (the "Private Bonds"), issued pursuant to the Indenture (the "Indenture") dated March 1, 1998 between CMC Securities Corporation III, as Issuer (the "Issuer") and The First National Bank of Chicago, as Trustee (the "Indenture Trustee") and the Series 1998-2 Supplement (the "Series Supplement") thereto dated September 30, 1998, between the Issuer, the Indenture Trustee and Norwest Bank Minnesota, N.A., as Bond Administrator. Capitalized terms used but not defined herein have the meanings assigned them in the Indenture as supplemented by the Series Supplement.

         In connection with such acquisition, the Transferee hereby certifies and agrees:

                  1. The Transferee is acquiring the Private Bonds either (a) for its own account or for accounts for which it exercises sole investment discretion and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Transferee's property shall at all times be and remain within its control, or (b) for resale to "Qualified Institutional Buyers" within the meaning of Rule 144A under the 1933 Act or an "accredited investor" of the type specified in Rule 3a-7(a)(2)(i) of the Investment Company Act of 1940, as amended (the "1940 Act") and in accordance with the provisions of the Indenture and the Series Supplement.

                  2. The Transferee has received, and has had an opportunity to review, (a) a copy of the Indenture and the Series Supplement and (b) such other information concerning the Private Bonds, the Trust and the Issuer as has been requested by the Transferee and is relevant to the Transferee's decision to purchase the Private Bonds. The Transferee has had any questions arising from such review answered by the Issuer to the satisfaction of the Transferee.

                  3. The Transferee is an "accredited investor" of the type specified in Rule 3a-7(a)(2)(i) under the 1940 Act, and has such expertise, knowledge and sophistication in financial and business matters generally, and in financial and business matters related to securities similar to the Private Bonds in particular, as to be capable of evaluating the merits and risks of an investment in the Private Bonds. The Transferee (or any account referred to above) is able to bear the economic risks of such an investment.

                  4. The Transferee will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Private Bonds by the Transferee.

                  5. The Transferee understands that (a) the Private Bonds have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), (b) the Issuer is not required to so register the Private Bonds, (c) the Private Bonds may be resold only if registered pursuant to the provisions of the 1933 Act, or if an exemption from such registration is available, (d) the Private Bonds may not be resold if such transfer would result in the registration of the Issuer as an "investment company" under the 1940 Act, (e) the Agreement contains restrictions regarding the transfer of the Private Bonds, (f) the Private Bonds will bear a legend to the foregoing effect and (g) a stop order may be placed in the Bond Register relating to the Private Bonds against the transfer of any Bond subject to compliance with the 1933 Act, the rules and regulation thereunder and state securities laws.

                  6. The Transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan") a Person acting on behalf of a Plan or a Person using the assets of a Plan (each, a "Plan Investor"), or, in the case of an insurance company, is either not a Plan Investor or is eligible for an exemption from the applicable prohibited transaction provisions of ERISA and the Code, or (ii) has attached hereto or delivered to the Trustee an opinion of counsel satisfactory to the Trustee and the Issuer to the effect that the purchase and holding of such Private Bonds will not constitute or result in a prohibited transaction under ERISA or the Code and will not (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R. ss. 2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer, the Master Servicer, any Sub-Servicer, the Certificate Trustee, the Indenture Trustee or their respective affiliates or (c) be treated as, or result in, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code.

                  7. The Transferee will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Private Bond, any interest in any Private Bond or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Private Bond, any interest in any Private Bond or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Private Bond, any interest in any Private Bond or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Private Bond under the 1933 Act, that would render the disposition of any Private Bond a violation of Section 5 of the 1933 Act or any state securities laws, that would result in the registration of the Issuer as an "investment company" under the 1940 Act, or that would require registration or qualification pursuant thereto. The Transferee will not sell or otherwise transfer any of the Private Bonds, except in compliance with the applicable provisions of the Indenture and the Series Supplement. Without limiting the generality of the foregoing sentence, if the Transferee sells any of the Private Bonds, the Transferee will comply with any applicable requirements set forth in, and will obtain from any purchaser any representations required pursuant to, the applicable provisions of the Indenture and the Series Supplement.

                                        Very truly yours,



                                        ---------------------------------------
                                        (Transferee)



                                        By:
                                           ------------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                  EXHIBIT C-2

                    FORM OF TRANSFEROR REPRESENTATION LETTER
                                (PRIVATE BONDS)

                                                                         [DATE]


CMC Securities Corporation III
2711 N. Haskell, Suite 900
Dallas, Texas 75204

First National Bank of Chicago
1 National Plaza
Chicago, Illinois 60670

                         CMC Securities Corporation III
               Collateralized Mortgage Obligations, Series 1998-2

Ladies and Gentlemen:

                  In connection with the sale by _______________________ (the "Transferor") to _______________________ of $_______________ initial Class
Current Principal Balance of Collateralized Mortgage Obligations, Series 1998-2, Class __, (the "Private Bonds"), issued pursuant to the Indenture (the "Indenture") dated March 1, 1998, between CMC Securities Corporation III, as Issuer and The First National Bank of Chicago, as Trustee (the "Indenture Trustee") and the Series 1998-2 Supplement thereto (the "Series Supplement") dated September 30, 1998, between the Issuer, the Indenture Trustee and Norwest Bank Minnesota, N.A., as Bond Administrator. The Transferor hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

                  Neither the Transferor nor anyone acting on its behalf has
(a) offered, pledged, sold, disposed of or otherwise transferred any Private Bond, any interest in any Private Bond or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Private Bond, any interest in any Private Bond or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Private Bond, any interest in any Private Bond or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (d) above) would constitute a distribution of the Private Bond under the Securities Act of 1933 (the "Act"), that would render the disposition of any Private Bond a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferor will not act in any manner set forth in the foregoing sentence with respect to any Private Bond. The Transferor has not and will not sell or otherwise transfer any of the Private Bonds, except in compliance with the applicable provisions of the Indenture and the Series Supplement.


                  [Remainder of Page Intentionally Left Blank]

                                        Very truly yours,



                                        ---------------------------------------
                                            (Transferor)



                                        By:
                                           ------------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                  EXHIBIT C-3

                  FORM OF RULE 144A TRANSFEREE REPRESENTATION
                                (PRIVATE BONDS)

                                                                         [DATE]

                         CMC Securities Corporation III
               Collateralized Mortgage Obligations, Series 1998-2


         In connection with the sale by ____________________ (the "Transferor") to ____________________ (the "Transferee") of $__________ initial Class Current Principal Balance of Collateralized Mortgage Obligations, Series 1998-2, Class __________ (the "Rule 144A Bonds"), issued pursuant to an Indenture (the "Indenture") dated March 1, 1998 between CMC Securities Corporation III, as Issuer (the "Issuer") and The First National Bank of Chicago, as Trustee (the "Indenture Trustee") and the Series 1998-2 Supplement (the "Series Supplement") thereto dated September 30, 1998, between the Issuer, the Indenture Trustee and Norwest Bank Minnesota, N.A., as Bond Administrator. Initially capitalized terms used but not defined herein have the meanings assigned to them in the Indenture as supplemented by the Series Supplement.

         1. The Transferee warrants and represents to, and covenants with, the Transferor, the Indenture Trustee and the Issuer as follows:

                  a. The Transferee understands that the Rule 144A Bonds have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state.

                  b. The Transferee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Bonds.

                  c. The Transferee has been furnished with all information regarding the Rule 144A Bonds that it has requested from the Transferor and the Indenture Trustee.

                  d. Neither the Transferee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Bonds, any interest in the Rule 144A Bonds or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Bonds, any interest in the Rule 144A Bonds or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Bonds, any interest in the Rule 144A Bonds or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action. that would constitute a distribution of the Rule 144A Bonds under the 1933 Act or that would render the disposition of the Rule 144A Bonds a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Bonds.

                  e. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Rule 144A Bonds for its own account or the account of other qualified institutional buyers and understands that such Rule 144A Bonds may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3]. The Transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), a Person acting on behalf of a Plan or a Person using the assets of a Plan (each, a "Plan Investor"), or, in the case of an insurance company, is either not a Plan Investor or is eligible for an exemption from the applicable prohibited transaction provisions of ERISA and the Code, or (ii) has attached hereto or delivered to the Indenture Trustee an opinion of counsel satisfactory to the Indenture Trustee and the Issuer to the effect that the purchase and holding of such Rule 144A Bonds will not constitute or result in a prohibited transaction under ERISA or the Code and will not (a) cause the assets of the Trust Estate to be treated as "plan assets" within the meaning of Department of Labor regulations set forth in 29 C.F.R. ss. 2510.3-101, (b) give rise to any fiduciary duty under ERISA on the part of the Issuer, the Master Servicer, any Sub-Servicer, the Certificate Trustee, the Indenture Trustee or their respective affiliates or (c) be treated as, or result in, a prohibited transaction under Sections 406 or 407 of ERISA or Section 4975 of the Code.

                                        Very truly yours,


                                        ---------------------------------------
                                        Print Name of Transferee



                                        By:
                                           ------------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                  -----------------------------


                                        Taxpayer Identification:

                                        No.
                                           ------------------------------------

                                        Date:
                                             ----------------------------------

                                                         ANNEX 1 TO EXHIBIT C-3

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Transferee.

         2. In connection with purchases by the Transferee, the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Transferee owned and/or invested on a discretionary basis $__________2 in securities (except for the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

         ------ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ------ Bank. The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
                           (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ------ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

---------------------
2          Transferee must own and/or invest on a discretionary basis at least
$100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                            ANNEX 1 to EXHIBIT C-3-1

         ------ Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         ------ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ------ State or Local Plan. The Transferee is a plan established and maintained by a State. its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ------ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ------ Investment Adviser. The Transferee is an investment adviser registered under the Investment Advisers Act of 1940.

         ------ SBIC. The Transferee is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ------ Business Development Company. The Transferee is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         ------ Trust Fund. The Transferee is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Transferee may have included securities owned

                            ANNEX 1 to EXHIBIT C-3-2
by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Bonds are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

         6. Will the Transferee be purchasing the Rule 144A Bonds only for the Transferee's own account?

                              Yes _____ No _____.

         If the answer to the foregoing question is "no", the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         23. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein during the period between the date of this certification and the date the Transferee purchases the Rule 144A Bonds. Unless such notice is given, the Transferee's purchase of the Rule 144A Bonds will constitute a reaffirmation of this certification as of the date of such purchase.


                                   --------------------------------------------
                                   Print Name of Transferee




                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:



                                   Date:
                                        ---------------------------------------


                            ANNEX 1 to EXHIBIT C-3-3

                                                         ANNEX 2 TO EXHIBIT C-3

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Transferee or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Transferee, the Transferee is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used.

         ----- The Transferee owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ----- The Transferee is part of a Family of Investment Companies which owned in the of aggregate $_______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule
                           144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.


                            ANNEX 2 to EXHIBIT C-3-1

         5. The Transferee is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A. In addition, the Transferee will only purchase for the Transferee's own account.

         6. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein during the period between the date of this certification and the date the Transferee purchases the Rule 144A Bonds. Unless such notice is given, the Transferee's purchase of the Rule 144A Bonds will constitute a reaffirmation of this certification as of the date of such purchase.



                                        ---------------------------------------
                                        Print Name of Transferee



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        IF AN ADVISER:




                                        ---------------------------------------
                                        Print Name of Transferee


                                        Date:
                                             ----------------------------------

                            ANNEX 2 to EXHIBIT C-3-2

                                   EXHIBIT C-4

                     FORM OF ERISA TRANSFEREE REPRESENTATION
                                 (CLASS II-X-2)

                                                                          [DATE]

                         CMC Securities Corporation III
               Collateralized Mortgage Obligations, Series 1998-2


         In connection with the sale by ____________________ (the "Transferor") to ___________________________________ (the "Transferee") of $__________ initial
Class Current Notional Balance of Collateralized Mortgage Obligations, Series 1998-2, Class II-X-2, issued pursuant to an Indenture (the "Indenture") dated March 1, 1998 between CMC Securities Corporation III, as Issuer (the "Issuer") and The First National Bank of Chicago, as Trustee (the "Indenture Trustee") and the Series 1998-2 Supplement (the "Series Supplement") thereto dated September 30, 1998, between the Issuer, the Indenture Trustee and Norwest Bank Minnesota, N.A., as Bond Administrator. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture as supplemented by the Series Supplement.

         The Transferee warrants and represents to, and covenants with, the Transferor, the Indenture Trustee and the Issuer that the Transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), a Person acting on behalf of a Plan or a Person using the assets of a Plan (each, a "Plan Investor"), or, in the case of an insurance company, is either not a Plan Investor or is eligible for an exemption from the applicable prohibited transaction provisions of ERISA and the Code.

                                     Very truly yours,


                                     -------------------------------------------
                                     Print Name of Transferee


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     Taxpayer Identification:

                                     No.
                                        ----------------------------------------
                                     Date:
                                          --------------------------------------

                                   EXHIBIT D-1

                            Letter of Representations
     (Book Entry Bonds Other than Retail Bonds and Other Subordinate Bonds)

                              (Begins on next page)

                             (Intentionally Omitted)

                                  EXHIBIT D-2

                           Letter of Representations
                                 (Retail Bonds)

                             (Begins on next page)

                            (Intentionally Omitted)

                                   EXHIBIT E

                         FORM OF TRANSFEROR CERTIFICATE
                                (RESIDUAL BONDS)

                                     [DATE]

CMC Securities Corporation III
2711 N. Haskell, Suite 900
Dallas, Texas  75204

The First National Bank of Chicago
1 National Plaza, Suite 0126
Chicago, Illinois 60670

                         CMC Securities Corporation III
               Collateralized Mortgage Obligations, Series 1998-1

Dear Sirs:

         This letter is delivered to you in connection with the sale by _____________________ (the "Transferor") to __________________________________
(the "Purchaser") of the Collateralized Mortgage Obligations, Series 1998-1, Class [R-1][Class R-2][Class R-3] (the "Residual Bonds"), issued pursuant to the Indenture (the "Indenture") dated as of March 1, 1998, between CMC Securities Corporation III, as Issuer (the "Issuer"), and the First National Bank of Chicago, as Trustee (the "Indenture Trustee") and the Series 1998-2 Supplement, dated as of September 30, 1998, among the Issuer, the Indenture Trustee and Norwest Bank Minnesota, N.A., as Bond Administrator. All terms used herein and not otherwise defined shall have the meaning set forth in the Indenture or the Series Supplement, as applicable.

         The Transferor hereby certifies, represents and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

         1. No purpose of the Transferor relating to the sale of the Residual Bonds by the Transferor to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Transferor understands that the Purchaser has delivered to the Indenture Trustee a transferee affidavit and agreement in the form attached to the Series Supplement as Exhibit B. The Transferor does not know or believe that any representation contained therein is false.

         3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the

Purchaser has historically paid its debts as they have become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Bonds may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

         4. The Transferor has no actual knowledge that the proposed Transferee is a Disqualified Organization, an agent of a Disqualified Organization or a Non-U.S. Person.


                                        Very truly yours,



                                        ----------------------------------------
                                            (Transferor)